Exhibit 10.21

PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

(Westpark, Mesa Canyon, Tierra Este, Lyon Estates, Coldwater Ranch, Promenade at the

Spectrum and Vista Bella/Redcourt)

By and Among

COLFIN WLH LAND ACQUISITIONS, LLC,

a Delaware limited liability company

“Seller”

WILLIAM LYON HOMES, INC.,

a California corporation

“Buyer”

And

WILLIAM LYON HOMES,

a Delaware corporation

“Lyon Parent”

PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

THIS PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (“Agreement”) is made as of June 28, 2012, by and among COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company (“Seller”), WILLIAM LYON HOMES, INC., a California corporation (“Buyer”) and WILLIAM LYON HOMES, a Delaware corporation (“Lyon Parent”).

RECITALS

WHEREAS, on or about December 22, 2009, Seller acquired certain real property known as the Westpark, Mesa Canyon, Tierra Este, Lyon Estates, Coldwater Ranch, Promenade at the Spectrum and Vista Bella/Redcourt properties (the “Original Properties”); and

WHEREAS, by virtue of a certain other agreements, specific portions of the Original Properties have been sold by Seller, but Buyer now wishes to purchase from Seller, and Seller wishes to sell to Buyer the Property, which essentially consists of all remaining portions of the Original Properties currently owned by Seller, as such Property is further described in Paragraph 2(a), on the terms set forth herein.

NOW THEREFORE, the parties hereby agree as follows:

1. Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated below:

(a) “Agreement” shall have the meaning set forth in the introductory paragraph above.

(b) “Applicable Date” shall have the meaning set forth in Paragraph 16(d).

(c) “Appurtenances” shall have the meaning set forth in Paragraph 2(a) below.

(d) “Assignment and Assumption Agreement – Contracts and Agreements” shall have the meaning set forth on Exhibit B.

(e) “Assignment and Assumption Agreement – Development Declarations” shall have the meaning set forth on Exhibit B.

(f) “Assignment and Bill of Sale” shall have the meaning set forth on Exhibit B.

(g) “Available Information” shall have the meaning set forth in Paragraph 4(b) below.

(h) “business day” and “business days” shall have the meaning set forth in Paragraph 24(o) below.

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(i) “Buyer” shall have the meaning set forth in the introductory paragraph above.

(j) “Buyer Representatives” shall mean Buyer’s shareholders, partners, members, directors, officers, employees, agents, representatives, consultants, contractors, affiliates, subsidiaries, and its and their respective successors and assigns.

(k) “Buyer Related Parties” means the Related Parties of Buyer.

(l) “Capital Stock” shall have the meaning given to such term set forth in Paragraph 16(c).

(m) “Cash Payment” shall have the meaning given to such term set forth in Paragraph 3(a).

(n) “CFD” means any means any improvement district, “Mello Roos” district, school mitigation plan or district, community facilities district, special assessment district or similar district or any other municipal utility, levee, water improvement or similar district with respect to any Real Property.

(o) “CFD Obligations” means the obligations, with respect to any CFD, binding upon either the Real Property subject to the CFD or the owner of the Real Property subject to the CFD.

(p) “Class A Common Stock” shall have the meaning set forth in Paragraph 16(c).

(q) “Class B Common Stock” shall have the meaning set forth in Paragraph 16(c).

(r) “Class C Common Stock” shall have the meaning set forth in Paragraph 16(c).

(s) “Claims” shall have the meaning set forth in Paragraph 19 below.

(t) “Close of Escrow” shall mean the date on which a fully executed and notarized original of each Grant Deed is recorded in the Official Records.

(u) “Closing” shall have the meaning set forth in Paragraph 6 below.

(v) “Closing Date” shall have the meaning set forth in Paragraph 6 below.

(w) “Closing Statement” shall have the meaning set forth on Exhibit B.

(x) “Code” shall have the meaning set forth in Paragraph 11 below.

(y) “Coldwater Grant Deed” has the meaning set forth on Exhibit B.

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(z) “Condominium Plan” shall mean and refer to a plan recorded against the Real Property or any portion thereof in compliance with California Civil Code Section 1351, A.R.S. Section 33-1201 et seq., a plat recorded against the Real Property or any portion thereof pursuant to N.R.S. Sections 116.2109 and 278.372, or any similar statute hereinafter enacted.

(aa) “Consent(s) to Transfer” shall mean any consent, approval, authorization, right of first refusal, option, or similar right that the Seller or Buyer is required, by contract or otherwise to obtain or offer to a third party in connection with (i) the sale, conveyance and transfer of the Property as contemplated in this Agreement, or (ii) the imposition or placement of a mortgage, deed of trust of similar lien on the Property by Seller as contemplated by the Loan Agreement and its related ancillary agreements.

(bb) “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking, whether or not of record which relates to any monetary obligation or monetary liability or any obligation to perform any construction or development work to which such Person is a party or by which such Person or any of the Real Property is bound. For purposes of this definition, if Seller is the Person being referred to herein, then Person shall mean Seller solely in its capacity as the fee owner of the Property.

(cc) “day” shall have the meaning set forth in Paragraph 24(o) below.

(dd) “Declaration Documents” shall mean those certain Declarations of Covenants, Conditions, and Restrictions and Reservation of Easements for each of the properties set forth on Exhibit K.

(ee) “Default” shall have the meaning set forth in Paragraph 20(b) below.

(ff) “Defective Work” shall mean any services rendered, materials supplied and/or work Performed by any of Seller’s Consultants and Contractors or by Buyer or Buyer’s Representatives on or with respect to the Real Property (or any portion thereof) which is defective.

(gg) “Development Approvals” shall mean (i) the general and/or specific plan for the Real Property, (ii) the zoning for the Real Property, (iii) any affordable housing requirements covering the Real Property, (iv) any planned community regulations and development plan covering the Real Property, (v) any subdivision maps covering the Real Property and the reports and map conditions relating thereto, (vi) the final environmental impact report(s) covering the Real Property, (vii) any local, regional, state or federal environmental permits and approvals (together with any conditions and requirements relating thereto), (viii) any feature plans and/or site plans for the Real Property, (ix) any landscaping and common area plans for the Real Property, (x) variances or conditional use permits for the Real Property, (xi) building permits for the Real Property, (xii) any amendments or supplements to the items referenced in subparagraphs (i) through (xi), inclusive, above, and (xiii) any other permits, approvals, entitlements or acts in respect of the Real Property or any Laws.

(hh) “Development Costs” shall have the meaning set forth in Paragraph 15(b) below.

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(ii) “Easement Agreement(s)” means the three (3) easement agreements in respect of the Easement Properties.

(jj) “Easement Properties” means the Coldwater Ranch, Promenade at the Spectrum and Lyon Estates properties (the “Easement Properties”).

(kk) “Easement Quit-Claim Deeds” shall mean the quit-claim deeds referred to in Section 2 of each of the Easement Agreements, which were supposed to be delivered to Seller by Buyer pursuant to the terms and conditions of the Easement Agreements.

(ll) “Entitlements” shall mean each and all approvals, authorizations, consents, certificates, entitlements, franchises, licenses, permits, registrations, qualifications, zoning classifications, variances and other actions and rights granted by or applications or filings with any Persons necessary or appropriate for the improvement and development of the Real Property for single- or multi- family “for sale” residences or for the conduct of the business of developing “for sale” residential real property into lots and residences, and constructing “for sale” residences, and selling the same.

(mm) “Environmental Law” means any law, rule, regulation, decree, or requirement promulgated by any Governmental Authority with respect to public health and safety or pollution or protection of the environment, including, without limitation, the following: (i) the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. Section 6901 et seq.; (ii) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act Of 1986; 42 U.S.C. Section 9601 et seq.; (iii) the Clean Water Act, 33 U.S.C. Section 1251 et seq.; (iv) the Safe Drinking Water Act, 42 U.S.C. Section 300f et seq.; (v) the Toxic Substances Control Act, 15 U.S.C. Sections 2601 et seq.; (vi) the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq.; (vii) the Clean Air Act, 42 U.S.C. Section 7401 et seq.; (viii) the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. Section 136 et seq.; (ix) the Occupational Safety and Health Act of 1970, 29 U.S.C. Section 651 et seq.; (x) the California Hazardous Waste Control Law, California Health and Safety Code Section 25100 et seq.; (xi) the Hazardous Substance Account Act, California Health & Safety Code Section 25300 et seq.; (xii) the Safe Drinking Water and Toxic Enforcement Act of 1986, California Health and Safety Code Section 25249.5 et seq.; (xiii) the Porter-Cologne Water Quality Control Act, California Water Code Section 13000 et seq.; (xiv) the California Air Resources Law, California Health and Safety Code Section 39000 et seq.; (xv) the Arizona Hazardous Waste Management Act, A.R.S. Section 49-901 et seq.; (xvi) the Arizona Environmental Quality Act of 1986, A.R.S. Section 49-201 et seq.; (xvii) the Arizona statutes on solid waste management, A.R.S. Section 49-701 et seq.; (xviii) the Arizona statutes on underground storage tank regulation, A.R.S. Section 49-1001 et seq.; (xix) Chapter 459 of Nevada Revised Statutes (Hazardous Materials); (xx) Chapter 445A of the Nevada Revised Statutes (Water Controls); and (xxi) Chapter 445B of the Nevada Revised Statutes (Air Pollution).

(nn) “Escrow” shall have the meaning set forth in Paragraph 2(b) below.

(oo) “Escrow Agent” shall have the meaning set forth in Paragraph 2(b) below.

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(pp) “Existing Bonds” means any bond obligations affecting the Property (or any part thereof) as of the Closing Date, including, but not limited to, permit bonds, subdivision bonds, performance bonds, or any other bond obligations whatsoever.

(qq) “Federal Affidavit” shall have the meaning set forth in Paragraph 11 below.

(rr) “Governmental Authority” shall mean any local, regional, state or federal governmental entity, agency, court, judicial or quasi-judicial body, or legislative or quasi-legislative body.

(ss) “Governmental Fees” shall mean all fees, charges, exactions, assessments, dedications and costs of any nature pursuant to the Development Approvals related to the Real Property and its development imposed either prior to or after the Closing Date.

(tt) “Grant Deed” and “Grant Deeds” shall have the meaning set forth on Exhibit B.

(uu) “Hazardous Substance” shall mean any substance, waste, matter or material which (i) has been or is at any time determined by any state or federal court in a reported decision to be a waste, pollutant, contaminant, hazardous waste, hazardous material, or hazardous substance (or similar designation), (ii) has been or is determined by any Governmental Authority to be a waste, pollutant, contaminant, hazardous waste, hazardous substance or hazardous material (or similar designation), (iii) is described as, or has been or is determined to be, a waste, pollutant, contaminant, hazardous waste, hazardous substance, or hazardous material (or similar designation) under any Environmental Law, (iv) is petroleum or fraction or derivative thereof, or (v) is regulated under any Environmental Law.

(vv) “Improvements” shall have the meaning set forth in Paragraph 2(a) below.

(ww) “Inspections and Studies” shall have the meaning set forth in Paragraph 4(b) below.

(xx) “Instruction Letter” shall mean that certain Instruction Letter to be sent by Lyon Parent to the Transfer Agent instructing the Transfer Agent to issue the Shares to Seller in the form of Exhibit N attached hereto.

(yy) “Insurance Related Assignment” shall have the meaning set forth in Paragraph 15(a)(ii) below.

(zz) “Laws” shall mean all federal, state and local laws, statutes, codes, ordinances, resolutions, as they may be amended from time to time. The term “Laws” shall include, without limitation, Environmental Law.

(aaa) “Loan” shall have the meaning set forth in the Loan Agreement.

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(bbb) “Loan Agreement” shall mean that certain Amended and Restated Senior Secured Term Loan Agreement dated as of February 25, 2012, by and between Buyer, as borrower, ColFin WLH Funding, LLC, as administrative agent, and ColFin WLH Funding, LLC, as a lender and each other lender from time to time party thereto.

(ccc) “Loan Agreement Reports” shall have the meaning set forth in Paragraph 15(d).

(ddd) “Lot” shall mean, in the event that no Condominium Plan is recorded against the Real Property, a lot or parcel as shown on a final subdivision map covering the Real Property (or portion thereof) upon which a single-family residential unit has been or will be constructed.

(eee) “Lyon Estates Grant Deed” has the meaning set forth on Exhibit B.

(fff) “Lyon Parent” shall have the meaning set forth in the introductory paragraph above.

(ggg) “Management Agreement(s)” means the seven (7) management agreements, executed by Buyer and Seller in respect of the Original Properties.

(hhh) “Mesa Canyon Grant Deed” has the meaning set forth on Exhibit B.

(iii) “Natural Hazards Disclosures” shall have the meaning set forth in Paragraph 21(c) below.

(jjj) “New Construction” shall mean the affirmative undertaking of new horizontal and/or vertical physical work on the Real Property after the Closing Date in furtherance of developing the Real Property as it exists on the Closing Date into Residences, and shall not mean work (i) undertaken to protect or maintain the Real Property as it exists on the Closing Date as such work may be deemed necessary by Buyer in its reasonable discretion, (ii) required under any Contractual Obligation in existence as of the Closing Date or by any Governmental Authority (other than as a result of Buyer’s affirmative undertaking of new horizontal and/or vertical physical work on the Real Property after the Closing Date) or (iii) required or necessary pursuant to this Agreement.

(kkk) “NOI” shall have the meaning set forth in Paragraph 15(g) below.

(lll) “NOT” shall have the meaning set forth in Paragraph 15(g) below.

(mmm) “notice” shall have the meaning set forth in Paragraph 24(b) below.

(nnn) “Notice of Special Tax” shall have the meaning set forth in Paragraph 15(e) below.

(ooo) “Operating Expenses” shall have the meaning set forth in Paragraph 13(c) below.

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(ppp) “Official Records” shall mean the Official Records of the county or counties in which the applicable Real Property resides.

(qqq) “Original Properties” has the meaning given to it in the Recitals to this Agreement.

(rrr) “Original Sale Agreements” means the purchase and sale agreements under which the Seller acquired the Original Properties.

(sss) “Person” shall mean any entity, whether an individual, trustee, corporation, partnership, limited liability company, joint stock company, trust, unincorporated organization, bank, business organization or firm or otherwise. The term “Person” shall include Governmental Authorities.

(ttt) “Preferred Stock” shall have the meaning set forth in Paragraph 16(c).

(uuu) “Promenade Grant Deed” has the meaning set forth on Exhibit B.

(vvv) “Property” shall have the meaning set forth in Paragraph 2(a) below.

(www) “Purchase Price” shall have the meaning set forth in Paragraph 3(a) below.

(xxx) “Real Property” shall have the meaning set forth in Paragraph 2(a) below.

(yyy) “Refunds and Reimbursements” shall have the meaning set forth in Paragraph 15(c) below.

(zzz) “Registration Rights Agreement” means that certain Class A Common Stock Registration Rights Agreement, dated as of February 25, 2012, by and among Lyon Parent and each of the individual purchasers who become parties thereto from time to time in accordance with the terms thereof.

(aaaa) “Registration Rights Consent” means the consent letter provided by to Luxor Capital Group, LP and certain of its affiliates in connection with the Registration Rights Letter Agreement in the form attached as Exhibit M hereto.

(bbbb) “Registration Rights Letter Agreement” shall have the meaning set forth on Exhibit B.

(cccc) “Related Parties” shall have the meaning set forth in Paragraph 19 below.

(dddd) “Residence” shall mean the following:

(i) If a Condominium Plan is recorded covering the California Real Property, “Residence” shall mean and refer to an estate in real property as defined in California Civil Code Section 783 or any similar statute hereinafter enacted consisting of an undivided interest in all or a portion of the Real Property together with a separate interest in space in a residential building on such property; or

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(ii) If Real Property is located in Nevada, “Residence” shall mean a “Unit” as defined in N.R.S Section 116.093;

(iii) If a Condominium Plan is recorded covering the Arizona Real Property, “Residence” shall mean and refer to an estate in real property as defined in A.R.S. Section 33-1204 or any similar statute hereinafter enacted consisting of an undivided interest in all common elements of the Real Property together with a separate interest in space in a residential building on such property; or

(iv) If no Condominium Plan is recorded covering the Real Property, “Residence” shall mean and refer to a Lot together with the single-family residential unit constructed thereon.

(eeee) “Securities Act” shall have the meaning set forth in Paragraph 18 below.

(ffff) “Seller” shall have the meaning set forth in the introductory paragraph above.

(gggg) “Seller Related Parties” means the Related Parties of Seller.

(hhhh) “Seller Retained Rights and Remedies” shall have the meaning set forth in Paragraph 15(a) below.

(iiii) “Seller’s Consultants and Contractors” shall mean all consultants, engineers, architects, suppliers, contractors and subcontractors retained by Seller who rendered services, supplied materials and/or performed work on or with respect to the Real Property (or any portion thereof), provided that Buyer as well as any Buyer’s Representatives shall be excluded from the definition of “Seller’s Consultants and Contractors”.

(jjjj) “Service Contracts” means any and all agreements, documents, contracts or undertakings related to or concerning the Property under which a service provider provides services with respect to the use, operation, development, construction, maintenance or protection of the Property, including the Management Agreements and the Easement Agreements.

(kkkk) “Shares” shall have the meaning set forth in Paragraph 3(a) below.

(llll) “State Affidavit(s)” shall have the meaning set forth in Paragraph 11 below.

(mmmm) “Storm Water Permit” has the meaning set forth in Paragraph 15(g) below.

(nnnn) “SWPPP” has the meaning set forth in Paragraph 15(g) below.

(oooo) “Tierra Este Grant Deed” has the meaning set forth on Exhibit B.

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(pppp) “Title Commitment” shall mean a written, unconditional and irrevocable title insurance commitment in respect of the Property provided by the Title Company.

(qqqq) “Title Company” shall have the meaning set forth in Paragraph 4(a) below.

(rrrr) “Title Policy” means one or more 2006 ALTA extended coverage owner’s policies of title insurance in the aggregate amount of the Purchase Price, insuring that Buyer is the owner of the Property.

(ssss) “Title Reports” shall have the meaning set forth in Paragraph 4(a) below.

(tttt) “Transfer Agent” shall mean American Stock Transfer & Trust Company, LLC, as Lyon Parent’s registrar and transfer agent.

(uuuu) “Vista Bella Grant Deed” has the meaning set forth on Exhibit B.

(vvvv) “Westpark Grant Deed” has the meaning set forth on Exhibit B.

2. Purchase and Sale; Escrow.

(a) Purchase and Sale. Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, pursuant to the terms, covenants, conditions and provisions set forth herein, (i) that certain real property located in Nevada, Arizona and California, all as more particularly described on Exhibit A attached hereto (collectively, the “Land”, and together with all Appurtenances and Improvements thereon, the “Real Property”), and (ii) all of the Seller’s right, title and interest in and to the following: (A) all easements, rights of way, mineral rights, oil and gas rights, water, water rights, air rights, development rights and privileges appurtenant to the Land and/or Improvements (collectively, “Appurtenances”), (B) all tangible personal property located on or used in connection with the Real Property, including, without limitation, design concepts, guidelines and drawings, architectural plans and specifications, engineering studies, soils reports and cost data, (C) all rights, claims or other actions which Seller may have against any third party with respect to the Real Property and/or the assets being purchased by Buyer under this Agreement (including, without limitation, all warranties, guaranties, indemnities and other similar rights relating to the Real Property and/or the assets being purchased by Buyer under this Agreement), (D) all unused fees, charges, contributions, credits, refunds or reimbursements, or rights to any of the foregoing, of any nature from any Governmental Authority or private entity that may be applicable to or useable in lieu of any fees, assessments or other financial obligations paid or payable to a Governmental Authority or private entity for public or private facilities, parks or other improvements or amenities of any nature related to or concerning the Real Property, (E) all Entitlements related to or concerning the Real Property, and (F) any and all buildings, facilities, infrastructure, structures and other improvements and all additions or alterations thereto or replacements thereof, (I) erected on or under the Land and/or Appurtenances, or (II) constructed by Seller outside of the boundaries of the Land and related to or used in connection with the Land and/or Appurtenances, including, without limitation, fixtures, attachments, appliances, equipment, machinery, and other personal property affixed to such buildings and other improvements (collectively, “Improvements”). The Real Property and the items described in subparagraph (ii) above are collectively referred to

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herein as the “Property”; provided, however the term “Property” shall specifically exclude (i) all rights and remedies retained by Seller (and not assigned to Buyer) pursuant to paragraph 15(a) below; and (ii) any rights, claims or other actions which the Seller may have against any third party as described in (C) above, to the extent they are rights, claims or actions against Buyer or any of Buyer’s Representatives. When utilized herein the term “Property” shall be deemed to refer to the Property as a whole and/or any portion or component part thereof, as the context in this Agreement requires.

(b) Escrow. The transaction herein contemplated shall be effectuated through an escrow (the “Escrow”) with Fidelity National Title Company, 1300 Dove Street, Suite 310, Newport Beach, CA 92660, Attention: Valeria Rapp (the “Escrow Agent”), as established on the signature date hereof by virtue of executing this Agreement and any additional instructions required by the Escrow Agent and reasonably acceptable to Seller and Buyer. In the event of any conflict, uncertainty or ambiguity between or in respect of the terms of this Agreement and the terms of any such additional escrow instructions, the terms of this Agreement shall govern and control.

3. Purchase Price.

(a) Purchase Price. The total price (“Purchase Price”) for the Property shall be equal to (i) eleven million dollars ($11,000,000), to be paid in cash (the “Cash Payment”), plus (ii) ten million (10,000,000) shares of Class A common stock of Lyon Parent, par value $0.01 per share (the “Shares”).

(b) Payment of Purchase Price. Buyer and Lyon Parent shall on the Closing Date deposit the Cash Payment by wire transfer of immediately available funds, as described in Paragraph 3(a), together with the executed Instruction Letter, into Escrow and Buyer shall perform such further acts required by the Transfer Agent, if any, to ensure issuance of the Shares to Seller.

4. Information; Inspections and Studies.

(a) Title Reports; Survey. On or before the Closing Date, Buyer has reviewed those certain preliminary title reports (and copies of all documents or items referenced therein as exceptions) dated as of March 26, 2012, June 5, 2012, and June 6, 2012, respectively (Order Nos. 10-0259919697, 10-0259921728, FT090015648, FT090015515, FT01-FT090015887, FT01-FT090015915, FT01-FT090015694, FT01-FT090015553, FT01-FT090015718, FT01-FT090015741, FT01-FT090015765, FT01-FT090015801, FT01-FT090015821, FT01-FT090015826, FT01-FT090015868, FT01-FT090016528 and ST09004264 ) issued by Fidelity National Title Insurance Company (“Title Company”) in respect of the Real Property (collectively, “Title Reports”) as well as the existing surveys of the Real Property.

(b) Inspections and Studies; Right of Entry.

(i) Prior to the Closing Date, Buyer has had the opportunity to perform such physical inspections, surveys, and studies of the Property; and review such other matters related to the Property, as Buyer deems necessary for its review, in its sole and absolute discretion (collectively, “Inspections and Studies”). In connection therewith, Buyer has had the non-exclusive right, at its sole cost and expense, to enter onto the Property for the purpose of conducting such Inspections and Studies.

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(ii) Buyer has reviewed, on or before the Closing Date, such documents and materials relating to the Property that it sees fit to review in its sole and absolute discretion, including, without limitation, contracts, permits, licenses, leases, maps, conditions of approval, plans, development agreements, specific plans, title reports (including copies of all exception documents listed on such title reports) and existing ALTA/ASCM surveys of the Property, toxic studies reports, information or documents, school fee information or documents, grading plans, surveys and environmental reports (collectively, “Available Information”). Buyer acknowledges and agrees that Seller had no obligation to provide any Available Information or any information concerning the Consents to Transfer to Buyer and that Seller makes no representations or warranties, express or implied, as to the accuracy or completeness of any of the Available Information.

5. Buyer’s Approval of Due Diligence Review. By execution and delivery of this Agreement, Buyer hereby approves the following matters and-agrees to proceed to the Closing (provided that such approval and Closing shall not limit or modify Buyer’s rights with respect to the representations and warranties made by Seller in Section 18):

(a) The Title Commitment;

(b) The results of the Inspections and Studies; and

(c) All other matters relating to the Property, including, without limitation, the economic feasibility of owning, developing, operating and maintaining the Property.

6. Closing – Time and Place. The closing (“Closing”) of this transaction for the acquisition of the Property shall take place at the offices of the Escrow Agent, concurrently with, and on the date on which this Agreement is executed by the parties (the “Closing Date”).

7. Closing – Seller’s Items. Concurrently with the execution of this Agreement, Seller has delivered into Escrow each item set forth on Exhibit B.

8. Closing – Buyer’s and Lyon Parent’s Items. Concurrently with the execution of this Agreement, Buyer and Lyon Parent have delivered to into Escrow the Cash Payment and any other funds needed to satisfy Buyer’s obligations hereunder. Additionally, on the Closing Date, Buyer and Lyon Parent have delivered into Escrow each item set forth on Exhibit C.

9. Intentionally Deleted.

10. Intentionally Deleted.

11. Reporting To the Internal Revenue Service/Federal and State Withholding. The Tax Reform Act of 1986 provides that the Escrow Agent must report to the Internal Revenue Service certain information regarding real estate transactions. This information includes, among other things, the Seller’s social security number and/or tax identification number and forwarding address, and the gross sales price of the transaction. Buyer and Seller shall cooperate with the Escrow Agent in the preparation and submission of such report.

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Pursuant to Section 1445 of the Internal Revenue Code of 1986 (“Code”), Buyer shall withhold ten percent (10%) of the “amount realized” in accordance with the Code, unless Seller delivers to Buyer a duly executed affidavit in the form of Exhibit D attached (“Federal Affidavit”). Further, pursuant to and in accordance with California Revenue and Taxation Code Section 18662 (and similar legislation as applicable in the States of Arizona and Nevada), Buyer shall withhold an amount as specified in such legislation unless Seller delivers to Buyer a duly executed FTB Form 593-C (or other applicable form for the States of Arizona and/or Nevada) in form and substance reasonably acceptable to Buyer and the Escrow Agent (the “State Affidavit(s)”), where applicable.

12. Closing Expenses and Costs.

(a) Seller’s Closing Costs. Seller shall be responsible for the payment of each item set forth on Exhibit E.

(b) Buyer’s Closing Costs. Buyer shall be responsible for the payment of each item set forth on Exhibit F.

13. Prorations. The following prorations shall be made as of the Closing Date (but such prorations shall be calculated as if the Closing Date occurred on June 30, 2012) and shall be paid in cash to the party entitled thereto, unless the amount of any such proration cannot be established, in which event such proration shall be paid within ten (10) days after the amount hereof is established.

(a) Taxes. All real and personal property taxes and special assessments (including, without limitation, CFD Obligations and obligations related to subdivision bonds), if any, whether payable in installments or not, shall be prorated as of the Closing Date (but shall be calculated as if the Closing Date occurred on June 30, 2012); provided, however, supplemental taxes based on events occurring prior to the Closing shall not be prorated. If such taxes for the tax year in which the Closing occurs have not been finally determined on the Closing Date, then such taxes shall be prorated on an estimated basis using the most current information available. When such taxes have been finally determined, the parties shall recalculate such prorations and any amount payable by Seller or Buyer shall be paid to the other party within fifteen (15) days after such taxes are finally determined.

(b) Utility Charges. Utility charges for telephone, gas, electricity, sewer, water and other services shall not be prorated to the extent that Seller can make arrangements for the rendering of final bills based on meter readings as of the day immediately preceding June 30, 2012. Seller shall be responsible for the payment at the Closing of all bills for utility charges up to and including June 30, 2012. To the extent that utility bills cannot be rendered as of the Closing Date, such charges for the period through June 30, 2012 shall be prorated as of June 30, 2012, based upon the most recent available bills and readjusted on the basis of the actual bills as and when received.

(c) Operating Expenses. Expenses of operating the Property, including, without limitation, payment obligations under Service Contracts (“Operating Expenses”) shall

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be prorated as of the Closing Date (but shall be calculated as if the Closing Date occurred on June 30, 2012). The parties shall attempt to ascertain that portion of the charges, relating to the period prior to June 30, 2012. If such determination cannot be accurately made, it shall be presumed that the charges reflected in such billing were incurred uniformly during the billing period which is inclusive of June 30, 2012. Buyer and Seller acknowledge that the Management Agreements will expire in accordance with their terms upon the Closing Date without any further action of the parties; provided, however, that the outstanding obligations of the parties under such Management Agreements, which survive termination thereof, including, but not limited to, the payment of outstanding management fees and Costs and Expenses (as defined in the Management Agreements) shall be performed in-accordance with the terms of the Management Agreements (provided that all payments due under the Management Agreements shall be calculated as if such Management Agreements terminated on June 30, 2012).

(d) Income. Any income generated from the Property, including, without limitation, rental income from the Property, shall be prorated as of the Closing Date (but shall be calculated as if the Closing Date occurred on June 30, 2012). The parties shall attempt to ascertain that portion of the income, relating to the period prior to June 30, 2012. If such determination cannot be accurately made, it shall be presumed that the income received was generated uniformly during the income period which is inclusive of June 30, 2012.

14. Disbursements and Other Actions by Escrow Agent. At the Closing, the Escrow Agent shall promptly undertake all of the following in the manner hereinbelow indicated:

(a) Funds. Disburse or deposit, as applicable, all funds deposited with the Escrow Agent by Buyer as follows:

(i) Deduct and pay to the appropriate party all items chargeable to the account of Seller pursuant to Paragraph 12(a) above;

(ii) Deduct and pay to the appropriate party all items chargeable to the account of Buyer pursuant to Paragraph 12(b) above;

(iii) If, as a result of the prorations and credits pursuant to Paragraph 13 above, amounts are to be charged to the account of Seller, deduct the total amount of such charges; and

(iv) Disburse the balance of the funds to Seller or Buyer, as applicable, in accordance with the Closing Statement to be approved by Buyer and Seller at least three (3) days prior to Closing.

(b) Recording. Cause the Grant Deeds, and the Assignment and Assumption Agreement – Development Declaration, and the Easement Quit-Claim Deeds to be recorded in the official records for the state in which the applicable Property is located, and obtain conformed copies thereof for distribution to Seller and Buyer.

(c) Title Policy. Direct the Title Company to issue to Buyer the Title Policy and the applicable title endorsements, with the Title Policy and endorsements thereto effective as of the date and time of the Closing.

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(d) Deliveries.

(i) Deliver to Buyer the Federal Affidavit, the State Affidavit(s), one (1) counterpart original of the Assignment and Bill of Sale, one (1) counterpart original of the Assignment and Assumption Agreement – Contracts and Agreements, one (1) counterpart each original of the Assignment and Assumption Agreement – Development Declaration, one (1) counterpart copy of the Registration Rights Letter Agreement, one (1) fully executed copy of the Registration Rights Consent, one (1) counterpart original of this Agreement, one (1) counterpart original of the Closing Statement, a photocopy of the original Grant Deed and each of the original Easement Quit-Claim Deeds and the issued, effective Title Commitment.

(ii) Deliver to Seller any applicable Consent(s) to Transfer, one (1) counterpart original of the Assignment and Bill of Sale, one (1) counterpart original of the Assignment and Assumption Agreement – Contracts and Agreements, one (1) counterpart each original of the Assignment and Assumption Agreement – Development Declaration, one (1) counterpart copy of the Registration Rights Letter Agreement, one (1) duly executed copy of the Instruction Letter, one (1) counterpart original of this Agreement, and one (1) counterpart original of the Closing Statement and photocopies of the original Grant Deed, each of the Easement Quit-Claim Deeds, and the Federal Affidavit and State Affidavit(s).

15. Development Matters.

(a) Effective as of the Close of Escrow, Seller hereby assigns to Buyer, on a non-exclusive basis, all rights and remedies that Seller has or may have against any of Seller’s Consultants and Contractors arising from or related to Defective Work (including, without limitation, any warranty rights, indemnity rights, and rights as an additional insured under any policy of insurance provided by such Seller’s Consultants and Contractors). All rights and remedies against Seller’s Consultants and Contractors arising from or related to Defective Work that are being retained by Seller are collectively referred to herein as the “Seller Retained Rights and Remedies”. Seller agrees that (i) it shall exercise the Seller Retained Rights and Remedies solely in connection with, in response to, or in defense of any claim, demand, suit or other action against, and/or obligation, liability, loss or damage incurred by, Seller (and/or its property) arising from or related to Defective Work, (ii) it shall not assign, sell, pledge or otherwise transfer, directly or indirectly, the Seller Retained Rights and Remedies to any third party (except in the event of a subrogation of such rights and remedies in connection with a claim by Seller under an insurance policy (an “Insurance Related Assignment”)), and (iii) in the event (A) that Seller exercises the Seller Retained Rights and Remedies or (B) of an Insurance Related Assignment, Seller shall defend, indemnify and hold Buyer harmless from and against any Claims made against Buyer or Buyer’s Representatives or the Property in connection with, arising out of or related to such Defective Work (excluding any Defective Work constructed or rendered by Buyer or Buyer’s Representatives), Seller Retained Rights and Remedies or Insurance Related Assignment. Nothing in this Paragraph 15(a) shall limit or modify Buyer’s indemnity obligations in Paragraph 19 hereof.

(b) Responsibility of Buyer for In-Tract and Off-Tract Work.

(i) Buyer Responsible for Work. Buyer shall be solely responsible for

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the performance of any and all work required by any Person to be performed on or off the Property as a result of Buyer starting (or causing to be started) New Construction on the Property, to the extent that such work is required as a result of the New Construction.

(ii) Seller Not Obligated to Construct Improvements. Seller shall not be obligated to develop or construct any improvements on the Property or the neighborhood of which it is a part, or to bear any fees, costs or expenses to any Person in order to enable Buyer to develop, market and/or operate the Property or any portion thereof.

(iii) No Representations or Warranties by Seller. Except as expressly set forth in Paragraph 18 below, Seller has not represented or warranted, and by entering into this Agreement Seller is not representing or warranting, that it has obtained any or all Development Approvals for the development, marketing and/or operation of the Property or any portion thereof, nor is Seller representing or warranting that Buyer will be able to obtain any Development Approvals for the development, marketing and/or operation of the Property or any portion thereof.

(iv) Payment of Governmental Fees. All costs of developing the Property accruing on or after the Closing Date, including, without limitation, the payment of all Governmental Fees (collectively, “Development Costs”) shall be paid by or be the responsibility of Buyer. Except as set forth in Paragraph 18, Seller makes no representations or warranties regarding the Development Costs in existence as of the Closing Date or that may be imposed in the future.

(c) Refunds and Reimbursements. Buyer and Seller acknowledge and agree that Buyer shall be entitled to any refund, reimbursement or revenue sharing from any Person, including, without limitation, “any utility company, arising from, related to or connected with the construction of any in-tract or off-tract improvements (including the oversizing of utilities) by Seller or Buyer with respect to the Real Property regarding any funds advanced by Buyer (and not previously reimbursed or compensated for or otherwise borne by Seller) prior to the Closing Date (collectively, such unreimbursed amounts shall be referred to herein as “Refunds and Reimbursements”). Seller, except as provided in the last sentence of this Paragraph 15(c), hereby waives any and all right, title and interest of Seller in and to the Refunds and Reimbursements. In the event Seller is in receipt of any Refund and Reimbursement, Seller shall, within ten (10) business days after receipt of the same, deliver the full amount of such Refund and Reimbursement to Buyer, Notwithstanding anything in this Agreement to the contrary, any refund, reimbursement or revenue sharing, which would otherwise be allocable or payable to Seller in accordance with Paragraph 13 (Prorations) shall not be considered “Refunds and Reimbursements”.

(d) Buyer’s Insurance. Buyer is aware, that Seller does not intend to assign or otherwise transfer to Buyer any insurance policies maintained by Seller in connection with the Property or any portion thereof. Following the Closing, Buyer shall be responsible, at its sole cost and expense, for obtaining any and all insurance coverage desired by Buyer in its sole discretion with respect to the Property.

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(e) Notice of Special Tax for Vista Bella. Buyer acknowledges that, prior to the execution of this Agreement, Buyer has executed the Notice of Special Tax in the form attached hereto as Exhibit “G” (“Notice of Special Tax”). Buyer acknowledges that the Notice of Special Tax is being delivered pursuant to California Government Code Section 53341.5. Buyer acknowledges that it has conducted its own investigations regarding the taxes, special taxes, and assessments levied against a portion of the Property. Following the Close of Escrow, Buyer shall be solely responsible for preparing and delivering any Notice of Special Tax required pursuant to California Government Code Section 53341.5 to subsequent purchasers; if any, of the Property (or any portion thereof).

(f) Declaration Documents. Buyer is aware that the Property is subject to, and encumbered by, the Declaration Documents. In connection with the Closing, Seller shall assign to Buyer, and Buyer shall accept and assume from Seller, all of Seller’s rights, obligations and liabilities as “Declarant” under and with respect to the Declaration Documents accruing during Seller’s period of ownership, pursuant to the Assignment and Assumption Agreement— Development Documents and Buyer shall indemnify Seller in respect of such rights and obligations as provided in Paragraph 19.

(g) Compliance With Laws Regarding Water and Waste Discharge. From and after the Closing, Buyer shall comply with all water and waste discharge requirements in orders or regulations issued, from time to time, by the Regional Water Quality Control Board and the State Water Resources Control Board (or other applicable agency with jurisdiction over the portion of the Property in question), and with all Notice of Intent (“NOI”) and Storm Water Pollution Prevention Plan (“SWPPP”) requirements (or other similar requirements applicable to the Property in the jurisdiction in question). In addition, Buyer shall obtain its own coverage under the State of California’s General Permit for Storm Water Discharges Associated with Construction Activity (“Storm Water Permit”), file the associated NOI, and develop and implement its own SWPPP for the Real Property (and conduct such other similar activities in the State of Arizona and Nevada as applicable) as soon as permitted or required by the applicable Governmental Authorities. In connection with Buyer’s duty to obtain its own Storm Water Permit (or other similarly applicable permit), Buyer shall prepare and Seller shall file (all at the cost of Buyer) a Notice of Termination (“NOT”) (or other similarly applicable document in the States of Arizona and Nevada) to terminate its existing Storm Water Permit (or other similar applicable permit).

(h) Erosion Control. Following the Closing, Buyer shall promptly install on the Real Property, and maintain in good working order, condition and repair, such erosion control measures as may be required, from time to time, by any Governmental Authority, including, without limitation, those erosion control measures which are described in the SWPPP (or other similar requirements applicable to the Real Property in the jurisdiction in question). Subject to Paragraph 18, Buyer is not relying on any work that may have been done by Seller, or Buyer or Buyer’s Representatives in any capacity (including, without limitation, on behalf of Seller under the Management Agreements, Easement Agreements or otherwise) during Seller’s period of ownership of the Property in connection with erosion control.

16. Lyon Parent’s Representations and Warranties. Lyon Parent hereby makes the following representations and warranties:

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(a) Lyon Parent is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware. Neither the execution and delivery of this Agreement nor the performance or consummation of the transactions contemplated by this Agreement, including the issuance and sale of the Shares hereunder, will result in any breach of or constitute a default under or conflict with any agreement, covenant or obligation binding upon Lyon Parent. Lyon Parent has the requisite right, legal capacity and authority to enter into this Agreement, to issue and sell the Shares hereunder, to perform its obligations hereunder and to consummate the transactions contemplated hereby. No approvals, authorizations or consents of any public body or of any other Person (other than Lyon Parent’s own internal organizational authorization) are necessary in connection with Lyon Parent’s issuance and sale of the Shares or its execution, delivery or performance of this Agreement. This Agreement and all other agreements, documents and instruments to be executed by Lyon Parent in connection herewith and the sale of Shares have been effectively authorized by all necessary action, which authorizations remain in full force and effect, have been duly executed and delivered by Lyon Parent, and no other proceedings on the part of Lyon Parent are required to authorize this Agreement and the transactions contemplated hereby. Assuming the due authorization and execution by each other Party hereto, this Agreement constitutes the legal, valid and binding obligation of Lyon Parent and is enforceable in accordance with its terms against Lyon Parent subject only to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting or limiting the rights of contracting parties generally.

(b) The Shares acquired by Seller pursuant to this Agreement, when issued, sold, delivered and paid for in compliance with this Agreement, will be duly and validly issued and fully paid and non-assessable, and will not be subject to, or will have been issued in compliance with, any preemptive or similar rights. Seller will acquire the Shares free and clear of any restrictions on transfer (other than such restrictions under (i) applicable federal and state securities laws, (ii) the Lyon Parent’s Amended and Restated Certificate of Incorporation, and taxes, liens, encumbrances, claims or demands, other than liens or encumbrances created by Seller and other than pursuant to applicable federal and state securities laws.

(c) The authorized capital stock of Lyon Parent consists of (i) 340,000,000 shares of Class A common stock, par value $0.01 per share (“Class A Common Stock”), (ii) 50,000,000 shares of Class B common stock, par value $0.01 per share (“Class B Common Stock”), (iii) 120,000,000 shares of Class C common stock, par value $0.01 per share (“Class C Common Stock”), (iv) 30,000,000 shares of Class D common stock, par value $0.01 per share (“Class D Common Stock”), and (v) 80,000,000 shares of preferred stock, par value $0.01 per share, all of which is designated as Convertible Preferred Stock (the “Preferred Stock” and, together with the Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock, the “Capital Stock”). Immediately after the Closing, (A) 54,793,255 shares of Class A Common Stock will be issued and outstanding, all of which will be duly authorized, validly issued, fully paid and nonassessable and issued free of preemptive rights, (B) 31,464,548 shares of Class B Common Stock will be issued and outstanding, all of which will be duly authorized, validly issued, fully paid and nonassessable and issued free of preemptive rights, (C) 16,110,366 shares of Class C Common Stock will be issued and outstanding, all of which will be duly authorized, validly issued, fully paid and nonassessable and issued free of preemptive rights, (D) no shares of Class D Common Stock will be issued and outstanding, (E) 64,831,831 shares of Preferred Stock will be issued and outstanding, all of which will be duly

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authorized, validly issued, fully paid and nonassessable and issued free of preemptive rights, (F) 112,407,745 shares of Class A Common Stock will be reserved for issuance upon conversion of the shares of Class B Common Stock, Class C Common Stock, and Convertible Preferred Stock outstanding as of such time (based on the conversion prices in effect as of such time) and (G) warrants to purchase 15,737,294 shares of Class B Common Stock will be issued and outstanding which, if issued, would be convertible (based on the conversion price in effect at such time) into 15,737,294 shares of Class A Common Stock. Except as set forth above, there are (x) no outstanding shares of Capital Stock of Lyon Parent or any rights, options, warrants or other arrangements or commitments to purchase or sell shares of Capital Stock and (y) no preemptive rights, stock appreciation rights, or other arrangements or commitments of any kind that obligate Lyon Parent or any of its subsidiaries to make payments based on the value of any shares of Capital Stock or other equity securities of Lyon Parent or any of its subsidiaries or any securities or obligations convertible or exchangeable into or exercisable for, any Capital Stock or other equity securities of Lyon Parent or any of its subsidiaries, and no securities or obligations evidencing such rights are authorized, issued or outstanding. Lyon Parent does not have outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the stockholders of Lyon Parent on any matter.

(d) Buyer has furnished or delivered, as applicable, on a timely basis, all forms, statements, certifications, notices, reports and documents required to be furnished or delivered by it pursuant to the Loan Agreement (including, without limitation, pursuant to Sections 6.01, 6.02 and 6.03 of the Loan Agreement) from the Applicable Date to the date hereof (such forms, statements, certifications, notices, reports and documents furnished or delivered since the Applicable Date, the “Loan Agreement Reports”). As of their respective dates, the Loan Agreement Reports (taken as a whole) are true and accurate in all material respects and did not omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading.

(e) Lyon Parent has delivered to Seller true, correct and complete copies of Lyon Parent’s Amended and Restated Certificate of Incorporation, Lyon Parent’s Amended and Restated Bylaws, the Registration Rights Agreement and other comparable governing documents, each as amended to the date of this Agreement.

17. Buyer’s Representations and Warranties. Buyer hereby makes the following representations and warranties:

(a) Buyer has inspected, reviewed and is familiar with all matters that it believes pertinent with respect to the development, use, maintenance and repair of the Property. Buyer has made such independent investigations, inspections, analyses and research as Buyer has deemed necessary or appropriate in its sole discretion (or, in the alternative, Buyer has elected at its risk not to make such investigations, inspections, analyses and research), concerning the condition, ownership, development, use, operation, maintenance and repair of the Property, including, but not limited to, investigations, inspections, analyses and research of: (i) present and future Laws, including, without limitation, zoning, subdivision, Environmental Laws and other such Laws; (ii) the necessity and availability of, and the need to satisfy, comply with or perform any of the terms, conditions and requirements set forth in, the Development Approvals

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(including, without limitation, compliance with affordable housing requirements, if any); (iii) the necessity or existence of any dedications, fees, charges, costs or assessments that may be imposed in connection with any Laws or the obtaining of any Development Approvals (including, without limitation, any Governmental Fees); (iv) the economic value of the Property; (v) the seismic and structural integrity of the improvements constructed or installed on the Property; (vi) the size, dimensions, location and topography of the Property; (vii) any surface, soil, subsoil, geologic or ground water conditions or other physical conditions of or affecting the Property, such as aircraft overflight, traffic, climate, drainage and air; (viii) the necessity of any Consents to Transfer required to transfer the Property to Buyer as contemplated herein; (ix) the encroachment of (A) structures or other improvements from adjacent land onto the Property, and (B) structures or other improvements from the Property onto adjacent land (including, without limitation, any encroachments delineated in the Title Reports, any existing surveys, or any survey prepared by or on behalf of Buyer); (x) the operation, management and maintenance of the Property; (xi) the possibility of future fees and assessments or increases in existing fees and assessments by one or more Governmental Authorities; (xii) any labor union matters affecting the Property; (xiii) the presence, generation, manufacture, processing, use, emission, discharge, abatement, removal, disposition, handling, transportation or storage of Hazardous Substance in, at, on, over, under or nearby the Property; (xiv) the presence on the Property of threatened and endangered species under the Endangered Species Act; and (xv) the availability or quality of reclaimed water provided by any utility company or Governmental Authority. Notwithstanding anything to the contrary in this Agreement or otherwise, nothing in this Paragraph 17 shall be deemed to limit or modify any of the representations and warranties of Seller set forth in Paragraph 18 below.

(b) Except for the representations and warranties of Seller set forth in Paragraph 18 below, Buyer is relying solely upon its own inspections, investigations, research and analyses of the foregoing matters in entering into this Agreement, if any, and is not, except for the representations and warranties of Seller in Paragraph 18, relying in any way upon any representations, warranties, statements, plans, specifications, cost estimates, studies, reports, descriptions, guidelines or other information or material furnished by Seller or its representatives to Buyer or any of the Buyer Representatives, whether oral or written, express or implied, of any nature whatsoever regarding any such matters. Seller shall have no liability with respect to the accuracy or completeness of the Available Information, all of which Buyer shall verify to its own satisfaction and all of which Buyer shall use and rely on solely at its own risk.

(c) Except for the representations and warranties of Seller set forth in Paragraph 18 below: (i) Buyer accepts the Property in its present state and condition and “AS-IS WITH ALL FAULTS”; (ii) Buyer accepts the Property subject to any and all Laws which are now or may hereafter be imposed on or against the Property by any Governmental Authority; (iii) Seller is not obligated to do any grading, restoration, repairs or other work of any kind or nature whatsoever on the Property to cause the Property to meet any applicable Laws or to be suitable for any particular use, or to repair, retrofit or support any portion of the improvements constructed on the Property due to the seismic or structural integrity (or any deficiencies therein) of such improvements; (iv) Buyer accepts the Property in its existing condition with respect to (A) the existence of Hazardous Substance in, at, on, over, under, to or from the Property, whether or not the existence of such matters is disclosed in Buyer’s inspections, research, investigations and analyses, if any, and (B) the compliance of the Property with all Environmental Law; and (v)

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in the absence of fraud, no patent or latent condition affecting the Property in any way, whether or not known or discoverable or hereafter discovered, shall affect Buyer’s obligation to purchase the Property or to perform any other act otherwise to be performed by Buyer under this Agreement, nor shall any such condition give rise to any action, proceeding, claim or right of damage or rescission against Seller.

(d) Intentionally Deleted.

(e) Buyer is a corporation, (i) duly organized, validly existing and in good standing under the laws of the State of California, (ii) duly qualified, licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license. Neither the execution and delivery of this Agreement nor the performance or consummation of the transactions contemplated by this Agreement will result in any breach of or constitute a default under or conflict with any agreement, covenant or obligation binding upon Buyer. Buyer has the requisite right, legal capacity and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. No approvals, authorizations or consents of any public body or of any other Person (other than Buyer’s own internal organizational authorization) are necessary in connection with Buyer’s execution, delivery or performance of this Agreement. This Agreement and all other agreements, documents and instruments to be executed by Buyer in connection herewith have been effectively authorized by all necessary action, which authorizations remain in full force and effect, have been duly executed and delivered by Buyer, and no other proceedings on the part of Buyer are required to authorize this Agreement and the transactions contemplated hereby. Assuming the due authorization and execution by each other Party hereto, this Agreement constitutes the legal, valid and binding obligation of Buyer and is enforceable in accordance with its terms against Buyer subject only to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting or limiting the rights of contracting parties generally.

(f) Buyer is not bankrupt or insolvent under any applicable Federal or state standard, has not filed for protection or relief under any applicable bankruptcy or creditor protection statute, or has not been threatened by creditors with an involuntary application of any applicable bankruptcy or creditor protection statute.

(g) Notwithstanding any other provision contained herein to the contrary, it is expressly understood and agreed that all liability of Buyer for breach of the representations and warranties contained in this Paragraph 17 shall terminate upon the date that is one (1) year after the Close of Escrow if no written claim of breach, specifying the representation or warranty allegedly breached and supporting evidence for the alleged breach, shall be delivered to Buyer on or prior to such date.

(h) Subject to the limitations in this Paragraph 17, Buyer shall indemnify, protect, defend (with legal counsel reasonably acceptable to Seller) and hold harmless the Seller and the Seller Related Parties from and against any Claims arising out of any breach of the representations and warranties of the Buyer set forth in this Agreement.

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18. Seller’s Representations and Warranties. Seller hereby makes the following representations and warranties:

(a) Seller is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware. To Seller’s actual knowledge and based on and in reliance on Buyer’s representations warranties in Paragraph 17 and Buyer’s acknowledgement in Paragraph 21(c) hereof, neither the execution nor delivery of this Agreement by Seller nor the performance or consummation of the transactions contemplated by this Agreement by Seller will result in any breach of or constitute a default under or conflict with any agreement, covenant or obligation binding upon Seller. Seller has the requisite right, legal capacity and authority to enter into this Agreement, to acquire the Shares hereunder, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement and all other agreements, documents and instruments to be executed by Seller in connection herewith have been effectively authorized by all necessary action, which authorizations remain in full force and effect, have been duly executed and delivered by Seller, and no other proceedings on the part of Seller are required to authorize this Agreement and the transactions contemplated hereby. Assuming the due authorization and execution by each other Party hereto, this Agreement constitutes the legal, valid and binding obligation of Seller and is enforceable in accordance with its terms against Seller subject only to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting or limiting the rights of contracting parties generally.

(b) Seller agrees that it will not, directly or indirectly, offer, transfer, sell, pledge, hypothecate or otherwise dispose of any of the Shares (or solicit any offers to buy, purchase, or otherwise acquire or take a pledge of any of the Shares), except in compliance with the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder. Seller (i) understands and has taken cognizance of all the risk factors related to the investment in Lyon Parent, including the risk that it may be required to bear the economic risks of this investment indefinitely and may not transfer the Shares unless the Shares are registered pursuant to the Securities Act, or an exemption from registration is available, (ii) has been granted the opportunity to ask questions of, and receive satisfactory answers from, representatives of Buyer and Lyon Parent concerning the terms and conditions of the investment in Lyon Parent and has had the opportunity to obtain and has obtained any additional information that it deems necessary regarding the investment in Lyon Parent, and (iii) has not relied on any person in connection with its investigation of the accuracy or sufficiency of such information or its investment decision. Seller acknowledges that the investment in Lyon Parent is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act. Seller has the financial ability to bear the economic risk of this investment. Seller is acquiring the Shares solely for its own account, for investment and not with a view toward resale or other distribution in violation of the Securities Act, and Seller understands that the Shares may not be disposed of by Seller in contravention of Lyon Parent’s Amended and Restated Certificate of Incorporation, Lyon Parent’s Amended and Restated Bylaws, the Registration Rights Agreement, the Securities Act, or any applicable state securities laws.

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(c) Seller represents and warrants that it is an “accredited investor,” as that term is defined in Regulation D under the Securities Act, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Shares.

(d) In connection with the receipt by Seller of the Shares in accordance with the terms and conditions of this Agreement, Seller acknowledges, covenants and agrees as follows:

(i) The rights and obligations of Seller with respect to its Shares received pursuant to this Agreement, including in respect of voting and transfer rights, shall be as provided under applicable law and as set forth in Lyon Parent’s Amended and Restated Certificate of Incorporation, Lyon Parent’s Amended and Restated Bylaws and the Registration Rights Agreement, as each such document may be amended from time to time in accordance with its terms.

(ii) Seller acknowledges and agrees that it has relied upon the advice of its own tax advisors in connection with the transactions contemplated by this Agreement.

(e) Seller acknowledges and agrees that the Shares received in this Agreement and represented by physical certificates will bear the following legend (or one to substantially similar effect):

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR STATE SECURITIES LAWS AND CANNOT BE OFFERED, SOLD, OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS AND REGULATIONS PROMULGATED THEREUNDER. THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED BY THE REGISTERED OWNER HEREOF FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF IN VIOLATION OF THE SECURITIES ACT. THE SHARES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN A TRANSACTION OTHERWISE IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.”

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(f) Seller is not bankrupt or insolvent under any applicable Federal or state standard, has not filed for protection or relief under any applicable bankruptcy or creditor protection statute, or to Seller’s actual knowledge, it has not been threatened by creditors with an involuntary application of any applicable bankruptcy or creditor protection statute.

(g) To Seller’s actual knowledge there are no lawsuits, actions or proceedings (including, without limitation, any condemnation, environmental, zoning or other land use regulation proceedings (including any moratoria)) pending or, to the actual knowledge of Seller threatened in writing, against Seller or the Property (or any portion thereof): (i) which would have a material adverse effect on the Buyer’s intended development of the Real Property as Residences; (ii) alleging any violation of Environmental Law; or (iii) alleging any liabilities under Environmental Laws, including any investigatory, remedial or corrective liabilities, which, as to all of the foregoing matters, Buyer or Buyer’s Representatives do not have knowledge of as of the Closing Date.

(h) To Seller’s actual knowledge, Seller has not used, generated, manufactured, treated, recycled, stored, disposed of (or arranged for the disposal of), released, spilled, leaked, emitted, or discharged any Hazardous Substance in, on, above, under, or from the Real Property in violation of any Environmental Law (and no such Real Property is contaminated by any such substance) or in a manner that has given or could give rise to any liability pursuant to Environmental Laws, including any liability for response costs, corrective action costs, personal injury, property damage or natural resource damages, which, as to all of the foregoing matters, Buyer or Buyer’s Representatives do not have knowledge of as of the Closing Date.

(i) To Seller’s actual knowledge, no Hazardous Substance exists on the Real Property (or any portion thereof) in violation of any Environmental Law and Seller has not failed to comply with any Environmental Laws, except for such Hazardous Substances or failures to comply with Environmental Laws which the Buyer or Buyer’s Representatives have knowledge of as of the Closing Date.

(j) To Seller’s actual knowledge, there are no endangered species or protected natural habitat, flora or fauna located on the Real Property, except, for the presence of endangered species, natural habitat, flora or fauna, which the Buyer or Buyer’s Representatives have knowledge of as of the Closing Date.

(k) To Seller’s actual knowledge, Seller has not performed any construction or other physical works on the Property during its period of ownership, which Buyer or Buyer’s Representatives do not have knowledge of as of the Closing Date.

(l) To Seller actual knowledge, there are no erosion control measures required to be performed in respect of the Property, which Buyer or Buyer’s Representatives do not have knowledge of as of the Closing Date.

(m) Notwithstanding any other provision contained herein to the contrary, it is expressly understood and agreed Seller shall not be in breach of its representations and warranties hereunder (and such representations and warranties shall not be deemed inaccurate)

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and Seller shall have no liability to Buyer (or any Person making claims through or on behalf of Buyer) under this Agreement with regard to the inaccuracy or breach of Seller’s representations and warranties hereunder, to the extent that (i) Buyer or Buyer’s Representatives had knowledge of the facts, circumstances, acts or omissions giving rise to the inaccuracy or breach of Seller’s representations and warranties on or before the Closing Date, or (ii) Seller is in breach of any representation or warranty under this Agreement as a direct result of Buyer’s breach of any representation or warranty under the Original Sale Agreements (regardless of whether the liability period for Buyer for such breach has expired under the Original Sale Agreements), or (iii) any such breach or inaccuracy does not result in damages to the Buyer in excess of Five Hundred Thousand United States Dollars ($500,000.00). Further, all liability of Seller for breach of the representations and warranties contained in this Paragraph 18 shall terminate upon the date that is one (1) year after the Close of Escrow if no written claim of breach, specifying the representation or warranty allegedly breached and supporting evidence for the alleged breach, shall be delivered to Seller on or prior to such date.

(n) Subject to the limitations in this Paragraph 18, Seller shall indemnify, protect, defend (with legal counsel reasonably acceptable to Buyer) and hold harmless the Buyer and the Buyer Related Parties from and against any Claims arising out of any breach of the representations and warranties of the Seller set forth in this Agreement.

As used in this Agreement, the phrase “to the actual knowledge of Seller” or “to Seller’s actual knowledge”, “to Seller’s knowledge” and similar phrases shall be deemed to mean, and shall be limited to, the actual (as distinguished from implied, imputed or constructive), present, conscious knowledge of Varun Pathria, Tom Harrison, Larry McCombs, Kevin Traenkle, or Suman Alagappan on the date hereof, without having conducted and without any duty to conduct any investigation or inquiry.

For purposes of this Paragraph 18, all actions taken by Buyer or Buyer’s Representatives in any capacity (including, without limitation, on behalf of Seller under the Management Agreements, Easement Agreements or otherwise) shall not be deemed the actions of the Seller, but shall be deemed actions of the Buyer and any knowledge of such Buyer or Buyer’s Representatives, or any of their third party consultants or contractors shall be deemed within the knowledge of Buyer and not within the knowledge of Seller.

19. Indemnification.

Buyer shall indemnify, protect, defend (with legal counsel reasonably acceptable to Seller) and hold harmless Seller as well as its employees, officers, directors, members, shareholders and agents (the “Related Parties”) from and against any and all liabilities, losses, damages, actions (including, but not limited to, remedial or enforcement actions of any kind and administrative or judicial proceedings, orders and/or judgments), causes of action, injuries, claims, costs and expenses (including, without limitation, reasonable attorneys’ fees and costs) (collectively, “Claims”) of any kind or character related to the Property during Seller’s period of ownership, including but not limited to any liabilities related to the Buyer’s Inspections and Studies, Development Documents, Development Approvals, CFD Obligations, failure to obtain the required Consent(s) to Transfer for the transfer the Property, any Defective Work constructed or rendered by Buyer or Buyer’s Representatives on the Property, in any capacity (including,

24

without limitation, on behalf of Seller under the Management Agreements, Easement Agreements or otherwise) all Development Costs, Government Fees, all liability in respect of the Existing Bonds or New Construction, the failure of the Property to comply with water and waste water discharge requirements, including any SWPPP, or the presence of Hazardous Materials on the Real Property and third party claims for damages as result of actions occurring on the Property; provided, however, that Buyer shall not be obligated to indemnify Seller or the Seller Related Parties for any Claims arising from a breach of Seller’s representations and warranties in Paragraph 18.

For purposes of this Paragraph 19, all actions taken by Buyer or Buyer’s Representatives, in any capacity (including, without limitation, on behalf of Seller under the Management Agreements, Easement Agreements or otherwise) shall not be deemed the actions of the Seller, but shall be deemed actions of the Buyer and any knowledge of such Buyer or Buyer’s Representatives, or any of their third party consultants or contractors shall be deemed within the knowledge of Buyer and not within the knowledge of Seller.

20. Termination; Default and Remedies.

(a) Intentionally Deleted.

(b) Default. The occurrence of any one or more of the following events shall constitute a “Default” by a party under this Agreement:

(i) The failure of either party to perform its obligations under this Agreement shall constitute a Default by such party hereunder.

(ii) Notwithstanding anything to the contrary in this Agreement, any representation or warranty of Seller referenced in Paragraph 18 above proves to be incorrect as of the Closing Date shall constitute a Default by Seller hereunder and shall be treated as a post-closing Default of Seller under Paragraph 20(c)(ii).

(iii) Notwithstanding anything to the contrary in this Agreement, any representation or warranty of Lyon Parent referenced in Paragraph 16 above proves to be incorrect as of the Closing Date shall constitute a Default by Buyer hereunder and shall be treated as a post-closing Default of Buyer under Paragraph 20(c)(iii).

(iv) Notwithstanding anything to the contrary in this Agreement, any representation or warranty of Buyer referenced in Paragraph 17 above proves to be incorrect as of the Closing Date shall constitute a Default by Buyer hereunder and shall be treated as a post-closing Default of Buyer under Paragraph 20(c)(iii).

(c) Remedies.

(i) Intentionally Deleted.

(ii) Post-Closing Remedies of Buyer. In the event of a Default by Seller, Buyer shall have such rights and remedies as Buyer may have under this Agreement or otherwise at law or in equity.

25

(iii) Post-Closing Remedies of Seller. In the event of a Default by Buyer, Seller shall have such rights and remedies as Seller may have under this Agreement or otherwise at law or in equity.

21. Regulatory Matters; Disclosures.

(a) State Subdivided Lands Act. Following the Close of Escrow, Buyer shall have full responsibility, at Buyer’s sole cost and expense, to make any filings required under applicable Laws as a result of the transfer of fee title of the Real Property to Buyer (i) by the Real Estate Commissioner of the California Department of Real Estate as may be required under the applicable Laws of the State of California, (ii) Chapter 119 of Nevada Revised Statutes as a result of the transfer of fee title of the Real Property to Buyer by the Real Estate Division of the Nevada Department of Business and Industry, (iii) in order to permit the sale of Lots or Residences by Buyer, or (iv) as required by any other Governmental Authority.

(b) Responsibility for Regulatory Compliance. Following the Close of Escrow, Buyer shall have full responsibility, at Buyer’s sole cost and expense, to cause the Property to comply with all applicable Laws and nothing in this Paragraph 21 or elsewhere in this Agreement shall relieve Buyer from its obligations under this Agreement in the event that the Property fails to comply with all applicable Laws or the development or sale of the Property is stopped or delayed as a result of the failure to comply with such Laws. Nothing in this Paragraph 21(b) shall be deemed to limit or modify any of the representations and warranties of Seller set forth in Paragraph 18.

(c) Natural Hazards Report. As of the Close of Escrow, to the extent permitted by Law, Buyer shall be deemed to have knowingly, voluntarily and intentionally waived the right to the disclosures (“Natural Hazards Disclosures”) set forth in: (i) California Governmental Code Section 8589.3 (a special flood area); (ii) California Government Code Section 8589.4 (dam failure inundation area); (iii) California Governmental Code Section 8589.5 (earthquake fault zone); (iv) California Public Resources Code Section 2621.9 (seismic hazard zone); (v) California Public Resources Code Section 4136 (wildland fire area); (vi) California Public Resources Code Section 2694 (high fire severity area). Buyer acknowledges that it has examined and is familiar with the Property and has extensive experience in acquiring and conducting due diligence for attached and detached single-family residential properties. This waiver by Buyer includes, to the extent permitted by Law, any remedies Buyer may have for Seller’s nondisclosure of the Natural Hazards Disclosures.

(d) Consents to Transfer. Buyer acknowledges that Buyer shall be responsible for delivering to Buyer all pertinent Consents to Transfer at Closing.

22. Brokers. Buyer and Seller each represent and warrant to the other that no broker’s, salesperson’s or finder’s commissions or fees are due or payable in respect of the transaction contemplated by this Agreement because of or attributable to their respective acts or conduct. Buyer shall defend, indemnify and hold harmless Seller from and against any Claims which may be incurred by Seller in the event that such Claims result from any Persons claiming through Buyer. Seller shall defend, indemnify and hold harmless Buyer from and against any Claims which may be incurred by Buyer in the event that such Claims result from any Persons

26

claiming through Seller. Notwithstanding any other provision contained herein to the contrary, the indemnities set forth herein shall survive the Close of Escrow or the cancellation or termination of this Agreement, whichever is applicable, and shall continue thereafter in full force and effect. The limitations on survival of representations and warranties in Paragraphs 16, 17 and 18 shall not apply to the representations and warranties in this Paragraph 22.

23. Intentionally Deleted.

24. Miscellaneous Provisions.

(a) Attorneys’ Fees. If it shall be necessary for either Buyer or Seller to employ an attorney to enforce or defend its rights under this Agreement, the non-prevailing party shall reimburse the prevailing party for its reasonable attorneys’ fees and costs of suit.

(b) Notices. Any approval, disapproval, demand, document or other notice (“notice”) which any party may desire to give to any other party shall be in writing and shall be delivered by hand delivery, by overnight courier, by electronic facsimile, transmission, or by U.S. certified or registered mail (postage prepaid) and shall be deemed received when receipted for at the addressee’s place of business (in the case of hand delivery), on the date of delivery confirmed by the overnight courier service (in the case of overnight courier delivery), when the recipient’s facsimile machine acknowledges to the transmitting party receipt of all pages (in the case of facsimile transmission), and two (2) days after being posted with the U.S. mail (in the case of certified or registered mail delivery). All such notices shall be delivered to the following addresses (or at any other address as a party may later designate):

If to Buyer:	William Lyon Homes, Inc. 4490 Von Karman Avenue Newport Beach, California 92660 Attn: Matthew R. Zaist Phone: (949) 476-5444 Facsimile: (949) 252-2526

with a copy to:	Latham & Watkins LLP 650 Town Center Drive, 20th Floor Costa Mesa, California 92626-1928 Attn: Cary K. Hyden, Esq. Michael A. Treska, Esq. Phone: (714)540-1235 Facsimile: (714) 755-8290

If to Buyer:	ColFin WLH Land Acquisitions, LLC 2450 Broadway, 6th Floor Santa Monica, California 90404 Attn: Kevin Traenkle Phone: (310) 552-7216 Facsimile: (310) 407-7416

27

with a copy to:	Akin Gump Strauss Hauer & Feld 2029 Century Park East, Suite 2400 Los Angeles, California 90067 Attn: Hushmand Sohaili, Esq. Phone: (310) 229-1060 Facsimile: (310) 229-3860

(c) Governing Law. The Laws of the State of California shall govern the validity, enforcement, and interpretation of this Agreement, irrespective of any other choice of law rules.

(d) Integration; Modification; Waiver. This Agreement constitutes the complete and final expression of the agreement of the parties relating to the Property and supersedes all previous contracts, agreements, and understandings of the parties, either oral or written, relating to the Property. The parties acknowledge and agree that the provisions of this Agreement are not intended to affect or otherwise modify, amend or limit the provisions of the Loan or the Loan Agreement, (iii) the provisions of the Loan or the Loan Agreement are not intended to affect or otherwise limit the provisions of this Agreement, (iv) the provisions of this Agreement are not cross-defaulted with the provisions of the Loan Agreement, and (v) the provisions of the Loan Agreement are not cross- defaulted with the provisions of this Agreement. This Agreement cannot be modified except by an instrument in writing (referring specifically to this Agreement) executed by Seller and Buyer. No waiver by any party of a Default by the other party shall be construed or held to be a waiver of any succeeding or preceding Default. No waiver of any Default by a party shall be implied from an omission by such party to take any action on account of such Default if such Default persists or is repeated, and no express waiver shall affect a Default other than as specified in such waiver.

(e) Counterpart Execution. This Agreement may be executed in several counterparts, each of which shall be fully effective as an original and all of which together shall constitute one and the same instrument. Original signatures or signatures transmitted by facsimile machine, photographic copy or reproduction in a digital medium shall be treated as originals.

(f) Headings; Constructions. The headings which have been used throughout this Agreement have been inserted for convenience of reference only and do not constitute matters to be construed in interpreting this Agreement. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa; unless the context requires otherwise. The words “herein,” “hereof,” “hereunder” and other similar compounds of the word “here” when used in this Agreement shall refer to the entire Agreement and not to any particular provision or section. The agreements contained herein shall not be construed in favor of or against either Seller or Buyer, but shall be construed as if both parties prepared this Agreement.

(g) Time of the Essence. Time is of the essence of this Agreement and of the obligations of the parties to purchase and sell the Property, it being acknowledged and agreed by and between the parties that any delay in effecting a closing pursuant to this Agreement may result in loss or damage to the party in full compliance with its obligations hereunder.

28

Notwithstanding any period for performance of any party’s obligations as contained in any additional instructions required by the Escrow Agent, the rights of the parties hereunder shall be governed by the dates and times set forth in this Agreement.

(h) Invalid Provisions. If any one or more of the provisions of this Agreement, or the applicability of any such provision to a specific situation, shall be held invalid or unenforceable, such provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and the validity and enforceability of all other provisions of this Agreement and all other applications of any such provision shall not be affected thereby.

(i) Binding Effect. This Agreement shall be binding upon and inure to the benefit of Seller and Buyer, and their respective heirs, administrators, representatives, successors and permitted assigns.

(j) Further Acts. In addition to the acts recited in this Agreement to be performed by Seller and Buyer, Seller and Buyer agree to perform or cause to be performed at the Closing or after the Closing any and all such further acts as may be reasonably necessary to consummate the transactions contemplated hereby.

(k) Exhibits. All attached Exhibits and Schedules and all items delivered into Escrow are incorporated herein by this reference.

(l) Survival. All covenants, obligations and agreements contained herein, which by their nature are intended to be performed after the Closing Date and, except as otherwise set forth herein, all representations, warranties and indemnities shall survive the delivery and recordation of the Grant Deeds and the Closing of the purchase and sale of the Property.

(m) No Third Party Beneficiaries. The execution and delivery of this Agreement shall not be deemed to confer any rights upon, nor obligate either Seller or Buyer, to any person or entity other than each other. This provision is not intended, nor should it be construed as, a limitation on the obligation of the Escrow Agent to comply with the instructions set forth in this Agreement.

(n) Assignment. Neither party shall have the right to assign or transfer this Agreement or any interest, right or obligation in or with respect to this Agreement.

(o) Computation of Time. The time in which any act under this Agreement is to be done shall be computed by excluding the first day and including the last day. If the last day of any time period stated herein shall fall on a Saturday, Sunday or legal holiday, then the duration of such time period shall be extended so that it shall end on the next succeeding day which is not a Saturday, Sunday or legal holiday. Unless preceded by the word “business”, the word “day” shall mean a calendar day. The phrase “business day” or “business days” shall mean those days on which the Superior Court of the county in which the Real Property is located is open for business.

29

IN WITNESS WHEREOF, Buyer, Lyon Parent and Seller have executed this Purchase and Sale Agreement and Joint Escrow Instructions as of the Closing Date.

SELLER:

COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company

By:	/s/ Mark M. Hedstrom
Name:	Mark M. Hedstrom
Its:	Vice President

BUYER:

WILLIAM LYON HOMES, INC., a California corporation

By:	/s/ Richard S. Robinson
Name:	Richard S. Robinson
Its:	Senior Vice President

By:	/s/ Colin T. Severn
Name:	Colin T. Severn
Its:	Vice President Chief Financial Officer

LYON PARENT:

WILLIAM LYON HOMES, a Delaware corporation

By:	/s/ Richard S. Robinson
Name:	Richard S. Robinson
Its:	Senior Vice President

By:	/s/ Colin T. Severn
Name:	Colin T. Severn
Its:	Vice President Chief Financial Officer

[Signature Page to the Purchase and Sale Agreement and Joint Escrow Instructions]

ACCEPTANCE BY ESCROW AGENT

The undersigned hereby acknowledges that it has received a fully executed counterpart original of the Purchase and Sale Agreement and Joint Escrow Instructions dated as of June 28, 2012, by and between Buyer, Lyon Parent and Seller. The undersigned agrees to act as the Escrow Agent under this Agreement and to comply with the instructions set forth herein.

Fidelity National Title Company

By:	/s/ VAVEKIE KAPP
Name:	VAVEKIE KAPP
Its:	VP

Dated: June 28, 2012

EXHIBIT A

LEGAL DESCRIPTION OF LAND

Westpark

[Legal Description Attached]

Mesa Canyon

[Legal Description Attached]

Tierra Este

[Legal Description Attached]

Lyon Estates

[Legal Description Attached]

Coldwater Ranch

[Legal Description Attached]

Promenade at the Spectrum

[Legal Description Attached]

Vista Bella/Redcourt

[Legal Description Attached]

Order No.: 00005867-001-TB

Westpark

EXHIBIT A

PARCEL A:

Parcel One (1):

Units 1 through 4 in Building 15, Units 1 through 5 in Building 16, Units 1 through 5 in Building 45, Units 1 through 5 in Building 46, Units 1 through 4 in Building 53, Units 1 through 4 in Building 54, Units 1 through 4 in Building 55, Units 1 through 6 in Building 56, Units 1 through 4 in Building 57, Units 1 through 5 in Building 58, Units 1 through 5 in Building 59, and Units 1 through 5 in Building 60; Units 1 through 4 in Building 63; Units 1 through 5 in Building 64 and Garages appurtenant thereto as shown on the final map of Summerlin Village 19 Phase 2 - Lot 1 Unit 2, as shown by map thereof on file in Book 141 of Plats, Page 24, in the Office of the County Recorder, Clark County, Nevada (“Plat”) and as set forth in that certain Supplemental Declaration of Covenants, Conditions and Restrictions and Reservation of Easements for West Park Villas/Courtyards (“Declaration”) as recorded August 3, 2006 as Instrument No. 0004962 in Book 20060803 of Official Records

Parcel Two (2):

Limited Common Elements appurtenances to the foregoing Units as shown by the Plat and as set forth in the foregoing Declaration.

Parcel Three (3):

An undivided allocated fractional interest as tenant in common with all other Owners in and to the Common Elements, as shown by the Plat and set forth in the Declaration.

EXCEPTING THEREFROM all fee simple interests if individual Owners in and to the respective Units (and Garages appurtenant thereto).

RESERVING THEREFROM:

a) non-exclusive easements for ingress, egress and/or enjoyment for the benefit of Declarant, Association and/or all Owners within the properties (and in accordance with and subject to the Declaration).

b) rights to use, possession and occupancy of Limited Common Elements, as shown by the Plat (and in accordance with and subject to the Declaration).

Parcel Four (4):

A non-exclusive easement of ingress, egress and/or enjoyment over, across and of all “Private Driveways” and enjoyment of all “Common Elements” of the Community pursuant, subject to the foregoing Declaration.

PARCEL B:

Parcel One (1):

Units 1 through 5 in Building 17; Units 1 through 5 in Building 18; Units 1 through 5 in Building 19; Units 1 through 5 in Building 20; Units 1 through 6 in Building 38; Units 1 through 4 in Building 39; Units 1 through 5 in Building 47; and Units 1 through 5 in Building 48 and Garages appurtenant thereto as shown on the Final Map of Summerlin Village 19 Phase 2 - Lot 1, as shown by map thereof on file in Book 125 of Plats, Page 100, in the Office of the County Recorder of Clark County, Nevada and as Amended by that certain Certificate of Amendment recorded November 16, 2005, in Book 20051116 as Instrument No. 0002733, of Official Records (“Plat”) and as set forth in that Supplemental Declaration of Covenants, Conditions and Restrictions and Reservation of Easements for West Park Villas/Courtyards (“Declaration”) as recorded August 3, 2006, in Book 20060803 as Instrument No. 0004962, of Official Records.

CLTA Preliminary Report Form – Modified (11-17-06)

Order No.: 00005867-001-TB

EXHIBIT A

(Continued)

Parcel Two (2):

Limited Common Elements appurtenances to the foregoing Units as shown by the Plat and as set forth in the foregoing Declaration.

Parcel Three (3):

An undivided allocated fractional interest as tenant in common with all other Owners in and to the Common Elements, as shown by the Plat and set forth in the Declaration.

EXCEPTING THEREFROM all fee simple interests if individual Owners in and to the respective Units (and Garages appurtenant thereto).

RESERVING THEREFROM:

a) non-exclusive easements for ingress, egress and/or enjoyment for the benefit of Declarant, Association and/or all Owners within the properties (and in accordance with and subject to the Declaration).

b) rights to use, possession and occupancy of Limited Common Elements, as shown by the Plat (and in accordance with and subject to the Declaration).

Parcel Four (4):

A non-exclusive easement of ingress, egress and/or enjoyment over, across and of all “Private Driveways” and enjoyment of all “Common Elements” of the Community pursuant, subject to the foregoing Declaration.

CLTA Preliminary Report Form – Modified (11-17-06)

Order No.: 00005866-001-TB

Mesa Canyon

EXHIBIT A

Parcel 1:

The Northwest Quarter (NW 1/4) of the Northeast Quarter (NE 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 26, Township 19 South, Range 60 East, M.D.B. & M.

Excepting Therefrom that portion conveyed to Clark County by deed recorded March 18, 1988 in Book 880318 as Instrument No. 00828 of Official Records.

(Apn 125-26-704-001)

Parcel 2:

The East Half (E 1/2) of the Northeast Quarter (NE 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of section 26, Township 19 South, Range 60 East, M.D.B. & M.

Together with that portion of Corbett Street as vacated by that certain Order of Vacation that would pass by operation of law, recorded August 22, 2006 in Book 20060822 as Instrument No. 0003177 Official Records.

Excepting Therefrom those portions conveyed to Clark County by deeds recorded January 15, 1991 in Book 910115 as Instrument No. 00924 and December 28, 2001 in Book 20011228 as Instrument No. 02228 of Official Records.

(Apn 125-26-704-002)

Parcel 3:

The Southwest Quarter (SW 1/4) of the Northeast Quarter (NE 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 26, Township 19 South, Range 60 East, M.D.B. & M.

Together with that portion of Corbett Street as vacated by that certain Order of Vacation that would pass by operation of law, recorded August 22, 2006 in Book 20060822 as Instrument No. 0003177 Official Records.

Excepting Therefrom that portion conveyed to Clark County by deed recorded March 18, 1988 in Book 880318 as Instrument No. 00828 of Official Records.

(Apn 125-26-704-003)

Parcel 4:

The Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) and a strip of land measuring 10.0 feet in width at all points off of the East side of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 26, Township 19 South, Range 60 East, M.D.B. & M.

Together with that portion of Corbett Street as vacated by that certain Order of Vacation that would pass by operation of law, recorded August 22, 2006 in Book 20060822 as Instrument No. 0003177 Official Records.

Excepting Therefrom those portions as conveyed to Clark County by deeds records July 25, 1973 in Book 349 as Instrument No. 308034 and April 27, 1979 in Book 1046 as Instrument No. 1005502 of Official Records.

(Apn 125-26-707-002

CLTA Preliminary Report Form – Modified (11-17-06)

Order No.: 00005867-001-TB

EXHIBIT A

(Continued)

Parcel 5:

That portion of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 26, Township 19 South, Range 60 East, M.D.B. & M., more particularly described as follows:

Parcel Four (4) as shown by map thereof on file in File 2 of Parcel Maps, Page 42, in the Office of the County Recorder of Clark County, Nevada.

Excepting Therefrom that portion conveyed to Clark County by deed recorded November 17,1999 in Book 991117 as Instrument No. 00498 of Official Records.

(Apn 125-26-707-005)

Parcel 6:

Non-residential Lot A of Block 2 Amended Final Map of a portion of Bronco Estates as shown by map thereof on file in Book 136 of Plats, Page 71 in the office of the County Recorder, Clark County, Nevada.

(Apn 125-26-711-004)

Assessor’s Parcel Number: 125-26-701-001 thru 003, 125-26-707-005, 125-26-707-002, 125-26-711-004

CLTA Preliminary Report Form – Modified (11-17-06)

Order No.: 00005868-001-TB

Tierra Este

EXHIBIT A

Parcel 1:

The South Half (S 1/2) of the Southwest Quarter (SW 1/4) of the Northwest Quarter (NW 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 34, Township 19 South, Range 61 East, M.D.M., Clark County, Nevada.

Assessor’s Parcel No: 124-34-701-020

Parcel 2:

The Southeast Quarter (SE 1/4) of the Northwest Quarter (NW 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 34, Township 19 South, Range 61 East, M.D.M., Clark County, Nevada.

Assessor’s Parcel No: 124-34-701-021

Parcel 3:

The North Half (N 1/2) of the Northwest Quarter (NW 1/4) of the Southwest Quarter (SW 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 34, Township 19 South, Range 61 East, M.D.M., Clark County, Nevada.

Excepting therefrom the North 30.00 feet and the West 30.00 feet of said land; together with that certain spandrel area in the Northwest Corner thereof, also being the Southeast Corner of the intersection of Rosada Way and Goldfield Street, bounded as follows; On the North by the South line of the North 30.00 feet; On the West by the East line of the West 30.00 feet and on the South by the arc of a curve concave Southeasterly, having a radius of Fifteen (15) and being tangent to the South line of said North 30.00 feet and to the East line of said West 30.00 feet, as conveyed to Clark County by deed recorded March 25, 1987, in Book 870325 as Document No. 00695, of Official Records.

Assessor’s Parcel No: 124-34-701-025

Parcel 4:

The North Half (N 1/2) of the Northeast Quarter (NE 1/4) of the Southwest Quarter (SW 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 34, Township 19 South, Range 61 East, M.D.M., Clark County, Nevada.

Assessor’s Parcel No: 124-34-701-026

Parcel 5:

The South Half (S 1/2) of the North Half (N 1/2) of the Southwest Quarter (SW 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 34, Township 19 South, Range 61 East, M.D.M., Clark County, Nevada.

Assessor’s Parcel No: 124-34-701-029

Parcel 6:

The North Half (N 1/2) of the Southwest Quarter (SW 1/4) of the Southwest Quarter (SW 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 34, Township 19 South, Range 61 East, M.D.M., Clark County, Nevada.

CLTA Preliminary Report Form – Modified (11-17-06)

Order No.: 00005868-001-TB

EXHIBIT A

(Continued)

Assessor’s Parcel No: 124-34-701-032

Parcel 7:

Being the South Half (S 1/2) of the Southwest Quarter (SW 1/4) of the Southwest Quarter (SW 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 34, Township 19 South, Range 61 East, M.D.M., Clark County, Nevada.

Assessor’s Parcel No: 124-34-701-038

Parcel 8:

The North Half (N 1/2) of the Southeast Quarter (SE 1/4) of the Southeast Quarter (SE 1/4) of the Southeast Quarter (SE 1/4) of Section 34, Township 19 South, Range 61 East, M.D.M., Clark County, Nevada.

TOGETHER with that portion of Eagle way as vacated by that certain Order of Vacation that would pass by operation of law, recorded March 2, 2006, in Book 20060302 as Instrument No. 0000312, Official Records.

EXCEPTING THEREFROM that portion of said land conveyed to Clark County by Deed recorded September 18, 1959 in Book 172 as Instrument No. 140634, of Official Records, Clark County, Nevada.

FURTHER EXCEPTING THEREFROM that portion of said land conveyed to Clark County by Deed recorded December 6, 1968 in Book 916 as Instrument No. 735285, of Official Records, Clark County, Nevada.

AND FURTHER EXCEPTING THEREFROM that portion of said land conveyed to Clark County by Deed recorded December 20, 1985 in Book 2236 as Instrument No. 2195774, and recorded December 20, 1985 in Book 2236 as Instrument No. 2195901, of Official Records, Clark County, Nevada.

(Reference Deed 20091229-0003695)

(Assessor’s Parcel No: 124-34-804-002 and 124-34-804-003)

Parcel 9:

That portion of the Southeast Quarter (SE 1/4) in Section 34, Township 19 South, Range 61 East, M.D.M., Clark County, Nevada, described as follows:

COMMENCING at the Southeast Quarter (SE 1/4) Corner of Section 34;

Thence South 89°48’50” West, a distance of 411.77 feet to a point;

Thence North 0°16’54” West, a distance of 30.00 feet to a point on the North right-of-way line on Lone Mountain Road and the TRUE POINT OF BEGINNING;

Thence North 0°16’54” West, a distance of 300.21 feet to a point;

Thence South 89°50’56” West, a distance of 148.72 feet to a point;

Thence South 0°16’13” East, a distance of 300.29 feet to a point;

Thence North 89°48’50” East, a distance of 148.77 feet to the TRUE POINT OF BEGINNING.

EXCEPTING THEREFROM the interest of the County of Clark in the South 20.00 feet as conveyed in a document recorded June 17, 1982, in Book 1582 as Document No. 1541352, of Official Records, Clark County, Nevada.

CLTA Preliminary Report Form – Modified (11-17-06)

Order No.: 00005868-001-TB

EXHIBIT A

(Continued)

(Reference Deed 20091229-0003695)

(Assessor’s Parcel No: 124-34-804-005)

Parcel 10:

That portion of the Southeast Quarter (SE 1/4) in Section 34, Township 19 South, Range 61 East, M.D.M., Clark County, Nevada, described as follows;

COMMENCING at the Southeast Quarter (SE 1/4) corner in Section 34;

Thence South 89°48’50” West, a distance of 263.00 feet to a point;

Thence North 0°17’50” West, a distance of 30.00 feet to the North right-of-way of Lone Mountain Road and the TRUE POINT OF BEGINNING;

Thence North 0°17’35” West, a distance of 300.12 feet to a point;

Thence South 89°50’56” West, a distance of 148.72 feet to a point;

Thence South 0°16’54” East, a distance of 300.21 feet to a point;

Thence North 89°48’50” East, a distance of 148.77 feet to the TRUE POINT OF BEGINNING.

(Reference Deed 20091229-0003695)

(Assessor’s Parcel No: 124-34-804-006)

Parcel 11:

Lots One (1) through Twenty-One (21), inclusive of Goldfield III, as shown by map thereof on file in Book 133 of Plats, Page 77, in the Office of the County Recorder of Clark County, Nevada.

(Assessor’s Parcel No’s. 139-03-517-001 through 139-03-517-021)

Parcel 12:

Parcel 12-A:

Lots 5 through 18 of Goldfield IV, as shown by map thereof on file in Book 133 of Plats, Page 45, in the Office of the County Recorder of Clark County, Nevada.

Parcel 12-B:

A non-exclusive right and easement of ingress and egress and of use in, to and over the common elements, which easement shall be appurtenant to and shall pass with title as set forth in that certain Declaration of Covenants, Conditions and Restrictions and Reservation of Easements for Tierra Este recorded October 18, 2007 as Instrument No. 0002208 in Book 20071018 of Official Records, Clark County, Nevada records.

(Assessor’s Parcel No’s. 139-03-516-005 through 139-03-516-018)

CLTA Preliminary Report Form – Modified (11-17-06)

Order No.: 00005858-001-TB

Lyon Estates

EXHIBIT A

Parcel 1:

Lots One (1) through Twenty-Five (25), inclusive in Block One (1) of Final Map of Cancun Estates, a Common Interest Community, as shown by map thereof on file in Book 132 of Plats, Page 12, in the office of the County Recorder, Clark County, Nevada, and Amended by Certificate of Amendment recorded August 21, 2006 in Book 20060821 as Instrument No. 0003795 Official Records.

(Assessors Parcel No’s. 125-14-111-001 through 125-14-111-025)

Parcel 2:

Lots One (1) through Nine (9), inclusive of Whispering Sands & Rainbow (a common interest community) as shown by map thereof on file in Book 138 of Plats, Page 13, in the office of the County Recorder, Clark County, Nevada.

(Assessors Parcel No’s 125-15-610-001 through 125-15-610-009)

Parcel 3:

Lots One (1) through Twenty-Four (24), inclusive, of Final Map of Desperado Estates (a common interest community), as shown by map thereof on file in Book 138 of Plats, Page 18 in the office of the County Recorder, Clark County, Nevada.

(Assessors Parcel No’s 125-22-710-001 through 125-22-710-024)

Parcel 4:

The Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4) of the Southwest Quarter (SW  1/4) of the Northeast Quarter (NE 1/4) of Section 11, Township 19 South, Range 60 East, M.D.M.

Excepting therefrom the North 30 feet and the West 40 feet and that certain spandrel area located in the Northwest of said land, as conveyed to Clark County for road purposes in that certain Deed recorded July 22, 1977 in Book 766 as Document No 725480 Official Records.

(Assessors Parcel No. 125-11-601-001)

Parcel 5:

The Southwest Quarter (SW 1/4) of the Northwest Quarter (NW  1/4) of the Southwest Quarter (SW 1/4) of the Northeast Quarter (NE 1/4) of Section 11, Township 19 South, Range 60 East, M.D.M.

Excepting therefrom the West 40 feet as conveyed to Clark County for road purposes in that certain Deed recorded July 22, 1977 in Book 766 as Document No 725480 Official Records.

(Assessors Parcel No. 125-11-601-002)

Parcel 6:

That portion of the Northeast Quarter (NE 1/4) of the Southwest Quarter (SW 1/4) of Section 11, Township 19 South, Range 60 East, M.D.M., described as follows:

CLTA Preliminary Report Form – Modified (11-17-06)

Order No.: 00005858-001-TB

EXHIBIT A

(Continued)

Lot Three (3) as shown on file in File 2 of Parcel Maps, Page 81, in the office of the County Recorder, Clark County, Nevada, and recorded June 05, 1974 in Book 432 as Document No. 391162 Official Records.

(Assessors Parcel No. 125-11-304-003)

Parcel 7:

Lots 1 through 9 of the Final Map of Rainbow & Racel as shown by map thereof on file in Book 137 of Plats, Page 7 in the Office of the County Recorder of Clark County, Nevada.

(Assessors Parcel No’s. 125-11-311-001 through 125-11-311-009)

Parcel 8:

The West Half (W 1/2) of the Southwest Quarter (SW 1/4) of the Southeast Quarter (SE 1/4) of the Northeast Quarter (NE 1/4) of Section 9, Township 19 South, Range 60 East, M.D.M., Clark County, Nevada.

EXCEPTING THEREFROM the Westerly 30.00 feet and the Southerly 40.00 feet as conveyed to the County of Clark for road, utility and other public purposes by Deed recorded June 7, 1974 in Book 432 as Instrument No. 391818, of Official Records, Clark County, Nevada.

(Assessors Parcel No 125-09-602-004)

Parcel 9:

The Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 9, Township 19 South, Range 60 East, M.D.M., Clark County, Nevada.

EXCEPTING THEREFROM the North 40.00 feet as conveyed to Clark County by Deed recorded June 7, 1974 in Book 432 as Instrument No. 391817, of Official Records, Clark County, Nevada.

FURTHER EXCEPTING THEREFROM the West 30.00 feet thereof, together with that certain spandrel area located at the Northwest corner of said property as conveyed to Clark County by Deed recorded October 2, 1987 in Book 871002 as Instrument No. 00568, of Official Records, Clark County, Nevada.

(Assessors Parcel No 125-09-702-001)

Parcel 10:

The Northeast Quarter (NE 1/4) of the Northwest Quarter (NW 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 9, Township 19 South, Range 60 East, M.D.M., Clark County, Nevada.

EXCEPTING THEREFROM the Easterly 25.00 feet as conveyed to Clark County by Deed recorded May 21, 1964 as Instrument No. 434392, of Official Records, Clark County, Nevada.

FURTHER EXCEPTING THEREFROM the North 40.00 feet and the West 5.00 feet of the East 30.00 feet as conveyed to Clark County by Deed recorded June 7, 1974 in Book 432 as Instrument No. 391817, of Official Records, Clark County, Nevada.

AND FURTHER EXCEPTING THEREFROM the West 5.00 feet of the East 30.00 feet thereof, together with that certain spandrel area located at the Northeast corner of said property as conveyed to Clark County by Deed recorded October 2, 1987 in Book 871002 as Instrument No. 00568, of Official Records, Clark County, Nevada.

(Assessors Parcel No 125-09-702-002)

CLTA Preliminary Report Form – Modified (11-17-06)

Order No.: 00005858-001-TB

EXHIBIT A

(Continued)

Parcel 11:

The South Half (S 1/2) of the Northwest Quarter (NW 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 9, Township 19 South, Range 60 East, M.D.M., Clark County, Nevada.

EXCEPTING THEREFROM the Easterly 25.00 feet as conveyed to Clark County by Deed recorded May 21, 1964 as Instrument No. 434392, of Official Records, Clark County, Nevada.

FURTHER EXCEPTING THEREFROM those portions of said land conveyed to Clark County for roads and public utility purposes by Deeds recorded September 13, 1971 in Book 161 as Instrument No. 128695, and recorded August 11, 1993 in Book 930811 as Instrument No. 00869, of Official Records, Clark County, Nevada.

(Assessors Parcel No 125-09-702-003)

Parcel 12:

That portion of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 9, Township 19 South, Range 60 East, M.D.M., Clark County, Nevada, described as follows:

Lot One (1) as shown by map thereof in File 8 of Parcel Maps, Page 56, in the Office of the County Recorder of Clark County, Nevada.

(Assessors Parcel No 125-09-704-001)

CLTA Preliminary Report Form – Modified (11-17-06)

File No.: 26120067-026-LDA

Coldwater Ranch

EXHIBIT A

LEGAL DESCRIPTION

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF MARICOPA, STATE OF ARIZONA, AND IS DESCRIBED AS FOLLOWS:

PARCEL NO. 1:

Lots 1 through 39, inclusive; Lots 46 through 138, inclusive; and Lots 163 through 181, inclusive, COLDWATER RANCH UNIT 1 AND 2, according to Book 880 of Maps, Page 25, records of Maricopa County, Arizona.

PARCEL NO. 2:

Lots 1 through 197, COLDWATER RANCH UNIT 4, according to Book 940 of Maps, Page 27, records of Maricopa County, Arizona.

27C101 (6/06) ALTA Commitment - 2006

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

PRELIMINARY REPORT	Fidelity National Title Company
Your Reference:	Order No.: 996-23006530-PP1

Promenade at the Spectrum

LEGAL DESCRIPTION

EXHIBIT “A”

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:

THAT CERTAIN AREA LABELED AND DESCRIBED AS “MODULE FOR FUTURE PHASING” AS SHOWN UPON THE PROMENADE AT SPECTRUM CONDOMINIUM PLANS FOR PHASES 1, 2, 3 AND 4 FILLED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, CALIFORNIA, ON MAY 10, 2006 AS DOCUMENT NO. 2006-0331097 BEING A PORTION OF LOT 1 OF SUNROAD B-PROMENADE, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 15313, AS FILED IN THE OFFICE OF THE COUNTY RECORDER ON APRIL 11, 2006.

PARCEL 2:

NONEXCLUSIVE, PERPETUAL EASEMENTS FOR VEHICULAR AND PEDESTRIAN INGRESS, EGRESS AND ACCESS AND GENERAL UTILITIES ON, OVER, UNDER, THROUGH AND ACROSS THOSE PORTIONS OF PARCEL 20 OF PARCEL MAP 18972, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, AS FILED IN THE OFFICE OF THE COUNTY RECORDER ON MAY 24, 2002 AS FILE NO. 2002-0444396, OFFICIAL RECORDS AS MORE FULLY DEFINED AND SET FORTH IN THAT CERTAIN DECLARATION ESTABLISHING EASEMENTS MAINTENANCE AND COST SHARING OBLIGATIONS RECORDED October 4, 2004 AS FILE NO 2004-0940138, AND RE-RECORDED FEBRUARY 3, 2005 AS FILE NO. 2005-0094590, BOTH OF OFFICIAL RECORDS.

APN: 369-221-15

CLTA Preliminary Report Form – Modified (11/17/06)

PRELIMINARY REPORT	Fidelity National Title Company
Your Reference:	Order No.: 996-23009718-PP1

Vista Bella / Redcourt

LEGAL DESCRIPTION

EXHIBIT “A”

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF YUCAIPA, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL 4, AS PER PLAT ATTACHED TO CERTIFICATE OF COMPLIANCE NO. 03-183 A & B, RECORDED JUNE 14, 2004 AS INSTRUMENT NO. 2004-416918 OF OFFICIAL RECORDS, BEING DESCRIBED THEREIN AS FOLLOWS:

BEING A PORTION OF PARCEL 9 OF PARCEL MAP NO. 13021, IN THE CITY OF YUCAIPA, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 181, PAGES 24 THROUGH 32, INCLUSIVE OF PARCEL MAPS, RECORDS OF SAID COUNTY DESCRIBED THEREIN AS FOLLOWS:

ALL OF SAID PARCEL 9, EXCEPTING THEREFROM THAT PORTION OF SAID PARCEL 9 DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWESTERLY TERMINUS OF THAT CERTAIN COURSE IN THE NORTHEASTERLY LINE OF SAID PARCEL 9 SHOWN AS “NORTH 62°23’57” EAST 388.08” ON SAID PARCEL MAP NO. 13021; THENCE ALONG SAID NORTHEASTERLY LINE, NORTH 62°23’57” EAST, 388.08 FEET; THENCE ALONG THE EASTERLY LINE OF SAID PARCEL 9, SOUTH 33°38’42” EAST, 50.62 FEET TO A POINT ON THAT CERTAIN CURVE DESCRIBED AS CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 340.16 FEET, A CENTRAL ANGLE OF 51°31’31”, AND AN ARC LENGTH OF 305.90 FEET IN THE NORTHWESTERLY LINE OF THAT CERTAIN EASEMENT TO THE SAN BERNARDINO COUNTY FLOOD CONTROL DISTRICT RECORDED JUNE 10, 2004 AS INSTRUMENT NP. 2004-411418 OF OFFICIAL RECORDS, RECORDS OF SAID COUNTY, A RADIAL LINE THROUGH SAID POINT BEARS SOUTH 34°14’21” EAST; THENCE LEAVING SAID EASTERLY LINE OF SAID PARCEL 9 AND ALONG SAID NORTHWESTERLY LINE OF SAID EASEMENT, SOUTHWESTERLY 41.87 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 7°03’06”; THENCE NON-TANGENT TO SAID CURVE, SOUTH 58°12’31” WEST 326.72 FEET; THENCE CONTINUING ALONG SAID NORTHWESTERLY LINE, SOUTH 61°34’32” WEST 326.72 FEET; THENCE CONTINUING ALONG SAID NORTHWESTERLY LINE, SOUTH 61°34’32” WEST, 27.83 FEET TO A POINT ON THE SOUTHEASTERLY PROLONGATION OF THAT CERTAIN COURSE SHOWN AS “NORTH 26°04’42” WEST, 448.67” IN SAID NORTHEASTERLY LINE OF SAID PARCEL 9; THENCE LEAVING SAID NORTHWESTERLY LINE AND ALONG SAID PROLONGATION, NORTH 26°04’42” WEST, 76.91 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS RIGHTS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN, GEOTHERMAL STEAM AND ALL PRODUCTS DERIVED FROM ANY OF THE FOREGOING, THAT MAY BE WITHIN OR UNDER THE PROPERTY, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING THEREFOR AND STORING IN AND REMOVING THE SAME FROM SAID PROPERTY OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THE PROPERTY, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE PROPERTY, AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, STORE, EXPLORE OR OPERATE THROUGH THE SURFACE OR THE UPPER 500 FEET OF THE SUBSURFACE OF THE PROPERTY BY DEED RECORDED AUGUST 3, 2004 AS INSTRUMENT NO. 2004-555295 OF OFFICIAL RECORDS.

APN: 303-131-93

CLTA Preliminary Report Form – Modified (11/17/06)

EXHIBIT B

SELLER CLOSING DELIVERABLES

Two (2) counterpart originals of a closing statement that shows the Purchase Price, all credits and charges to each party on a line item basis and the amount of funds due at Closing from Buyer under the terms of this Agreement (the “Closing Statement”).

Two (2) counterpart originals of this Agreement, duly authorized and executed by Seller.

Westpark

•	One original of the grant, bargain and sale deed (the “Westpark Grant Deed”), duly authorized and executed (with signature(s) notarized) by Seller, in the form of and upon the terms contained in Exhibit B-l attached hereto.

•	Two (2) counterpart originals of an assignment and bill of sale (“Assignment and Bill of Sale”), duly authorized and executed by Seller, in the form of Exhibit H attached hereto.

•	Two (2) counterpart originals of an assignment and assumption agreement (“Assignment and Assumption — Contracts and Agreements”), duly authorized and executed by Seller, in the form of Exhibit 1 attached hereto.

•	Two (2) counterpart originals of an assignment and assumption agreement (“Assignment and Assumption Agreement — Development Declaration”), duly authorized and executed by Seller, in the form of Exhibit J attached hereto.

•	The Federal Affidavit in the form of Exhibit D and any required state affidavit, duly authorized and executed by Seller.

•	Copies of all organizational authorizations, approvals and incumbencies of Seller as Title Company may reasonably require to issue the Title Policy.

Mesa Canyon

•	One original of the grant, bargain and sale deed (the “Mesa Canyon Grant Deed”), duly authorized and executed (with signature(s) notarized) by Seller, in the form of and upon the terms contained in Exhibit B-2 attached hereto.

•	Two (2) counterpart originals of an Assignment and Bill of Sale, duly authorized and executed by Seller.

•	Two (2) counterpart originals of an Assignment and Assumption — Contracts and Agreements, duly authorized and executed by Seller.

•	The Federal Affidavit in the form of Exhibit D and any required state affidavit, duly authorized and executed by Seller.

•	Copies of all organizational authorizations, approvals and incumbencies of Seller as Title Company may reasonably require to issue the Title Policy.

Tierra Este

•	One original of the grant, bargain and sale deed (the “Tierra Este Grant Deed”), duly authorized and executed (with signature(s) notarized) by Seller, in the form of and upon the terms contained in Exhibit B-3 attached hereto.

•	Two (2) counterpart originals of an Assignment and Bill of Sale, duly authorized and executed by Seller.

•	Two (2) counterpart originals of an Assignment and Assumption — Contracts and Agreements, duly authorized and executed by Seller.

•	Two (2) counterpart originals of an Assignment and Assumption Agreement — Development Declaration, duly authorized and executed by Seller.

•	The Federal Affidavit in the form of Exhibit D and any required state affidavit, duly authorized and executed by Seller.

•	Copies of all organizational authorizations, approvals and incumbencies of Seller as Title Company may reasonably require to issue the Title Policy.

Lyon Estates

•	One original of the grant, bargain and sale deed (the “Lyon Estates Grant Deed”), duly authorized and executed (with signature(s) notarized) by Seller, in the form of and upon the terms contained in Exhibit B-4 attached hereto.

•	Two (2) counterpart originals of an Assignment and Bill of Sale, duly authorized and executed by Seller.

•	Two (2) counterpart originals of an Assignment and Assumption — Contracts and Agreements, duly authorized and executed by Seller.

•	The Federal Affidavit in the form of Exhibit D and any required state affidavit, duly authorized and executed by Seller.

•	Two (2) counterpart originals of a termination instrument in respect of the Easement Agreement affecting Lyon Estates, which shall contain a waiver of any notice period required to terminate the same.

•	Copies of all organizational authorizations, approvals and incumbencies of Seller as Title Company may reasonably require to issue the Title Policy.

Coldwater Ranch

•	One original of the special warranty deed (the “Coldwater Grant Deed”), duly authorized and executed (with signature(s) notarized) by Seller, in the form of and upon the terms contained in Exhibit B-5 attached hereto.

•	Two (2) counterpart originals of an Assignment and Bill of Sale, duly authorized and executed by Seller.

•	Two (2) counterpart originals of an Assignment and Assumption — Contracts and Agreements, duly authorized and executed by Seller.

•	Two (2) counterpart originals of an Assignment and Assumption Agreement — Development Declaration, duly authorized and executed by Seller.

•	The Federal Affidavit in the form of Exhibit D and any required state affidavit, duly authorized and executed by Seller.

•	Two (2) counterpart originals of a termination instrument in respect of the Easement Agreement affecting Coldwater Ranch, which shall contain a waiver of any notice period required to terminate the same.

•	Copies of all organizational authorizations, approvals and incumbencies of Seller as Title Company may reasonably require to issue the Title Policy.

Promenade at the Spectrum

•	One original of the grant deed (the “Promenade Grant Deed”), duly authorized and executed (with signature(s) notarized) by Seller, in the form of and upon the terms contained in Exhibit B-6 attached hereto.

•	Two (2) counterpart originals of an Assignment and Bill of Sale, duly authorized and executed by Seller.

•	Two (2) counterpart originals of an Assignment and Assumption — Contracts and Agreements, duly authorized and executed by Seller.

•	Two (2) counterpart originals of an Assignment and Assumption Agreement — Development Declaration, duly authorized and executed by Seller.

•	The Federal Affidavit in the form of Exhibit D and any required state affidavit, duly authorized and executed by Seller.

•	Two (2) counterpart originals of a termination instrument in respect of the Easement Agreement affecting Promenade at the Spectrum, which shall contain a waiver of any notice period required to terminate the same.

•	Copies of all organizational authorizations, approvals and incumbencies of Seller as Title Company may reasonably require to issue the Title Policy.

Vista Bella/Redcourt

•	One original of the grant deed (the “Vista Bella Grant Deed” and together with the Westpark Grant Deed, the Mesa Canyon Grant Deed, the Tierra Este Grant Deed, the Lyon Estates Grant Deed, the Coldwater Grant Deed and the Promenade Grant Deed, the “Grant Deeds” and individually a “Grant Deed”), duly authorized and executed (with signature(s) notarized) by Seller, in the form of and upon the terms contained in Exhibit B-7 attached hereto.

•	Two (2) counterpart originals of an Assignment and Bill of Sale, duly authorized and executed by Seller.

•	Two (2) counterpart originals of an Assignment and Assumption — Contracts and Agreements, duly authorized and executed by Seller.

•	Two (2) counterpart originals of an Assignment and Assumption Agreement — Development Declaration, duly authorized and executed by Seller.

•	The Federal Affidavit in the form of Exhibit D and any required state affidavit, duly authorized and executed by Seller.

•	Copies of all organizational authorizations, approvals and incumbencies of Seller as Title Company may reasonably require to issue the Title Policy.

General

•	One counterpart copy of the Registration Rights Letter Agreement, in substantially the form attached hereto as Exhibit L (the “Registration Rights Letter Agreement”), duly authorized and executed by Seller.

Exhibit B-l

Westpark Grant Deed

[Attached]

RECORDING REQUESTED BY

FIDELITY NATIONAL TITLE

5867/23009720

RECORDING REQUESTED BY

AND WHEN RECORDED RETURN. TO:

William Lyon Homes, Inc.

4490 Von Karman Avenue

Newport Beach, California 92660

Attn: Matthew R. Zaist

Inst #: 2012207030002535 Fees: $22.00 N/C Fee: $0.00 RPTT: $10200.00 Ex: # 07/03/2012 01:08:48 PM Receipt #: 1221428 Requestor: SPL INC - LA Recorded By: SUO Pgs: 7 DEBBIE CONWAY CLARK COUNTY RECORDER

Mail Tax Statements To:

William Lyon Homes, Inc.

4490 Von Karmen Avenue

Newport Beach, California 92660

Attn: Matthew R. Zaist

Apn:	164-02-616-016 thru 164-02-616-024
164-02-616-040 thru 164-02-616-049
164-02-616-174 thru 164-02-616-183
164-02-226-009 thru 164-02-226-045
164-02-226-056 thru 164-02-226-064

(Space Above for Recorders Use Only)

GRANT, BARGAIN AND SALE DEED

THE UNDERSIGNED GRANTOR DECLARES AS FOLLOWS:

FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company (“Grantor”), hereby grants to WILLIAM LYON HOMES, INC., a California corporation (“Grantee”), that certain real property located in the County of Clark, State of Nevada, more particularly described on Schedule 1 attached hereto and incorporated herein by reference, together with all and singular the improvements, fixtures, tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining (“Westpark Property”).

SUBJECT TO:

1. General and special real property taxes and assessments for the current fiscal year, and

2. All covenants, conditions, restrictions, reservations, rights-of-way, dedications, offers of dedication, and easements of record.

[Signature Page Follows]

IN WITNESS WHEREOF, Grantor has executed this Grant, Bargain and Sale Deed as of the 28th day of June, 2012.

GRANTOR: COLFIN WLH LAND ACQUISITIONS, LLC a Delaware limited liability company

By:	/s/ Mark M. Hedstrom
Name:	Mark M. Hedstrom
Its:	Vice President

Schedule 1

Legal Description of Westpark Property

Assessor’s Parcel No: 164-02-226-001; 164-02-224-049 through 078; 156 through 165; 174 through 183; 164-62-226-002 through 064 and 164-02-616-010 through 024; 034 through 049

Parcel I:

Parcel One (1):

Units 1 through 5 in Building 17; Units 1 through 5 in Building 18; Units 1 through 5 in Building 19; Units 1 through 5 in Building 20; Units 1 through 6 in Building 38; Units I through 4 in Building 39; Units 1 through 5 in Building 47; and Units 1 through 5 in Building 48 and Garages appurtenant thereto as shown on the Final Map of Summerlin Village 19 Phase 2 — Lot 1, as shown by map hereof on file in Book 125 of Plats, Page 100, in the Office of the County Recorder of Clark County, Nevada and as Amended by that certain Certificate of Amendment recorded November 16, 2005, in Book 20051116 as Instrument No. 0002733, of Official Records (“Plat”) and as set forth in that Supplemental Declaration of Covenants, Conditions and Restrictions and Reservation of Easements for West Park Villas/Courtyards (“Declaration”) as recorded August 3, 2006, in Book 20050803 as Instrument No. 0004962, of Official Records.

Parcel Two (2);

Limited Common Elements appurtenances to the foregoing Units as shown by the Plat and as set forth in the foregoing Declaration.

Parcel Three (3):

An undivided allocated fractional Interest as tenant in common with all other Owners in and to the Common Elements, as shown by the Plat and set forth in the Declaration.

EXCEPTING THEREFROM all fee simple interests of Individual Owners in and to the respective Units (and Garages appurtenant thereto).

RESERVING THEREFROM:

a) non-exclusive easements for ingress, egress and/or enjoyment for the benefit of Declarant, Association and/or all Owners within the properties (and in accordance with and subject to the Declaration).

b) rights to use, possession and occupancy of Limited Common Elements, as shown by the Plat (and in accordance with and subject to the Declaration).

Parcel Four (4):

A non-exclusive easement of ingress, egress and/or enjoyment over, across and of all “Private Driveways” and enjoyment of all “Common Elements” of the Community pursuant, subject to the foregoing Declaration.

Parcel II:

Parcel One (1):

Units 1 through 6 in Building 14, Units 1 through 4 in Building 15, Units 1 through 5 in Building 16, Units 1 through 6 in Building 44, Units 1 through 5 in Building 45, Units 1 through 5 in Building 46, Units 1 through 4 in Building 53, Units 1 through 4 in Building 54, Units 1 through 4 in Building 55, Units I through 6 in Building 56; Units 1 through 4 in Building 57, Units 1 through 5 in Building 58, Units 1 through 5 in Building 59, Units 1 through 6 in Building 60, Units 1 through 6 in Building 61, Units 1 through 5 in Buildings 62, Units 1 through 4 in Building 63, and Units 1 through 5 in Buildings 64 and Garages appurtenant thereto as shown on the final map of Summerlin Village 19 Phase 2 — Lot 1 Unit 2, as shown by map thereof on file in Book 130 of Plats, Page 77, and as shown on the final map of Summerlin Village 19 Phase 2 — Lot 1, Unit 2, as shown by map thereof on file in Book 141 of Plats, Page 24, in the Office of the County Recorder, Clark County, Nevada (“Plat”) and as, set forth in that certain Supplemental Declaration of Covenants, Conditions and Restrictions and Reservations of Easements for West Park Villas/Courtyards (“Declaration”) as recorded August 3, 2006 as Instrument No. 0004962 in Book 20060803 of Official Records.

Parcel Two (2):

Limited Common Elements appurtenances to the foregoing Units as shown by the Plat and as set forth in the foregoing Declaration.

Parcel Three (3):

An undivided allocated fractional interest as tenant in common with all other Owners in and to the Common Elements, as shown by the Plat and set forth in the Declaration.

EXCEPTING THEREFROM all fee simple interests of individual Owners in and to the respective Units (and Garages appurtenant thereto).

RESERVING THEREFROM:

a) non-exclusive easements for ingress, egress and/or enjoyment for the benefit of Declarant Association and/or all Owners within the properties (and in accordance with and subject to the Declaration).

b) rights to use, possession and occupancy of Limited Common Elements, as shown by the Plat (and in accordance with and subject to the Declaration).

Parcel Four (4):

A non-exclusive easement of ingress, egress and/or enjoyment over, across and of all “Private Driveways” and enjoyment of all “Common Elements” of the Community pursuant, subject to the foregoing Declaration.

STATE OF California	)
)
COUNTY OF Orange	)

On 6/28/12 before me, T. Jaquish, Notary Public personally appeared Mark Hedstrom who proved to me on the basis of satisfactory evidence to be the person~~(s)~~ whose name~~(s)~~ is~~/are~~ subscribed to the within instrument and acknowledged to me that he~~/she/they~~ executed the same in his~~/her/their~~ authorized capacity~~(ies)~~, and that by his~~/her/their~~ signature~~(s)~~ on the instrument the person~~(s)~~, or the entity upon behalf of which the person~~(s)~~ acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the: State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.	(graphic)

Signature	/s/ T. Jaquish	[Seal]

STATE OF	)
)
COUNTY OF	)

On                     before me,                    personally appeared                    who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted; executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	[Seal]

State of Nevada Declaration of Value	FOR RECORDERS OPTIONAL USE ONLY

Document/Instrument #________________
1. Assessor Parcel Number(s)	Book:____________ Page:______________
a) 164-02-616-016 thru 024; 040 thru 049	Date of Recording:____________________
b) 164-02-224049 thru 068; 156 thru 165	Notes:______________________________
c) 174 thru 183
d) 164-02-226-009 thru 045; 056 thru 064

2. Type of Property:
a) ☑ Vacant Land	b) ☐ Single Fam. Res.
c) ☐ Condo/Twnhse	d) ☐ 2-4 Plex
e) ☐ Apt. Bldg.	f) ☐ Comm’l/Ind’l
g) ☐ Agricultural	h) ☐ Mobile Home
i) ☐ Other_______________________________________________

3. Total Value/Sales Price of Property:	$2,000,000.00
Deed in Lieu of Foreclosure Only (value of property)	$
Transfer Tax Value per NRS 375.010, Section 2:	$2,000,000.00
Real Property Transfer Tax Due:	$10,200

4.	If Exemption Claimed:

a. Transfer Tax Exemption, per NRS 375.090, Section:________________________________________________________

b. Explain Reason for Exemption:_________________________________________________________________________ _____________________________________________________________________________________________________

5.	Partial Interest: Percentage being transferred: 100%

The undersigned declares and acknowledges, under penalty of perjury, pursuant to NRS 375.060 and NRS 375.110, that the information provided is correct to the best of their information and belief, and can be supported by documentation if called upon to substantiate the information provided herein. Furthermore, the disallowance of any claimed exemption, or other determination of additional tax due, may result in a penalty of 10% of the tax due plus interest at 1% per month.

Pursuant to NRS 375.030, the Buyer and Seller shall be jointly and severally liable for any additional amount owed.

Signature	/s/ Richard S. Robinson	Capacity Grantor
Richard S. Robinson
Signature	Senior Vice President	Capacity Grantee

SELLER(GRANTOR) INFORMATION	BUYER (GRANTEE) INFORMATION
(REQUIRED)	(REQUIRED)
Print Name: COLFIN WLH FUNDING, INC.	Print Name: WILLIAM LYON HOMES. INC.
Address: 2450 BROADWAY, 6th FLOOR	Address: 500 PILOT ROAD, SUITE G
City: SANTA MONICA	City: LAS VEGAS
State: CA Zip: 90404	State: NV Zip: 89119

COMPANY REQUESTING RECORDING

(REQUIRED IF NOT THE SELLER OR BUYER)

Print Name: SPL, Inc.	Escrow # 23010879-010 VR
Address: 1486 Colorado Blvd.	_____________________________________
City: Los Angeles	___________________State: CA	Zip: 90041

(AS A PUBLIC RECORD THIS FORM MAY BE RECORDED/MICROFILMED)

Exhibit B-2

Mesa Canyon Grant Deed

[Attached]

Inst #: 201207030002533
Fees: $21.00 N/C Fee: $0.00
RPTT: $3825.00 Ex: #
07/03/2012 01:08:48 PM
RECORDING REQUESTED BY FIDELITY NATIONAL TITLE 5866/23009720 RECORDING REQUESTED BY AND WHEN RECORDED RETURN. TO:	Receipt #: 1221428 Requestor: SPL INC . LA Recorded By: SUO Pgs: 6 DEBBIE CONWAY CLARK COUNTY RECORDER

William Lyon Homes, Inc. 4490 Von Karman Avenue Newport Beach, California 92660 Attn: Matthew R. Zaist

Mail Tax Statements To:

William Lyon Homes, Inc. 4490 Von Karmen Avenue Newport Beach, California 92660 Attn: Matthew R. Zaist APN:125-26-704-001 thru 125-26-704-003 125-26-707-002 125-26-707-005

(Space Above for Recorders Use Only)

GRANT, BARGAIN AND SALE DEED

THE UNDERSIGNED GRANTOR DECLARES AS FOLLOWS:

FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company (“Grantor”), hereby grants to WILLIAM LYON HOMES, INC., a California corporation (“Grantee”), that certain real property located in the County of Clark, State of Nevada, more particularly described on Schedule 1 attached hereto and incorporated herein by reference, together with all and singular the improvements, fixtures, tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining (“Mesa Canyon Property”).

SUBJECT TO:

1. General and special real property taxes and assessments for the current fiscal year; and

2. All covenants, conditions, restrictions, reservations, rights-of-way, dedications, offers of dedication, and easements of record.

[Signature Page Follows]

IN WITNESS WHEREOF, Grantor has executed this Grant, Bargain and Sale Deed as of the 28th day of June, 2012.

GRANTOR: COLFIN WLH LAND ACQUISITIONS, LLC a Delaware limited liability company

By:	/s/ Mark M. Hedstrom
Name: Its:	Mark M. Hedstrom Vice President

Schedule 1

Legal Description of Mesa Canyon Property

Assessor’s Parcel No: 125-26-704-001 THRU 003 125-26-707-002; 005

Parcel One (1):

The Northwest Quarter (NW 1/4) of the Northeast Quarter (NE 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 26, Township 19 South, Range 60 East, M.D.B. & M.

Excepting Therefrom that portion conveyed to Clark County by deed recorded March 18, 1988 in Book 880318 as Instrument No. 00828 of Official Records.

Assessor’s Parcel Number: 125-26-704-001

Parcel Two (2):

The East Half (E 1/2) of the Northeast Quarter (NE 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 26, Township 19 South, Range 60 East, M.D.B. & M.

Excepting Therefrom those portions conveyed to Clark County by deeds recorded January 15, 1991 in Book 910115 as Instrument No. 00924 and December 28, 2001 in Book 20011228 as Instrument No. 02228 of Official Records.

Assessor’s Parcel Number: 125-26-704-002

Parcel Three (3):

The Southwest Quarter (SW 1/4) of the Northeast Quarter (NE 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 26, Township 19 South, Range 60 East, M.D.B. & M.

Excepting Therefrom that portion conveyed to Clark County by deed recorded March 18, 1988 in Book 880318 as Instrument No. 00828 of Official Records.

Assessor’s Parcel Number: 125-26-704-003

Parcel Four (4):

The Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) and a strip of land measuring 10.0 feet in width at all points off of the East side of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 26, Township 19 South, Range 60 East, M.D.B. & M.

Excepting Therefrom those portions as conveyed to Clark County by deeds records July 25, 1973 in Book 349 as Instrument No. 308034 and April 27, 1979 in Book 1046 as Instrument No. 1005502 of Official Records.

Assessor’s Parcel Number: 125-26-707-002

Parcel Five (5):

That portion of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 26, Township 19 South, Range 60 East, M.D.B. & M., more particularly described as follows:

Parcel Four (4) as shown by map thereof on file in File 2 of Parcel Maps, Page 42, in the Office of the County Recorder of the Clark County, Nevada.

Excepting Therefrom that portion conveyed to Clark County by deed recorded November 17, 1999 in Book 991117 as Instrument No. 00498 of Official Records.

Assessor’s Parcel Number: 125-26-707-005.

STATE OF California	)
)
COUNTY OF Orange	)

On 6-28-12 before me, T. Jaquish, Notary Public personally appeared Mark Hedstrom who proved to me on the basis of satisfactory evidence to be the person~~(s)~~ whose name~~(s)~~ is~~/are~~ subscribed to the within instrument and acknowledged to me that he~~/she/they~~ executed the same in his~~/her/their~~ authorized capacity~~(ies)~~, and that by his~~/her/their~~ signature~~(s)~~ on the instrument the person~~(s)~~, or the entity upon behalf of which the person~~(s)~~ acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.	(graphic)

Signature	/s/ T. Jaquish	[Seal]

STATE OF	)
)
COUNTY OF	)

On                    before me,                    personally appeared                    who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted; executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	[Seal]

State of Nevada Declaration of Value	FOR RECORDERS OPTIONAL USE ONLY
1. Assessor Parcel Number(s) a) 125-26-704-001 thru 003 b) 125-26-707-002 and 005 c)______________________ d)______________________	Document/Instrument #________________________________ Book:___________________ Page:_______________ Date of Recording :___________________________ Notes:_______________________________________________

2. Type of Property:
a) ☑ Vacant Land	b) ☐ Single Fam. Res.
c) ☐ Condo/Twnhse	d) ☐ 2-4 Plex
e) ☐ Apt. Bldg.	f) ☐ Comm’l/Ind’l
g) ☐ Agricultural	h) ☐ Mobile Home
i) ☐ Other_______________________________________________

3. Total Value/Sales Price of Property:	$750,000.00
Deed in Lieu of Foreclosure Only (value of property)	$_________
Transfer Tax Value per NRS 375.010, Section 2:	$750,000.00
Real Property Transfer Tax Due:	$3,825

4.	If Exemption Claimed:

a. Transfer Tax Exemption, per NRS 375.090, Section:_________________________________________________

b. Explain Reason for Exemption:_________________________________________________________________________ _________________________________________________________________________________________________________________

5.	Partial Interest: Percentage being transferred: 100%

The undersigned declares and acknowledges, under penalty of perjury, pursuant to NRS 375.060 and NRS 375.110, that the information provided is correct to the best of their information and belief, and can be supported by documentation if called upon to substantiate the information provided herein. Furthermore, the disallowance of any claimed exemption, or other determination of additional tax due, may result in a penalty of 10% of the tax due plus interest at 1% per month.

Pursuant to NRS 375.030, the Buyer and Seller shall be jointly and severally liable for any additional amount owed.

Signature	/s/ Richard S. Robinson	Capacity Grantor
Richard S. Robinson
Signature	Senior Vice President	Capacity Grantee

SELLER (GRANTOR) INFORMATION		BUYER (GRANTEE) INFORMATION
(REQUIRED)		(REQUIRED)
Print Name: COLFIN WLH FUNDING, INC.		Print Name: WILLIAM LYON HOMES, INC.
Address: 2450 BROADWAY, 6th FLOOR		Address: 500 PILOT ROAD, SUITE G
City: SANTA MONICA		City: LAS VEGAS
State: CA	Zip: 90404	State: NV	Zip: 89119

COMPANY REQUESTING RECORDING

(REQUIRED IF NOT THE SELLER OR BUYER)

Print Name: SPL, Inc.		Escrow # 23010879-010 VR
Address: 1486 Colorado Blud.	_________________________________
City: Los Angeles _______________________	State: CA	Zip: 90041

(AS A PUBLIC RECORD THIS FORM MAY BE RECORDED/MICROFILMED)

Exhibit B-3

Tierra Este Grant Deed

[Attached]

RECORDING REQUESTED BY

FIDELITY NATIONAL TITLE

5868/23009720

RECORDING REQUESTED BY

AND WHEN RECORDED RETURN. TO:

William Lyon Homes, Inc.

4490 Von Karman Avenue

Newport Beach, California 92660

Attn: Matthew R. Zaist

Mail Tax Statements To:

William Lyon Homes, Inc.

4490 Von Karmen Avenue

Newport Beach, California 92660

Attn: Matthew R. Zaist

APN: 124- 34- 701 – 020; 021; 025; 026; 029; 032; 038

124-34-804-002; 003; 005; 006;

139-03-517-001 thru 021

139-03-516-005 thru 018

Inst #: 201207030002531 Fees: $23.00 N/C Fee: $0.00 RPTT: $3825.00 Ex: # 07/03/2012 01:08:48 PM Receipt #: 1221428 Requestor: SPL INC. LA Recorded By: SUO Pgs: 8 DEBBIE CONWAY CLARK COUNTY RECORDER

(Space Above for Recorders Use Only)

GRANT, BARGAIN AND SALE DEED

THE UNDERSIGNED GRANTOR DECLARES AS FOLLOWS:

FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company (“Grantor”), hereby grants to WILLIAM LYON HOMES, INC., a California corporation (“Grantee”), that certain real property located in the County of Clark, State of Nevada, more particularly described on Schedule 1 attached hereto and incorporated herein by reference, together with all and singular the improvements, fixtures, tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining (“Tierra Este Property”).

SUBJECT TO:

1. General and special real property taxes and assessments for the current fiscal year; and

All covenants, conditions, restrictions, reservations, rights-of-way, dedications, offers of dedication, and easements of record.

[Signature Page Follows]

IN WITNESS WHEREOF, Grantor has executed this Grant, Bargain and Sale Deed as of the 28th day of June, 2012.

GRANTOR:

COLFIN WLH LAND ACQUISITIONS, LLC a Delaware limited liability company

By:	/s/ Mark M. Hedstrom
Name:	Mark M. Hedstrom
Its:	Vice President

Schedule 1

Legal Description of Tierra Este Property

Assessor’s Parcel No: 124-34-701-020; 021; 025; 026; 029; 032; and 038; 124-34-804-002; 003; 005; and 006; 139-03-517-001 through 021; and 139-03-516-005 through 018.

Parcel One (1):

Parcel One-A (1-A):

The South Half (S 1/2) of the Southwest Quarter (SW 1/4) of the Northwest Quarter (NW 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 34, Township 19 South, Range 61 East, M.D.M., Clark County, Nevada.

Assessor’s Parcel No: 124-34-701-020

Parcel One-B (1-B):

The Southeast Quarter (SE 1/4) of the Northwest Quarter (NW 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 34, Township 19 South, Range 61 East, M.D.M., Clark County, Nevada.

Assessor’s Parcel No: 124-34-701-021

Parcel One-C (1-C):

The North Half (N 1/2) of the Northwest Quarter (NW 1/4) of the Southwest Quarter (SW 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 34, Township 19 South, Range 61 East, M.D.M., Clark County, Nevada.

EXCEPTING THEREFROM the North 30.00 feet and the West 30.00 feet of said land; together with that certain spandrel area in the Northwest Corner thereof, also being the Southeast Corner of the Intersection of Rosada Way and Goldfield Street, bounded as follows: On the North by the South line of the North 30.00 feet; on the West by the East line of the West 30.00 feet and on the South by the arc of a curve concave Southeasterly, having a radius of fifteen (15) and being tangent to the South line of said North 30.00 feet and to the East line of said West 30.00 feet, as conveyed to Clark County by deed recorded March 25, 1987, in Book 870325 as Document No. 00695, of Official Records.

Assessor’s Parcel No: 124-34-701-025

Parcel One-D (1-D):

The North Half (N 1/2) of the Northeast Quarter (NE 1/4) of the Southwest Quarter (SW 1/4) of The Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 34, Township 19 South, Range 61 East, M.D.M., Clark County, Nevada.

Assessor’s Parcel No: 124-34-701-028

Parcel One-E (1-E):

The South Half (S 1/2) of the North Half (N 1/2) of the Southwest Quarter (SW 1/4) of Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 34, Township 19 South, Range 61 East, M.D.M., Clark County, Nevada.

Assessor’s Parcel No: 124-34-701-029

Parcel One-F (1-F):

The North Half (N 1/2) of the Southwest Quarter (SW 1/4) of the Southwest Quarter (SW 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 34, Township 19 South, Range 61 East, M.D.M., Clark County, Nevada.

Assessor’s Parcel No: 124-34-701-032

Parcel One-G (1-G):

Being the South Half (S 1/2) of the Southwest Quarter (SW 1/4) of the Southwest Quarter (SW 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 34, Township 19 South, Range 61 East, M.D.M., Clark County, Nevada.

Assessor’s Parcel No: 124-34-701-038

Parcel Two (2):

Parcel Two-A (2-A):

The North Half (N 1/2) of the Southeast Quarter (SE 1/4) of the Southeast Quarter (SE 1/4) of the Southeast Quarter (SE 1/4) of Section 34, Township 19 South, Range 61 East, M.D.M., Clark County, Nevada.

EXCEPTING THEREFROM that portion of said land conveyed to Clark County by Deed recorded September 18, 1959 in Book 172 as Instrument No. 140634, of Official Records, Clark County, Nevada.

FURTHER EXCEPTING THEREFROM that portion of said land conveyed to Clark County by Deed recorded December 6, 1908 in Book 916 as Instrument No. 735285; of Official Records, Clark County, Nevada.

AND FURTHER EXCEPTING THEREFROM that portion of said land conveyed to Clark County by Deed recorded December 20, 1985 in Book 2236 as Instrument No. 2195774, and recorded December 20, 1985 in Book 2236 as Instrument No. 2195901, of Official Records, Clark County, Nevada.

TOGETHER with that portion of said land vacated by that certain Order of Vacation recorded March 2,2006, in Book 20060302 as Instrument No. 0000312, Official Records.

Being further described as Lots Two (2) and Three (3) as shown on that certain Certificate of Land Division Number LD 70-85, recorded December 20, 1985 in Book 2236 as Instrument No. 2195773, of Official Records, Clark County, Nevada.

Assessor’s Parcel No: 124-34-804-002 and 124-34-804-003

Parcel Two-B (2-B):

That portion of the Southeast Quarter (SE 1/4) in Section 34, Township 19 South, Range 61 East, M.D.M., Clark County, Nevada, described as follows:

COMMENCING at the Southeast Quarter (SE 1/4) Corner of Section 34;

Thence South 89°48’50” West, a distance of 411.77 feet to a point;

Thence North 0°16’54” West, a distance of 30.00 feet to a point on the North right-of-way line on Lone Mountain Road and the TRUE POINT OF BEGINNING;

Thence North 0°18’54” West, a distance of 300.21 feet to a point;

Thence South 89°50’56” West, a distance of 148.72 feet to a point;

Thence South 0°16’13” East, a distance of 390.29 feet to a point;

Thence North 89°48’50” East, a distance of 148.77 feet to the TRUE POINT OF BEGINNING.

EXCEPTING THEREFROM the interest of the County of Clark in the South 20.00 feet as conveyed in a document recorded June 17, 1982, in Book 1582 as Document No. 1541352, of Official Records, Clark County, Nevada.

Assessor’s Parcel No: 124-34-804-005

Parcel Two-C (2-C):

That portion of the Southeast Quarter (SE 1/4) in Section 34, Township 19 South, Range 61 East, M.D.M., Clark County, Nevada, described as follows:

COMMENCING at the Southeast Quarter (SE 1/4) corner in Section 34;

Thence South 89°48’50” West, a distance of 263.00 feet to a point;

Thence North 0°17’50” West, a distance of 30.00 feet to the North right-of-way of Lone Mountain Road and the TRUE POINT OF BEGINNING;

Thence North 0°17’36” West, a distance of 300.12 feet to a point;

Thence South 89’50’66” West, a distance of 148.72 feet to a point;

Thence South 0°16’54” East, a distance of 300.21 feel to a point;

Thence North 89°48’50” East, a distance of 148.77 feet to the TRUE POINT OF BEGINNING.

Assessor’s Parcel No.: 124-34-804-006

Parcel Three (3):

Lots One (1) through Twenty-One (21), inclusive of Goldfield 111; as shown by map thereof on file in Book 133 of Plats, Page 77, in the Office of the County Recorder of Clark County, Nevada.

Assessor’s Parcel No.: 139-03-517-001 through 021

Parcel Four (4):

Parcel Four-A (4-A):

Lots 5 through 18 of Goldfield IV, as shown by map thereof on file in Book 133 of Plats, Page 45, in the Office of the County Recorder of Clark County, Nevada.

Parcel Four-B (4-B):

A non-exclusive right and easement of ingress and egress and of use and enjoyment in, to and over the common elements, which easement shall be appurtenant to and shall pass with title as set forth in that certain Declaration of Covenants, Conditions and Restrictions and Reservation of Easements for Tierra Este recorded October 18, 2007 as Instrument No. 0002208 in Book 20071018 of Official Records, Clark County, Nevada Records.

Assessor’s Parcel No.: 139-03-516-005 through 018

STATE OF California )

                                      )

COUNTY OF Orange )

On 6-28-12 before me, T. Jaquish, Notary Public personally appeared Mark Hedstrom who proved to me on the basis of satisfactory evidence to be the person~~(s)~~ whose name~~(s)~~ is ~~are~~ subscribed to the within instrument and acknowledged to me that he/~~she/they~~ executed the same in his/~~her/their~~ authorized capacity(~~ies~~), and that by his/~~her/their~~ signature~~(s)~~ on the instrument the person~~(s)~~, or the entity upon behalf of which the person~~(s)~~ acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the: State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature /s/ T. Jaquish                 [Seal]

STATE OF                             )

                                                 )

COUNTY OF                         )

On                     before me,                     personally appeared                     who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted; executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature                                      [Seal]

State of Nevada Declaration of Value	FOR RECORDERS OPTIONAL USE ONLY
1. Assessor Parcel Number(s) a) 124-34-701-020;021; 025; 026; 029; 032; 038 b) 124-34-804-002;003; 005; 006 c) 139-03-517-001 thru 021 d) 139-03-516-005 thru 018	Document/Instrument #________________________________ Book:___________________ Page:_______________ Date of Recording :___________________________ Notes:_______________________________________________

2. Type of Property:
a) ☑ Vacant Land	b) ☐ Single Fam. Res.
c) ☐ Condo/Twnhse	d) ☐ 2-4 Plex
e) ☐ Apt. Bldg.	f) ☐ Comm’l/Ind’l
g) ☐ Agricultural	h) ☐ Mobile Home
i) ☐ Other_______________________________________________

3. Total Value/Sales Price of Property:	$750,000.00
Deed in Lieu of Foreclosure Only (value of property)	$_________
Transfer Tax Value per NRS 375.010, Section 2:	$750,000.00
Real Property Transfer Tax Due:	$3,825

4.	If Exemption Claimed:

a. Transfer Tax Exemption, per NRS 375.090, Section:_________________________________________________

b. Explain Reason for Exemption:_________________________________________________________________________ _________________________________________________________________________________________________________________

5.	Partial Interest: Percentage being transferred: 100%

The undersigned declares and acknowledges, under penalty of perjury, pursuant to NRS 375.060 and NRS 375.110, that the information provided is correct to the best of their information and belief, and can be supported by documentation if called upon to substantiate the information provided herein. Furthermore, the disallowance of any claimed exemption, or other determination of additional tax due, may result in a penalty of 10% of the tax due plus interest at 1% per month.

Pursuant to NRS 375.030, the Buyer and Seller shall be jointly and severally liable for any additional amount owed.

Signature	/s/ Richard S. Robinson	Capacity Grantor
Richard S. Robinson
Signature	Senior Vice President	Capacity Grantee

SELLER (GRANTOR) INFORMATION		BUYER (GRANTEE) INFORMATION
(REQUIRED)		(REQUIRED)
Print Name: COLFIN WLH FUNDING, INC.		Print Name: WILLIAM LYON HOMES, INC.
Address: 2450 BROADWAY, 6th FLOOR		Address: 500 PILOT ROAD, SUITE G
City: SANTA MONICA		City: LAS VEGAS
State: CA	Zip: 90404	State: NV	Zip: 89119

COMPANY REQUESTING RECORDING

(REQUIRED IF NOT THE SELLER OR BUYER)

Print Name: SPL, Inc.	Escrow # 23010879-010 VR
Address: 1486 Colorado Blud.	_________________________________	__________
City: Los Angeles	State: CA	Zip: 90041

(AS A PUBLIC RECORD THIS FORM MAY BE RECORDED/MICROFILMED)

Exhibit B-4

Lyon Estates Grant Deed

[Attached]

RECORDING REQUESTED BY

FIDELITY NATIONAL TITLE

23009720/5858

RECORDING REQUESTED BY

AND WHEN RECORDED RETURN. TO:

William Lyon Homes, Inc.

4490 Von Karman Avenue

Newport Beach, California 92660

Attn: Matthew R. Zaist

Mail Tax Statements To:

William Lyon Homes, Inc.

4490 Von Karmen Avenue

Newport Beach, California 92660

Attn: Matthew R. Zaist

APN: 125-14-111-001 through 125-14-111-025

125-15-610-001 through 125-15-610-009

125-22-710-001 through 125-22-710-024

125-09-702-001 through 125-09-702-003

125-09-704-001;

125-09-602-004

125-11-601-001 through 125-11-601-002

APN: 125-11-304-003

125-11-311-001 through 125-11-311-009

Inst #: 201207030002529 Fees: $23.00 N/C Fee: $0.00 RPTT: $25500.00 Ex: # 07/03/2012 01:08:48 PM Receipt #: 1221428 Requestor: SPL INC. LA Recorded By: SUO Pgs: 8 DEBBIE CONWAY CLARK COUNTY RECORDER

(Space Above for Recorders Use Only)

GRANT, BARGAIN AND SALE DEED

THE UNDERSIGNED GRANTOR DECLARES AS FOLLOWS:

FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company (“Grantor”), hereby grants to WILLIAM LYON HOMES, INC., a California corporation (“Grantee”), that certain real property located in the County of Clark, State of Nevada, more particularly described on Schedule 1 attached hereto and incorporated herein by reference, together with all and singular the improvements, fixtures, tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining (“Lyon Estates Property”).

SUBJECT TO:

1. General and special real property taxes and assessments for the current fiscal year, and

2. All covenants, conditions, restrictions, reservations, rights-of-way, dedications, offers of dedication, and easements of record.

[Signature Page Follows]

IN WITNESS WHEREOF, Grantor has executed this Grant, Bargain and Sale Deed as of the 28th day of June, 2012.

GRANTOR:

COLFIN WLH LAND ACQUISITIONS, LLC a Delaware limited liability company

By:	/s/ Mark M. Hedstrom
Name:	Mark M. Hedstrom
Its:	Vice President

Schedule 1

Legal Description of Lyon Estates Property

Assessor’s Parcel No: 125-14-111-001 through 025; 125-15-610-001 through 009; 125-22-710-001 through 024; 125-11-601-001 and 002; 125-11-304-003; 125-11-311-001 through 009; 125-09-704-001; 125-09-702-001 through 003; and 125-09-602-004.

Parcel One (1):

Lots 1 through 25 in Block 1 of the Final Map of Cancun Estates, a common interest community as shown by map thereof on file in Book 132 of Plats, page 12 in the Office of the County Recorder of Clark County, Nevada.

Assessor’s Parcel No: 125-14-111-001 through 025

Parcel Two (2):

Lots 1 through 9 of Whispering Sands & Rainbow, as shown by map thereof on file in Book 138 of Plats, page 13 in the Office of the County Recorder of Clark County, Nevada.

Assessor’s Parcel No: 125-15-610-001 through 009

Parcel Three (3):

Lots 1 through 24 of Desperado Estates as shown by map thereof on file in Book 133 of Plats, page 18 in the Office of the County Recorder of Clark County, Nevada.

Assessor’s Parcel No: 125-22-710-001 through 024

Parcel Four (4):

Parcel Four-A (4-A):

The Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4) of the Southwest Quarter (SW 1/4) of the Northeast Quarter (NE 1/4) of Section 11, Township 19 South, Range 60 East, M.D.M.

Excepting therefrom the North Thirty Feet (30.00’) and the West Forty Feet (40.00’) and that certain spandrel area located in the Northwest of said land, as conveyed to Clark County for road purposes in that certain Deed recorded July 22, 1977, in Book 766 as Document No. 725480, of Official Records.

Assessor’s Parcel Number: 125-11-601-001

Parcel Four-B (4-B):

The Southwest Quarter (SW 1/4) of the Northwest Quarter (NW 1/4) of the Southwest Quarter (SW 1/4) of the Northeast Quarter (NE 1/4) of Section 11, Township 19 South, Range 60 East, M.D.M.

Excepting therefrom the West Forty Feet (40.00’) as conveyed to Clark County for road purposes in that certain Deed recorded July 22, 1977 in Book 766 as Document No. 725480, of Official Records.

Assessor’s Parcel Number: 125-11-601-002

Parcel Five (5):

That portion of the Northeast Quarter (NE 1/4) of the Southwest Quarter (SW 1/4) of Section 11, Township 19 South, Range 60 East, M.D.M., described as follows:

Parcel Three (3) of that certain Parcel Map in File 2 of Parcel Maps, Page 81, in the Office of the County Recorder of Clark County, Nevada, and Recorded June 5, 1974 in Book 432, as Document No. 391162, Official Records.

Assessor’s Parcel No: 125-11-304-003

Parcel Six (6):

Lots I through 9 of The Final Map of Rainbow & Racel as shown by map thereof on file in Book 137 of Plats, Page 7 in the Office of the County Recorder of Clark County, Nevada.

Parcel Seven (7):

Parcel Seven-A (7-A):

The South Half (S 1/2) of the Northwest Quarter (NW 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 9, Township 19 South, Range 60 East, M.D.M., Clark County, Nevada.

EXCEPTING THEREFROM those portions of said land conveyed to Clark County for roads and public utility purposes by Deeds recorded September 13, 1971 in Book 161, as Instrument No. 128695, and recorded August 11, 1993 in Book 930811 as instrument No. 00869, of Official Records, Clark County, Nevada.

Assessor’s Parcel No: 125-09-702-003

Parcel Seven-B (7-B):

That portion of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 9, Township 19 South, Range 60 East, M.D.M., Clark County, Nevada, described as follows:

Lot One (1) as shown by map thereof in File 8 of Parcel Maps, Page 56, in the Office of the County Recorder of Clark County, Nevada.

Assessor’s Parcel No: 125-09-704-001

Parcel Seven-C (7-C):

The Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 9, Township 19 South, Range 60 East, M.D.M., Clark County, Nevada.

EXCEPTING THEREFROM the North 40.00 feet as conveyed to Clark County by Deed recorded June 7, 1974 in Book 432 as Instrument No. 391817, of Official Records, Clark County, Nevada.

FURTHER EXCEPTING THEREFROM the West 30.00 feet thereof, together with that certain spandrel area located at the Northwest corner of said property as conveyed to Clark County by Deed recorded October 2, 1987 in Book 871002 as Instrument No. 00568, of Official Records, Clark County, Nevada.

Also known as Lot One (1) of Certificate of Land Division Map 70-87 as recorded March 18, 1988 in Book 800318 as Instrument No. 00829, of Official Records, Clark County, Nevada.

Assessor’s Parcel No: 125-09-702-001

Parcel Seven-D (7-D):

The Northeast Quarter (NE 1/4) of the Northwest Quarter (NW 1/4) of the Northeast Quarter (NE 1/4) of Southeast Quarter(SE 1/4) of Section 9, Township 19 South, Range 60 East, M.D.M., Clark County, Nevada.

EXCEPTING THEREFROM the Easterly 25.00 feet as conveyed to Clark County by Deed recorded May 21, 1984 as Instrument No. 434392, of Official Records, Clark County, Nevada.

FURTHER EXCEPTING THEREFROM the North 40.00 feet as conveyed to Clark County by Deed recorded June 7, 1974 in Book 432 as Instrument No. 391817, of Official Records, Clark County, Nevada.

AND FURTHER EXCEPTING THEREFROM the West 5.00 feet of the East 30.00 feet thereof, together with that certain spandrel area located at the Northeast corner of said property as conveyed to Clark County by Deed recorded October 2, 1987 in Book 871002 as Instrument No. 00568, of Official Records, Clark County, Nevada.

Also known as Lot Two (2) of Certificate of Land Division Map 70-87 as recorded March 18, 1988 in Book 880318 as Instrument No. 00829, of Official Records, Clark County, Nevada.

Assessor’s Parcel No: 125-09-702-002

Parcel Seven-E (7-E):

The West Half (W 1/2) of the Southwest Quarter (SW 1/4) of the Southeast Quarter (SE 1/4) of the Northeast Quarter (NE 1/4) of Section 9, Township 19 South, Range 60 East, M.D.M., Clark County, Nevada.

EXCEPTING THEREFROM the Westerly 30.00 feet and the Southerly 40.00 feet as conveyed to the County of Clark for road, utility and other public purposes by Deed recorded June 7, 1974 in Book 432 as Instrument No. 91818 of Official Records, Clark County, Nevada.

Assessor’s Parcel No: 125-09-602-004

STATE OF California )

                                      )

COUNTY OF Orange )

On 6-28-12 before me, T. Jaquish, Notary Public personally appeared Mark Hedstrom who proved to me on the basis of satisfactory evidence to be the person~~(s)~~ whose name~~(s)~~ is/~~are~~ subscribed to the within instrument and acknowledged to me that he/~~she/they~~ executed the same in his/~~her/their~~ authorized capacity~~(ies)~~, and that by his/~~her/their~~ signature~~(s)~~ on the instrument the person~~(s)~~, or the entity upon behalf of which the person~~(s)~~ acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the: State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature                     /s/ T. Jaquish                         [Seal]

STATE OF_________________ )

                                                       )

COUNTY OF _______________)

On                     before me,                     personally appeared                     who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person’s), or the entity upon behalf of which the person(s) acted; executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature_______________________________________ [Seal]

State of Nevada

Declaration of Value	FOR RECORDERS OPTIONAL USE ONLY

1.      Assessor Parcel Number(s)

a) 125-14-111-001 thru 025; 125-15- 610-001 thru 009

b) 125-22-710-001 thru 024; 125-09- 702-001 thru 003

c) 125-09-704-001;125-09-602-004

d) 125-11-601-001 thru 002; 125-11-304-003

     125-11-311-001 thru 009

Document/Instrument #________________________________ Book:___________________ Page:_______________ Date of Recording :___________________________ Notes:_______________________________________________

2. Type of Property: a) ☑ Vacant Land c) ☐ Condo/Twnhse e) ☐ Apt. Bldg. g) ☐ Agricultural i) ☐ Other________________________________	b) ☐ Single Fam. Res. d) ☐ 2-4 Plex f) ☐ Comm’l/Ind’l h) ☐ Mobile Home

3. Total Value/Sales Price of Property: Deed in Lieu of Foreclosure Only (value of property) Transfer Tax Value per NRS 375.010, Section 2: Real Property Transfer Tax Due:	$5,000,000.00 $ $5,000,000.00 $25,500

4. If Exemption Claimed:

a. Transfer Tax Exemption, per NRS 375.090, Section:

b. Explain Reason for Exemption:

5.	Partial Interest: Percentage being transferred: 100%

The undersigned declares and acknowledges, under penalty of perjury, pursuant to NRS 375.060 and NRS 375.110, that the information provided is correct to the best of their information and belief, and can be supported by documentation if called upon to substantiate the information provided herein. Furthermore, the disallowance of any claimed exemption, or other determination of additional tax due, may result in a penalty of 10% of the tax due plus interest at 1% per month.

Pursuant to NRS 375.030, the Buyer and Seller shall be jointly and severally liable for any additional amount owed.

Signature	/s/ Richard S. Robinson	Capacity Grantor
Richard S. Robinson
Signature	Senior Vice President	Capacity Grantee

SELLER (GRANTOR) INFORMATION	BUYER (GRANTEE) INFORMATION
(REQUIRED)	(REQUIRED)
Print Name: COLFIN WLH FUNDING, INC. Address: 2450 BROADWAY, 6th FLOOR City: SANTA MONICA State: CA Zip: 90404	Print Name: WILLIAM LYON HOMES, INC. Address: 500 PILOT ROAD, SUITE G City: LAS VEGAS State: NV Zip: 89119

COMPANY REQUESTING RECORDING

(REQUIRED IF NOT THE SELLER OR BUYER)

Print Name: SPL, Inc.	________________Escrow # 23010879-010 VR
Address: 1486 Colorado Blvd.	_____________________________________	________
City: Los Angeles	___________________State: CA	Zip: 90041

(AS A PUBLIC RECORD THIS FORM MAY BE RECORDED/MICROFILMED)

Exhibit B-5

Coldwater Ranch Grant Deed

[Attached]

OFFICIAL RECORDS OF MARICOPA COUNTY RECORDER
RECORDING REQUESTED BY FIDELITY NATIONAL TITLE 23009719/26120067	HELEN PURCELL 20120595707 07/09/2012 10:36 ELECTRONIC RECORDING

RECORDING REQUESTED BY AND WHEN RECORDED RETURN TO:	1689402-4-3-1-- ramirezp

William Lyon Homes, Inc. 4490 Von Karman Avenue Newport Beach, California 92660 Attn: Matthew R. Zaist

SPECIAL WARRANTY DEED

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company (“Grantor”) hereby grants, sells and conveys to WILLIAM LYON HOMES, INC., a California corporation (“Grantee”), the following described property located in Maricopa County, Arizona, together with all of Seller’s right title and interest, if any, in and to all appurtenances, easements, rights and privileges thereof, including all minerals, oil, gas and other hydrocarbon substances thereon or therein, air rights, water rights and development rights and obligations of any kind whatsoever whether such development rights or obligations derive from any agreement with any private, public or quasi-public entity or are owed to any private, public or quasi-public entity, and any land lying in the streets, roads or avenues adjoining the real property or any part thereof; all fixtures located upon or within the Land, whether or not permanently affixed to the real property; any and all leasehold interests affecting or covering any part of the real property, all rents, royalties, revenues, issues, profits, option payments, proceeds and other income from the Land (the “Coldwater Property”).

SEE EXHIBIT “A” ATTACHED HERETO AND BY THIS REFERENCE MADE A PART HEREOF’

SUBJECT TO (collectively, “Permitted Exceptions”):

1. General and special real property taxes and assessments for the current fiscal year; and

2. All covenants, conditions, restrictions, reservations, rights-of-way, dedications, offers of dedication, and easements of record.

AND THE GRANTOR hereby binds itself and its successors to warrant and defend the title against the acts of the Grantor and no other, subject to the Permitted Exceptions.

[Signature Page Follows]

IN WITNESS WHEREOF, Grantor has executed this Special Warranty Deed as of the 28th day of June, 2012.

GRANTOR:

COLFIN WLH LAND ACQUISITIONS, LLC a Delaware limited liability company

By:	/s/ Mark M. Hedstrom
Name:	Mark M. Hedstrom
Its:	Vice President

By:
Name:
Its:

STATE OF California )

                                      )

COUNTY OF Orange )

On 6-28-12 before me, T Jaquish, Notary Public personally appeared Mark Hedstrom who proved to me on the basis of satisfactory evidence to be the person~~(s)~~ whose name~~(s)~~ is/~~are~~ subscribed to the within instrument and acknowledged to me that he/~~she/they~~ executed the same in his/~~her/their~~ authorized capacity~~(ies)~~, and that by his/~~her~~/~~their~~ signature~~(s)~~ on the instrument the person~~(s)~~, or the entity upon behalf of which the person~~(s)~~ acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal:

Signature /s/ T. Jaquish [Seal]

STATE OF______________ )

                                                 )

COUNTY OF ____________)

On                     before me,                     personally appeared                     who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their- authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal:

Signature_________________________ [Seal]

Exhibit “A” to Special Warranty Deed

Legal Description of Property

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF MARICOPA, STATE OF ARIZONA AND IS DESCRIBED AS FOLLOWS:

PARCEL NO. 1:

Lots 1 through 39 inclusive; Lots 46 through 138, inclusive; and Lots 163 through 181 inclusive, COLDWATER RANCH UNIT 1 AND 2, according to Book 880 of Maps, page 25, records of Maricopa County, Arizona.

PARCEL NO. 2:

Lots 1 through 197, COLDWATER RANCH UNIT 4, according to Book 940 of Maps, page 27, records of Maricopa County, Arizona.

Exhibit B-6

Promenade Grant Deed

[Attached]

RECORDING REQUESTED BY FIDELITY NATIONAL TITLE 23006530
RECORDING REQUESTED BY AND WHEN RECORDED RETURN. TO:
William Lyon Homes, Inc. 4490 Von Karman Avenue Newport Beach, California 92660 Attn: Matthew R. Zaist
Mail Tax Statements To:

William Lyon Homes, Inc. 4490 Von Karmen Avenue Newport Beach, California 92660 Attn: Matthew R. Zaist

APN 369-221-15

(Space Above for Recorders Use Only)

GRANT DEED

THE UNDERSIGNED GRANTOR DECLARES AS FOLLOWS:

Documentary Transfer Tax is not shown pursuant to Section 11932 of the California Revenue and Taxation Code, as amended.

FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company (“Grantor”), hereby grants to WILLIAM LYON HOMES, INC., a California corporation (“Grantee”), that certain real property located in the County of San Diego, State of California, more particularly described on Schedule 1 attached hereto and incorporated herein by reference (“Promenade Property”).

SUBJECT TO:

1. General and special real property taxes and assessments for the current fiscal year, and

2. All covenants, conditions, restrictions, reservations, rights-of-way, dedications, offers of dedication, and easements of record.

[Signature Page Follows]

IN WITNESS WHEREOF, Grantor has executed this Grant Deed as of the 28th day of June, 2012.

GRANTOR:

COLFIN WLH LAND ACQUISITIONS, LLC a Delaware limited liability company

By:	/s/ Mark M. Hedstrom
Name:	Mark M. Hedstrom
Its:	Vice President

Schedule 1

Legal Description of Promenade Property

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:

THAT CERTAIN AREA LABELED AND DESCRIBED AS “MODULE FOR FUTURE PHASING” AS SHOWN UPON THE PROMENADE AT SPECTRUM CONDOMINIUM PLANS FOR PHASES 1, 2, 3 AND 4 FILLED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, CALIFORNIA, ON MAY 10, 2006 AS DOCUMENT NO 2006-0331097 BEING A PORTION OF LOT 1 OF SUNROAD B-PROMENADE, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 15313, AS FILED IN THE OFFICE OF THE COUNTY RECORDER ON APRIL 11, 2006.

PARCEL 2:

NONEXCLUSIVE, PERPETUAL EASEMENTS FOR VEHICULAR AND PEDESTRIAN INGRESS, EGRESS AND ACCESS AND GENERAL UTILITIES ON, OVER, UNDER, THROUGH AND ACROSS THOSE PORTIONS OF PARCEL 20 OF PARCEL MAP 18972, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, AS FILED IN THE OFFICE OF THE COUNTY RECORDER ON MAY 24, 2002 AS FILE NO. 2002-0444396, OFFICIAL RECORDS AS MORE FULLY DEFINED AND SET FORTH IN THAT CERTAIN DECLARATION ESTABLISHING EASEMENTS MAINTENANCE AND COST SHARING OBLIGATIONS RECORDED October 4, 2004 AS FILE NO 2004-0940138, AND RE-RECORDED FEBRUARY 3, 2005 AS FILE NO. 2005-0094590, BOTH OF OFFICIAL RECORDS.

STATE OF California	)
)
COUNTY OF Orange	)

On 6-28-12 before me, T. Jaquish, Notary Public personally appeared Mark Hedstrom who proved to me on the basis of satisfactory evidence to be the person~~(s)~~ whose name~~(s)~~ is/~~are~~-subscribed to the within instrument and acknowledged to me that he/~~she/they~~ executed the same in his/~~her/their~~-authorized capacity~~(ies)~~, and that by his/~~her/their~~ signature~~(s)~~-on the instrument the person~~(s)~~, or the entity upon behalf of which the person~~(s)~~ acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the: State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature /s/ T. Jaquish [Seal]

STATE OF	)
)
COUNTY OF	)

On                      before me,                      personally appeared                      who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted; executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature                     [Seal]

NOTARY SEAL CERTIFICATION

(Government Code 27361.7)

I CERTIFY UNDER PENALTY OF PERJURY THAT THE NOTARY SEAL ON THE DOCUMENT TO WHICH THIS STATEMENT IS ATTACHED READS AS FOLLOWS:

Name of the Notary: T. Jaquish

Commission Number: 1926301 Date Commission Expires: Feb 20, 2015

County Where Bond is Filed: Orange

Manufacturer or Vendor Number:                                       NNAI

                                                             (Located on both sides of the notary seal border)

Signature:
Firm Name (if applicable)

Place of Execution: San Diego Date: 7/5/12

Exhibit B-7

Vista Bella Grant Deed

[Attached]

GRANT DEED

Mail Tax Statement

To Same As Above

THIS PAGE ADDED TO PROVIDE ADEQUATE SPACE FOR RECORDING INFORMATION

(Additional recording fee applies)

RECORDING REQUESTED BY

AND WHEN RECORDED RETURN. TO:

William Lyon Homes, Inc.

4490 Von Karman Avenue

Newport Beach, California 92660

Attn: Matthew R. Zaist

Mail Tax Statements To:

William Lyon Homes, Inc.

4490 Von Karmen Avenue

Newport Beach, California 92660

Attn: Matthew R. Zaist

APN 303-131-93

(Space Above for Recorders Use Only)

GRANT DEED

THE UNDERSIGNED GRANTOR DECLARES AS FOLLOWS:

Documentary Transfer Tax is not shown pursuant to Section 11932 of the California Revenue and Taxation Code, as amended.

FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company (“Grantor”), hereby grants to WILLIAM LYON HOMES, INC., a California corporation (“Grantee”), that certain real property located in the County of San Bernardino, State of California, more particularly described on Schedule 1 attached hereto and incorporated herein by reference (the “Vista Bella Property”).

City of Yucaipa

SUBJECT TO:

1. General and special real property taxes and assessments for the current fiscal year; and

2. All covenants, conditions, restrictions, reservations, rights-of-way, dedications, offers of dedication, and easements of record.

[Signature Page Follows]

IN WITNESS WHEREOF, Grantor has executed this Grant Deed as of the 28th day of June, 2012.

GRANTOR:

COLFIN WLH LAND ACQUISITIONS, LLC a Delaware limited liability company

By:	/s/ Mark M. Hedstrom
Name:	Mark M. Hedstrom
Its:	Vice President

Schedule 1

Legal Description of Vista Bella Property

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF YUCAIPA, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL 4, AS PER PLAT ATTACHED TO CERTIFICATE OF COMPLIANCE NO. 03-183 A&B, RECORDED JUNE 14, 2004 AS INSTRUMENT NO. 2004-416918 OFFICIAL RECORDS, BEING DESCRIBED THEREIN AS FOLLOWS:

BEING A PORTION OF PARCEL 9 OF PARCEL MAP NO. 13021, IN THE CITY OF YUCAIPA, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 181 OF PARCEL MAPS, PAGES 24 TO 32, INCLUSIVE, RECORDS OF SAID COUNTY DESCRIBED THEREIN AS FOLLOWS:

ALL OF SAID PARCEL 9, EXCEPTING THEREFROM THAT PORTION OF SAID PARCEL 9 DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWESTERLY TERMINUS OF THAT CERTAIN COURSE IN THE NORTHEASTERLY LINE OF SAID PARCEL 9 SHOWN AS “N 62° 23’ 57” E 388.08” ON SAID PARCEL MAP NO. 13021; THENCE ALONG SAID NORTHEASTERLY LINE, NORTH 62° 23’ 57” EAST, 388.08 FEET; THENCE ALONG THE EASTERLY LINE OF SAID PARCEL 9, SOUTH 33° 38’ 42” EAST, 50.62 FEET TO A POINT ON THAT CERTAIN CURVE DESCRIBED AS CONCAVE TO THE NORTHWEST; HAVING A RADIUS OF 340.16 FEET, A CENTRAL ANGLE OF 51° 31’ 31”, AND AN ARC LENGTH OF 305.90 FEET IN THE NORTHWESTERLY LINE OF THAT CERTAIN EASEMENT TO THE SAN BERNARDINO COUNTY FLOOD CONTROL DISTRICT RECORDED JUNE 10, 2004 AS INSTRUMENT NO. 2004-411418 OFFICIAL RECORDS, RECORDS OF SAID COUNTY, A RADIAL LINE THROUGH SAID POINT BEARS SOUTH 34° 14’ 21” EAST; THENCE LEAVING SAID EASTERLY LINE OR SAID PARCEL 9 AND ALONG SAID NORTHWESTERLY LINE OF SAID EASEMENT, SOUTHWESTERLY 41.87 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 7° 03’ 06”; THENCE NON-TANGENT TO SAID CURVE, SOUTH 58° 12’ 31” WEST 326.72 FEET; THENCE CONTINUING ALONG SAID NORTHWESTERLY LINE, SOUTH 61° 34’ 32” WEST, 27.83 FEET TO A POINT ON THE SOUTHEASTERLY PROLONGATION OF THAT CERTAIN COURSE SHOWN AS “N 26.° 04’ 42” WEST, 448.67” IN SAID NORTHEASTERLY LINE OF SAID PARCEL 9; THENCE LEAVING SAID NORTHWESTERLY LINE AND ALONG SAID PROLONGATION, NORTH 26° 04’ 42” WEST, 76.91 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS RIGHTS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN, GEOTHERMAL STEAM AND ALL PRODUCTS DERIVED FROM ANY OF THE FOREGOING, THAT MAY BE WITHIN OR UNDER THE PROPERTY, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING

THEREFOR AND STORING IN AND REMOVING THE SAME FROM SAID PROPERTY OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THE PROPERTY, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE PROPERTY, AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, STORE, EXPLORE OR OPERATE THROUGH THE SURFACE OR THE UPPER 500 FEET OF THE SUBSURFACE OF THE PROPERTY BY DEED RECORDED AUGUST 3, 2004 AS INSTRUMENT NO. 2004-555295 OFFICIAL RECORDS.

STATE OF California	)
)
COUNTY OF Orange	)

On 6-28-12 before me, T. Jaquish, Notary Public personally appeared Mark Hedstrom who proved to me on the basis of satisfactory evidence to be the person~~(s)~~ whose name~~(s)~~ is~~/are~~-subscribed to the within instrument and acknowledged to me that he/~~she/they-~~executed the same in his/~~her/their~~ authorized capacity~~(ies)~~, and that by his/~~her/their~~ signature~~(s)~~ on the instrument the person~~(s)~~, or the entity upon behalf of which the person~~(s)~~ acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the: State of California that the foregoing paragraph is true and correct

WITNESS my hand and official seal.

Signature /s/ T. Jaquish [Seal]

STATE OF	)
)
COUNTY OF	)

On                      before me,                      Personally appeared                      who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted; executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature                      [Seal]

EXHIBIT C

BUYER CLOSING DELIVERABLES

Two (2) counterpart originals of the Closing Statement.

Two (2) counterpart originals of this Agreement, duly authorized and executed by Buyer and Lyon Parent.

Two (2) originals of any applicable Consent(s) to Transfer, duly authorized and executed by the applicable third party, in respect of any portion of the Property.

One (1) copy of the Title Commitment.

One (1) copy of the Instruction Letter duly executed by Lyon Parent.

Westpark

•	Two (2) counterpart originals of an Assignment and Bill of Sale, duly authorized and executed by Buyer.

•	Two (2) counterpart originals of an Assignment and Assumption—Contracts and Agreements, duly authorized and executed by Buyer.

•	Two (2) counterpart originals of an Assignment and Assumption Agreement—Development Declaration, duly authorized and executed by Buyer.

•	Copies of all organizational authorizations, approvals and incumbencies of Buyer as Title Company may reasonably require to issue the Title Policy.

Mesa Canyon

•	Two (2) counterpart originals of an Assignment and Bill of Sale, duly authorized and executed by Buyer.

•	Two (2) counterpart originals of an Assignment and Assumption—Contracts and Agreements, duly authorized and executed by Buyer.

•	Copies of all organizational authorizations, approvals and incumbencies of Buyer as Title Company may reasonably require to issue the Title Policy.

Tierra Este

•	Two (2) counterpart originals of an Assignment and Bill of Sale, duly authorized and executed by Buyer.

•	Two (2) counterpart originals of an Assignment and Assumption—Contracts and Agreements, duly authorized and executed by Buyer.

•	Two (2) counterpart originals of an Assignment and Assumption Agreement—Development Declaration, duly authorized and executed by Buyer.

•	Copies of all organizational authorizations, approvals and incumbencies of Buyer as Title Company may reasonably require to issue the Title Policy.

Lyon Estates

•	Two (2) counterpart originals of an Assignment and Bill of Sale, duly authorized and executed by Buyer.

•	Two (2) counterpart originals of an Assignment and Assumption—Contracts and Agreements, duly authorized and executed by Buyer.

•	Two (2) counterpart originals of a termination instrument in respect of the Easement Agreement affecting Lyon Estates, which shall contain a waiver of any notice period required to terminate the same.

•	Copies of all organizational authorizations, approvals and incumbencies of Buyer as Title Company may reasonably require to issue the Title Policy.

Coldwater Ranch

•	Two (2) counterpart originals of an Assignment and Bill of Sale, duly authorized and executed by Buyer.

•	Two (2) counterpart originals of an Assignment and Assumption—Contracts and Agreements, duly authorized and executed by Buyer.

•	Two (2) counterpart originals of an Assignment and Assumption Agreement—Development Declaration, duly authorized and executed by Buyer.

•

Two (2) counterpart originals of a termination instrument in respect of the Easement Agreement affecting Coldwater Ranch, which shall contain a waiver of any notice period required to terminate the same.

•	Copies of all organizational authorizations, approvals and incumbencies of Buyer as Title Company may reasonably require to issue the Title Policy.

Promenade at the Spectrum

•	Two (2) counterpart originals of an Assignment and Bill of Sale, duly authorized and executed by Buyer.

•	Two (2) counterpart originals of an Assignment and Assumption—Contracts and Agreements, duly authorized and executed by Buyer.

•	Two (2) counterpart originals of an Assignment and Assumption Agreement—Development Declaration, duly authorized and executed by Buyer.

•

Two (2) counterpart originals of a termination instrument in respect of the Easement Agreement affecting Promenade at the Spectrum, which shall contain a waiver of any notice period required to terminate the same.

•	Copies of all organizational authorizations, approvals and incumbencies of Buyer as Title Company may reasonably require to issue the Title Policy.

Vista Bella/Redcourt

•	Two (2) counterpart originals of an Assignment and Bill of Sale, duly authorized and executed by Buyer.

•	Two (2) counterpart originals of an Assignment and Assumption—Contracts and Agreements, duly authorized and executed by Buyer.

•	Two (2) counterpart originals of an Assignment and Assumption Agreement—Development Declaration, duly authorized and executed by Buyer.

•	Copies of all organizational authorizations, approvals and incumbencies of Buyer as Title Company may reasonably require to issue the Title Policy.

General

•	One (1) counterpart copy of the Registration Rights Letter Agreement, duly executed and accepted by Lyon Parent.

•	One (1) fully executed copy of the Registration Rights Consent, duly executed and accepted by each of the parties thereto.

Easement Quit-Claim Deeds

•	One (1) original of each of the Easement Quit-Claim Deeds, each duly executed by Buyer.

EXHIBIT D

FIRPTA

[ATTACHED]

Exhibit D-l

Westpark Executed FIRPTA

[Attached]

FIRPTA CERTIFICATE

(Westpark)

To inform WILLIAM LYON HOMES, INC., a California corporation (the ‘Transferee”), that withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”) is not required upon the transfer of certain real property more particularly described on Schedule 1 attached hereto to COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company (the “Transferor”), the undersigned hereby certifies as follows:

1. The Transferor is not a disregarded entity as defined in Treasury Regulations Section 1.1445-2(b)(2)(iii);

2. The Transferor is not a foreign person, foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder), or a nonresident alien for purposes of U.S. income taxation;

3. The Transferor’s United States employer identification number is 27-1522242; and

4. The Transferor’s address is: 2450 Broadway, 6th Floor, Santa Monica, CA 90404.

The Transferor understands that this certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct and complete and, if the Transferor is an entity, I further declare that I have authority to sign this document on behalf of the Transferor.

Dated: June 28, 2012	COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company

	By:	/s/ Mark M. Hedstrom
	Name:	Mark M. Hedstrom
	Its:	Vice President

Schedule 1

Legal Description of Property

PARCEL A:

Parcel One (1):

Units 1 through 4 in Building 15, Units 1 through 5 in Building 16, Units 1 through 5 in Building 45, Units 1 through 5 in Building 46, Units 1 through 4 in Building 53, Units 1 through 4 in Building 54, Units 1 through 4 in Building 55, Units 1 through 6 in Building 56, Units 1 through 4 in Building 57, Units 1 through 5 in Building 58, Units 1 through 5 in Building 59, and Units 1 through 5 in Building 60; Units 1 through 4 in Building 63; Units 1 through 5 in Building 64 and Garages appurtenant thereto as shown on the final map of Summerlin Village 19 Phase 2—Lot 1 Unit 2, as shown by map thereof on file in Book 141 of Plats, Page 24, in the Office of the County Recorder, Clark County, Nevada (“Plat”) and as set forth in that certain Supplemental Declaration of Covenants, Conditions and Restrictions and Reservation of Easements for West Park Villas/Courtyards (“Declaration”) as recorded August 3, 2006 as Instrument No. 0004962 in Book 20060803 of Official Records

Parcel Two (2):

Limited Common Elements appurtenances to the foregoing Units as shown by the Plat and as set forth in the foregoing Declaration.

Parcel Three (3):

An undivided allocated fractional interest as tenant in common with all other Owners in and to the Common Elements, as shown by the Plat and set forth in the Declaration.

EXCEPTING THEREFROM all fee simple interests if individual Owners in and to the respective Units (and Garages appurtenant thereto).

RESERVING THEREFROM:

a) non-exclusive easements for ingress, egress and/or enjoyment for the benefit of Declarant, Association and/or all Owners within the properties (and in accordance with and subject to the Declaration).

b) rights to use, possession and occupancy of Limited Common Elements, as shown by the Plat (and in accordance with and subject to the Declaration).

Parcel Four (4):

A non-exclusive easement of ingress, egress and/or enjoyment over, across and of all “Private Driveways” and enjoyment of all “Common Elements” of the Community pursuant, subject to the foregoing Declaration.

PARCEL B:

Parcel One (1):

Units 1 through 5 in Building 17; Units 1 through 5 in Building 18; Units 1 through 5 in Building 19; Units 1 through 5 in Building 20; Units 1 through 6 in Building 38; Units 1 through 4 in Building 39; Units 1 through 5 in Building 47; and Units 1 through 5 in Building 48 and Garages appurtenant thereto as shown on the Final Map of Summerlin Village 19 Phase 2—Lot 1, as shown by map thereof on file in Book 125 of Plats, Page 100, in the Office of the County Recorder of Clark County, Nevada and as Amended by that certain Certificate of Amendment recorded November 16, 2005, in Book 20051116 as Instrument No. 0002733, of Official Records (“Plat”) and as set forth in that Supplemental Declaration of Covenants, Conditions and Restrictions and Reservation of Easements for West Park Villas/Courtyards (“Declaration”) as recorded August 3, 2006, in Book 20060803 as Instrument No. 0004962, of Official Records.

Parcel Two (2):

Limited Common Elements appurtenances to the foregoing Units as shown by the Plat and as set forth in the foregoing Declaration.

Parcel Three (3):

An undivided allocated fractional interest as tenant in common with all other Owners in and to the Common Elements, as shown by the Plat and set forth in the Declaration.

EXCEPTING THEREFROM all fee simple interests if individual Owners in and to the respective Units (and Garages appurtenant thereto).

RESERVING THEREFROM:

a) non-exclusive easements for ingress, egress and/or enjoyment for the benefit of Declarant, Association and/or all Owners within the properties (and in accordance with and subject to the Declaration).

b) rights to use, possession and occupancy of Limited Common Elements, as shown by the Plat (and in accordance with and subject to the Declaration).

Parcel Four (4):

A non-exclusive easement of ingress, egress and/or enjoyment over, across and of all “Private Driveways” and enjoyment of all “Common Elements” of the Community pursuant, subject to the foregoing Declaration.

Exhibit D-2

Mesa Canyon Executed FIRPTA

[Attached]

FIRPTA CERTIFICATE

(Mesa Canyon)

To inform WILLIAM LYON HOMES, INC., a California corporation (the “Transferee”), that withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”) is not required upon the transfer of certain real property more particularly described on Schedule 1 attached hereto to COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company (the “Transferor”), the undersigned hereby certifies as follows:

1. The Transferor is not a disregarded entity as defined in Treasury Regulations Section 1.1445-2(b)(2)(iii);

2. The Transferor is not a foreign person, foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder), or a nonresident alien for purposes of U.S. income taxation;

3. The Transferor’s United States employer identification number is 27-1522242; and

4. The Transferor’s address is: 2450 Broadway, 6th Floor, Santa Monica, CA 90404.

The Transferor understands that this certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct and complete and, if the Transferor is an entity, I further declare that I have authority to sign this document on behalf of the Transferor.

Dated: June 28 , 2012	COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company

	By:	/s/ Mark M. Hedstrom
	Name:	Mark M. Hedstrom
	Its:	Vice President

Schedule 1

Legal Description of Property

Assessor’s Parcel No: 125-26-704-001 THRU 003 125-26-707-002; 005

Parcel One (1):

The Northwest Quarter (NW 1/4) of the Northeast Quarter (NE 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 26, Township 19 South, Range 60 East, M.D.B. & M.

Excepting Therefrom that portion conveyed to Clark County by deed recorded March 18, 1988 in Book 880318 as Instrument No. 00828 of Official Records.

Assessor’s Parcel Number: 125-26-704-001

Parcel Two (2):

The East Half (E 1/2) of the Northeast Quarter (NE 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 26, Township 19 South, Range 60 East, M.D.B. & M.

Excepting Therefrom those portions conveyed to Clark County by deeds recorded January 15, 1991 in Book 910115 as Instrument No. 00924 and December 28, 2001 in Book 20011228 as Instrument No. 02228 of Official Records.

Assessor’s Parcel Number: 125-26-704-002

Parcel Three (3):

The Southwest Quarter (SW 1/4) of the Northeast Quarter (NE 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 26, Township 19 South, Range 60 East, M.D.B. & M.

Excepting Therefrom that portion conveyed to Clark County by deed recorded March 18, 1988 in Book 880318 as Instrument No. 00828 of Official Records.

Assessor’s Parcel Number: 125-26-704-003

Parcel Four (4):

The Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) and a strip of land measuring 10.0 feet in width at all points off of the East side of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 26, Township 19 South, Range 60 East, M.D.B. & M.

Excepting Therefrom those portions as conveyed to Clark County by deeds records July 25, 1973 in Book 349 as Instrument No. 308034 and April 27, 1979 in Book 1046 as Instrument No. 1005502 of Official Records.

Assessor’s Parcel Number: 125-26-707-002

Parcel Five (5):

That portion of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 26, Township 19 South, Range 60 East, M.D.B. & M., more particularly described as follows:

Parcel Four (4) as shown by map thereof on file in File 2 of Parcel Maps, Page 42, in the Office of the County Recorder of the Clark County, Nevada.

Excepting Therefrom that portion conveyed to Clark County by deed recorded November 17, 1999 in Book 991117 as Instrument No. 00498 of Official Records.

Assessor’s Parcel Number: 125-26-707-005.

Exhibit D-3

Tierra Este Executed FIRPTA

[Attached]

FIRPTA CERTIFICATE

(Tierre Este)

To inform WILLIAM LYON HOMES, INC., a California corporation (the “Transferee”), that withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”) is not required upon the transfer of certain real property more particularly described on Schedule 1 attached hereto to COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company (the “Transferor”), the undersigned hereby certifies as follows:

1. The Transferor is not a disregarded entity as defined in Treasury Regulations Section 1.1445-2(b)(2)(iii);

2. The Transferor is not a foreign person, foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder), or a nonresident alien for purposes of U.S. income taxation;

3. The Transferor’s United States employer identification number is 27-1522242; and

4. The Transferor’s address is: 2450 Broadway, 6th Floor, Santa Monica, CA 90404.

The Transferor understands that this certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct and complete and, if the Transferor is an entity, I further declare that I have authority to sign this document on behalf of the Transferor.

Dated: June 28, 2012	COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company

	By:	/s/ Mark M. Hedstrom
	Name:	Mark M. Hedstrom
	Its:	Vice President

Schedule 1

Legal Description of Property

Assessor’s Parcel No: 124-34-701-020; 021; 025; 026; 029; 032; and 038; 124-34-804-002; 003; 005; and 006; 139-03-517-001 through 021; and 139-03-516-005 through 018.

Parcel One (1):

Parcel One-A (1-A):

The South Half (S 1/2) of the Southwest Quarter (SW 1/4) of the Northwest Quarter (NW 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 34, Township 19 South, Range 61 East, M.D.M., Clark County, Nevada.

Assessor’s Parcel No: 124-34-701-020

Parcel One-B (1-B):

The Southeast Quarter (SE 1/4) of the Northwest Quarter (NW 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter

(SE 1/4) of Section 34, Township 19 South, Range 61 East, M.D.M., Clark County, Nevada.

Assessor’s Parcel No: 124-34-701-021

Parcel One-C (1-C):

The North Half (N 1/2) of the Northwest Quarter (NW 1/4) of the Southwest Quarter (SW 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 34, Township 19 South, Range 61 East, M.D.M., Clark County, Nevada.

EXCEPTING THEREFROM the North 30.00 feet and the West 30.00 feet of said land; together with that certain spandrel area in the Northwest Corner thereof, also being the Southeast Corner of the Intersection of Rosada Way and Goldfield Street, bounded as follows: On the North by the South line of the North 30.00 feet; on the West by the East line of the West 30.00 feet and on the South by the arc of a curve concave Southeasterly, having a radius of fifteen (15) and being tangent to the South line of said North 30.00 feet and to the East line of said West 30.00 feet, as conveyed to Clark County by deed recorded March 25, 1987, in Book 870325 as Document No. 00695, of Official Records.

Assessor’s Parcel No: 124-34-701-025

Parcel One-D (1-D):

The North Half (N 1/2) of the Northeast Quarter (NE 1/4) of the Southwest Quarter (SW 1/4) of The Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 34, Township 19 South, Range 61 East, M.D.M., Clark County, Nevada.

Assessor’s Parcel No: 124-34-701-028

Parcel One-E (1-E):

The South Half (S 1/2) of the North Half (N 1/2) of the Southwest Quarter (SW 1/4) of Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 34, Township 19 South, Range 61 East, M.D.M., Clark County, Nevada.

Assessor’s Parcel No: 124-34-701-029

Parcel One-F (1-F):

The North Half (N 1/2) of the Southwest Quarter (SW 1/4) of the Southwest Quarter (SW 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 34, Township 19 South, Range 61 East, M.D.M., Clark County, Nevada.

Assessor’s Parcel No: 124-34-701-032

Parcel One-G (1-G):

Being the South Half (S 1/2) of the Southwest Quarter (SW 1/4) of the Southwest Quarter (SW 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 34, Township 19 South, Range 61 East, M.D.M., Clark County, Nevada.

Assessor’s Parcel No: 124-34-701-038

Parcel Two (2):

Parcel Two-A (2-A):

The North Half (N 1/2) of the Southeast Quarter (SE 1/4) of the Southeast Quarter (SE 1/4) of the Southeast Quarter (SE 1/4) of Section 34, Township 19 South, Range 61 East, M.D.M., Clark County, Nevada.

EXCEPTING THEREFROM that portion of said land conveyed to Clark County by Deed recorded September 18, 1959 in Book 172 as Instrument No. 140634, of Official Records, Clark County, Nevada.

FURTHER EXCEPTING THEREFROM that portion of said land conveyed to Clark County by Deed recorded December 6, 1908 in Book 916 as Instrument No. 735285; of Official Records, Clark County, Nevada.

AND FURTHER EXCEPTING THEREFROM that portion of said land conveyed to Clark County by Deed recorded December 20, 1985 in Book 2236 as Instrument No. 2195774, and recorded December 20, 1985 in Book 2236 as Instrument No. 2195901, of Official Records, Clark County, Nevada.

TOGETHER with that portion of said land vacated by that certain Order of Vacation recorded March 2, 2006, in Book 20060302 as Instrument No. 0000312, Official Records.

Being further described as Lots Two (2) and Three (3) as shown on that certain Certificate of Land Division Number LD 70-85, recorded December 20, 1985 in Book 2236 as Instrument No. 2195773, of Official Records, Clark County, Nevada.

Assessor’s Parcel No: 124-34-804-002 and 124-34-804-003

Parcel Two-B (2-B):

That portion of the Southeast Quarter (SE 1/4) in Section 34, Township 19 South, Range 61 East, M.D.M., Clark County, Nevada, described as follows:

COMMENCING at the Southeast Quarter (SE 1/4) Corner of Section 34;

Thence South 89°48’50” West, a distance of 411.77 feet to a point;

Thence North 0°16’54” West, a distance of 30.00 feet to a point on the North right-of-way line on

Lone Mountain Road and the TRUE POINT OF BEGINNING;

Thence North 0°18’54” West, a distance of 300.21 feet to a point;

Thence South 89°50’56” West, a distance of 148.72 feet to a point;

Thence South 0°16’13” East, a distance of 390.29 feet to a point;

Thence North 89°48’50” East, a distance of 148.77 feet to the TRUE POINT OF BEGINNING.

EXCEPTING THEREFROM the interest of the County of Clark in the South 20.00 feet as conveyed in a document recorded June 17, 1982, in Book 1582 as Document No. 1541352, of Official Records, Clark County, Nevada.

Assessor’s Parcel No: 124-34-804-005

Parcel Two-C (2-C):

That portion of the Southeast Quarter (SE 1/4) in Section 34, Township 19 South, Range 61 East, M.D.M., Clark County, Nevada, described as follows:

COMMENCING at the Southeast Quarter (SE 1/4) corner in Section 34;

Thence South 89°48’50” West, a distance of 263.00 feet to a point;

Thence North 0°17’50” West, a distance of 30.00 feet to the North right-of-way of Lone

Mountain Road and the TRUE POINT OF BEGINNING;

Thence North 0°17’36” West, a distance of 300.12 feet to a point;

Thence South 89°50’66” West, a distance of 148.72 feet to a point;

Thence South 0°16’54” East, a distance of 300.21 feel to a point;

Thence North 89°48’50” East, a distance of 148.77 feet to the TRUE POINT OF BEGINNING.

Assessor’s Parcel No.: 124-34-804-006

Parcel Three (3):

Lots One (1) through Twenty-One (21), inclusive of Goldfield III; as shown by map thereof on file in Book 133 of Plats, Page 77, in the Office of the County Recorder of Clark County, Nevada.

Assessor’s Parcel No.: 139-03-517-001 through 021

Parcel Four (4):

Parcel Four-A (4-A):

Lots 5 through 18 of Goldfield IV, as shown by map thereof on file in Book 133 of Plats, Page 45, in the Office of the County Recorder of Clark County, Nevada.

Parcel Four-B (4-B):

A non-exclusive right and easement of ingress and egress and of use and enjoyment in, to and over the common elements, which easement shall be appurtenant to and shall pass with title as set forth in that certain Declaration of Covenants, Conditions and Restrictions and Reservation of Easements for Tierra Este recorded October 18, 2007 as Instrument No. 0002208 in Book 20071018 of Official Records, Clark County, Nevada Records.

Assessor’s Parcel No.: 139-03-516-005 through 018

Exhibit D-4

Lyon Estates Executed FIRPTA

[Attached]

FIRPTA CERTIFICATE

(Lyon Estates)

To inform WILLIAM LYON HOMES, INC., a California corporation (the “Transferee”), that withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”) is not required upon the transfer of certain real property more particularly described on Schedule 1 attached hereto to COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company (the “Transferor”), the undersigned hereby certifies as follows:

1. The Transferor is not a disregarded entity as defined in Treasury Regulations Section 1.1445-2(b)(2)(iii);

2. The Transferor is not a foreign person, foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder), or a nonresident alien for purposes of U.S. income taxation;

3. The Transferor’s United States employer identification number is 27-1522242; and

4. The Transferor’s address is: 2450 Broadway, 6th Floor, Santa Monica, CA 90404.

The Transferor understands that this certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct and complete and, if the Transferor is an entity, I further declare that I have authority to sign this document on behalf of the Transferor.

Dated: June 28, 2012	COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company

	By:	/s/ Mark M. Hedstrom
	Name:	Mark M. Hedstrom
	Its:	Vice President

Schedule 1

Legal Description of Property

Assessor’s Parcel No: 125-14-111-001 through 025; 125-15-610-001 through 009; 125-22-710-001 through 024; 125-11-601-001 and 002; 125-11-304-003; 125-11-311-001 through 009; 125-09-704-001; 125-09-702-001 through 003; and 125-09-602-004.

Parcel One (1):

Lots 1 through 25 in Block 1 of the Final Map of Cancun Estates, a common interest community as shown by map thereof on file in Book 132 of Plats, page 12 in the Office of the County Recorder of Clark County, Nevada.

Assessor’s Parcel No: 125-14-111-001 through 025

Parcel Two (2):

Lots 1 through 9 of Whispering Sands & Rainbow, as shown by map thereof on file in Book 138 of Plats, page 13 in the Office of the County Recorder of Clark County, Nevada.

Assessor’s Parcel No: 125-15-610-001 through 009

Parcel Three (3):

Lots 1 through 24 of Desperado Estates as shown by map thereof on file in Book 133 of Plats, page 18 in the Office of the County Recorder of Clark County, Nevada.

Assessor’s Parcel No: 125-22-710-001 through 024

Parcel Four (4):

Parcel Four-A (4-A):

The Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4) of the Southwest Quarter (SW 1/4) of the Northeast Quarter (NE 1/4) of Section 11, Township 19 South, Range 60 East, M.D.M.

Excepting therefrom the North Thirty Feet (30.00’) and the West Forty Feet (40.00’) and that certain spandrel area located in the Northwest of said land, as conveyed to Clark County for road purposes in that certain Deed recorded July 22, 1977, in Book 766 as Document No. 725480, of Official Records.

Assessor’s Parcel Number: 125-11-601-001

Parcel Four-B (4-B):

The Southwest Quarter (SW 1/4) of the Northwest Quarter (NW 1/4) of the Southwest Quarter (SW 1/4) of the Northeast Quarter
(NE 1/4) of Section 11, Township 19 South, Range 60 East, M.D.M.

Excepting therefrom the West Forty Feet (40.00’) as conveyed to Clark County for road purposes in that certain Deed recorded July 22, 1977 in Book 766 as Document No. 725480, of Official Records.

Assessor’s Parcel Number: 125-11-601-002

Parcel Five (5):

That portion of the Northeast Quarter (NE 1/4) of the Southwest Quarter (SW 1/4) of Section 11, Township 19 South, Range 60 East, M.D.M., described as follows:

Parcel Three (3) of that certain Parcel Map in File 2 of Parcel Maps, Page 81, in the Office of the County Recorder of Clark County, Nevada, and Recorded June 5, 1974 in Book 432, as Document No. 391162, Official Records.

Assessor’s Parcel No: 125-11-304-003

Parcel Six (6):

Lots 1 through 9 of The Final Map of Rainbow & Racel as shown by map thereof on file in Book 137 of Plats, Page 7 in the Office of the County Recorder of Clark County, Nevada.

Parcel Seven (7):

Parcel Seven-A (7-A):

The South Half (S 1/2) of the Northwest Quarter (NW 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 9, Township 19 South, Range 60 East, M.D.M., Clark County, Nevada.

EXCEPTING THEREFROM those portions of said land conveyed to Clark County for roads and public utility purposes by Deeds recorded September 13, 1971 in Book 161, as Instrument No. 128695, and recorded August 11, 1993 in Book 930811 as instrument No. 00869, of Official Records, Clark County, Nevada.

Assessor’s Parcel No: 125-09-702-003

Parcel Seven-B (7-B):

That portion of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 9, Township 19 South, Range 60 East, M.D.M., Clark County, Nevada, described as follows:

Lot One (1) as shown by map thereof in File 8 of Parcel Maps, Page 56, in the Office of the County Recorder of Clark County, Nevada.

Assessor’s Parcel No: 125-09-704-001

Parcel Seven-C (7-C):

The Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4) of the Northeast Quarter (NE 1/4) of the Southeast Quarter
(SE 1/4) of Section 9, Township 19 South, Range 60 East, M.D.M., Clark County, Nevada.

EXCEPTING THEREFROM the North 40.00 feet as conveyed to Clark County by Deed recorded June 7, 1974 in Book 432 as Instrument No. 391817, of Official Records, Clark County, Nevada.

FURTHER EXCEPTING THEREFROM the West 30.00 feet thereof, together with that certain spandrel area located at the Northwest corner of said property as conveyed to Clark County by Deed recorded October 2, 1987 in Book 871002 as Instrument No. 00568, of Official Records, Clark County, Nevada.

Also known as Lot One (1) of Certificate of Land Division Map 70-87 as recorded March 18, 1988 in Book 800318 as Instrument No. 00829, of Official Records, Clark County, Nevada.

Assessor’s Parcel No: 125-09-702-001

Parcel Seven-D (7-D);

The Northeast Quarter (NE 1/4) of the Northwest Quarter (NW 1/4) of the Northeast Quarter (NE 1/4) of Southeast Quarter(SE 1/4) of Section 9, Township 19 South, Range 60 East, M.D.M., Clark County, Nevada.

EXCEPTING THEREFROM the Easterly 25.00 feet as conveyed to Clark County by Deed recorded May 21, 1984 as Instrument No. 434392, of Official Records, Clark County, Nevada.

FURTHER EXCEPTING THEREFROM the North 40.00 feet as conveyed to Clark County by Deed recorded June 7, 1974 in Book 432 as Instrument No. 391817, of Official Records, Clark County, Nevada.

AND FURTHER EXCEPTING THEREFROM the West 5.00 feet of the East 30.00 feet thereof, together with that certain spandrel area located at the Northeast corner of said property as conveyed to Clark County by Deed recorded October 2, 1987 in Book 871002 as Instrument No. 00568, of Official Records, Clark County, Nevada.

Also known as Lot Two (2) of Certificate of Land Division Map 70-87 as recorded March 18, 1988 in Book 880318 as Instrument No. 00829, of Official Records, Clark County, Nevada.

Assessor’s Parcel No: 125-09-702-002

Parcel Seven-E (7-E):

The West Half (W 1/2) of the Southwest Quarter (SW 1/4) of the Southeast Quarter (SE 1/4) of the Northeast Quarter (NE 1/4) of Section 9, Township 19 South, Range 60 East, M.D.M., Clark County, Nevada.

EXCEPTING THEREFROM the Westerly 30.00 feet and the Southerly 40.00 feet as conveyed to the County of Clark for road, utility and other public purposes by Deed recorded June 7, 1974 in Book 432 as Instrument No. 91818 of Official Records, Clark County, Nevada.

Assessor’s Parcel No: 125-09-602-004

Exhibit D-5

Coldwater Ranch Executed FIRPTA

[Attached]

FIRPTA CERTIFICATE

(Coldwater Ranch)

To inform WILLIAM LYON HOMES, INC., a California corporation (the ‘Transferee”), that withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”) is not required upon the transfer of certain real property more particularly described on Schedule 1 attached hereto to COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company (the “Transferor”), the undersigned hereby certifies as follows:

1. The Transferor is not a disregarded entity as defined in Treasury Regulations Section 1.1445-2(b)(2)(iii);

2. The Transferor is not a foreign person, foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder), or a nonresident alien for purposes of U.S. income taxation;

3. The Transferor’s United States employer identification number is 27-1522242; and

4. The Transferor’s address is: 2450 Broadway, 6th Floor, Santa Monica, CA 90404.

The Transferor understands that this certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct and complete and, if the Transferor is an entity, I further declare that I have authority to sign this document on behalf of the Transferor.

Dated: June 28th, 2012	COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company

	By:	/s/ Mark M. Hedstrom
	Name:	Mark M. Hedstrom
	Its:	Vice President

Schedule 1

Legal Description of Property

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF MARICOPA, STATE OF ARIZONA AND IS DESCRIBED AS FOLLOWS:

PARCEL NO. 1:

Lots 1 through 39 inclusive; Lots 46 through 138, inclusive; and Lots 163 through 181 inclusive, COLDWATER RANCH UNIT 1 AND 2, according to Book 880 of Maps, page 25, records of Maricopa County, Arizona.

PARCEL NO. 2:

Lots 1 through 197, COLDWATER RANCH UNIT 4, according to Book 940 of Maps, page 27, records of Maricopa County, Arizona.

Exhibit D-6

Promenade Executed FIRPTA

[Attached]

FIRPTA CERTIFICATE

(Promenade)

To inform WILLIAM LYON HOMES, INC., a California corporation (the “Transferee”), that withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”) is not required upon the transfer of certain real property more particularly described on Schedule 1 attached hereto to COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company (the “Transferor”), the undersigned hereby certifies as follows:

1. The Transferor is not a disregarded entity as defined in Treasury Regulations Section 1.1445-2(b)(2)(iii);

2. The Transferor is not a foreign person, foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder), or a nonresident alien for purposes of U.S. income taxation;

3. The Transferor’s United States employer identification number is 27-1522242; and

4. The Transferor’s address is: 2450 Broadway, 6th Floor, Santa Monica, CA 90404.

The Transferor understands that this certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct and complete and, if the Transferor is an entity, I further declare that I have authority to sign this document on behalf of the Transferor.

Dated: June 28, 2012	COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company

	By:	/s/ Mark M. Hedstrom
	Name:	Mark M. Hedstrom
	Its:	Vice President

Schedule 1

Legal Description of Property

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:

THAT CERTAIN AREA LABELED AND DESCRIBED AS “MODULE FOR FUTURE PHASING” AS SHOWN UPON THE PROMENADE AT SPECTRUM CONDOMINIUM PLANS FOR PHASES 1, 2, 3 AND 4 FILLED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, CALIFORNIA, ON MAY 10, 2006 AS DOCUMENT NO 2006-0331097 BEING A PORTION OF LOT 1 OF SUNROAD B-PROMENADE, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 15313, AS FILED IN THE OFFICE OF THE COUNTY RECORDER ON APRIL 11, 2006.

PARCEL 2:

NONEXCLUSIVE, PERPETUAL EASEMENTS FOR VEHICULAR AND PEDESTRIAN INGRESS, EGRESS AND ACCESS AND GENERAL UTILITIES ON, OVER, UNDER, THROUGH AND ACROSS THOSE PORTIONS OF PARCEL 20 OF PARCEL MAP 18972, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, AS FILED IN THE OFFICE OF THE COUNTY RECORDER ON MAY 24, 2002 AS FILE NO. 2002-0444396, OFFICIAL RECORDS AS MORE FULLY DEFINED AND SET FORTH IN THAT CERTAIN DECLARATION ESTABLISHING EASEMENTS MAINTENANCE AND COST SHARING OBLIGATIONS RECORDED October 4, 2004 AS FILE NO 2004-0940138, AND RE-RECORDED FEBRUARY 3, 2005 AS FILE NO. 2005-0094590, BOTH OF OFFICIAL RECORDS.

Exhibit D-7

Vista Bella Executed FIRPTA

[Attached]

FIRPTA CERTIFICATE

(Vista Bella)

To inform WILLIAM LYON HOMES, INC., a California corporation (the “Transferee”), that withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”) is not required upon the transfer of certain real property more particularly described on Schedule 1 attached hereto to COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company (the “Transferor”), the undersigned hereby certifies as follows:

1. The Transferor is not a disregarded entity as defined in Treasury Regulations Section 1.1445-2(b)(2)(iii);

2. The Transferor is not a foreign person, foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder), or a nonresident alien for purposes of U.S. income taxation;

3. The Transferor’s United States employer identification number is 27-1522242; and

4. The Transferor’s address is: 2450 Broadway, 6th Floor, Santa Monica, CA 90404.

The Transferor understands that this certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct and complete and, if the Transferor is an entity, I further declare that I have authority to sign this document on behalf of the Transferor.

Dated: June 28, 2012	COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company

	By:	/s/ Mark M. Hedstrom
	Name:	Mark M. Hedstrom
	Its:	Vice President

Schedule 1

Legal Description of Property

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF YUCAIPA, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL 4, AS PER PLAT ATTACHED TO CERTIFICATE OF COMPLIANCE NO. 03-183 A & B, RECORDED JUNE 14, 2004 AS INSTRUMENT NO. 2004-416918 OFFICIAL RECORDS, BEING DESCRIBED THEREIN AS FOLLOWS:

BEING A PORTION OF PARCEL 9 OF PARCEL MAP NO. 13021, IN THE CITY OF YUCAIPA, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 181 OF PARCEL MAPS, PAGES 24 TO 32, INCLUSIVE, RECORDS OF SAID COUNTY DESCRIBED THEREIN AS FOLLOWS:

ALL OF SAID PARCEL 9, EXCEPTING THEREFROM THAT PORTION OF SAID PARCEL 9 DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWESTERLY TERMINUS OF THAT CERTAIN COURSE IN THE NORTHEASTERLY LINE OF SAID PARCEL 9 SHOWN AS “N 62° 23’ 57” E 388.08” ON SAID PARCEL MAP NO. 13021; THENCE ALONG SAID NORTHEASTERLY LINE, NORTH 62° 23’ 57” EAST, 388.08 FEET; THENCE ALONG THE EASTERLY LINE OF SAID PARCEL 9, SOUTH 33° 38’ 42” EAST, 50.62 FEET TO A POINT ON THAT CERTAIN CURVE DESCRIBED AS CONCAVE TO THE NORTHWEST; HAVING A RADIUS OF 340.16 FEET, A CENTRAL ANGLE OF 51° 31’ 31”, AND AN ARC LENGTH OF 305.90 FEET IN THE NORTHWESTERLY LINE OF THAT CERTAIN EASEMENT TO THE SAN BERNARDINO COUNTY FLOOD CONTROL DISTRICT RECORDED JUNE 10, 2004 AS INSTRUMENT NO. 2004-411418 OFFICIAL RECORDS, RECORDS OF SAID COUNTY, A RADIAL LINE THROUGH SAID POINT BEARS SOUTH 34° 14’ 21” EAST; THENCE LEAVING SAID EASTERLY LINE OF SAID PARCEL 9 AND ALONG SAID NORTHWESTERLY LINE OF SAID EASEMENT, SOUTHWESTERLY 41.87 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 7° 03’ 06”; THENCE NON-TANGENT TO SAID CURVE, SOUTH 58° 12’ 31” WEST 326.72 FEET; THENCE CONTINUING ALONG SAID NORTHWESTERLY LINE, SOUTH 61° 34’ 32” WEST, 27.83 FEET TO A POINT ON THE SOUTHEASTERLY PROLONGATION OF THAT CERTAIN COURSE SHOWN AS “N 26.° 04’ 42” WEST, 448.67” IN SAID NORTHEASTERLY LINE OF SAID PARCEL 9; THENCE LEAVING SAID NORTHWESTERLY LINE AND ALONG SAID PROLONGATION, NORTH 26° 04’ 42” WEST, 76.91 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS RIGHTS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN, GEOTHERMAL STEAM AND ALL PRODUCTS DERIVED FROM ANY OF THE FOREGOING, THAT MAY BE WITHIN OR UNDER THE PROPERTY, TOGETHER WITH

THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING THEREFOR AND STORING IN AND REMOVING THE SAME FROM SAID PROPERTY OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THE PROPERTY, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE PROPERTY, AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, STORE, EXPLORE OR OPERATE THROUGH THE SURFACE OR THE UPPER 500 FEET OF THE SUBSURFACE OF THE PROPERTY BY DEED RECORDED AUGUST 3, 2004 AS INSTRUMENT NO. 2004-555295 OFFICIAL RECORDS.

EXHIBIT F

BUYER’S CLOSING COSTS

•	The premium attributable to the ALTA portion of the Title Policy.

•	All costs and expenses relating to any title endorsements specifically requested by Buyer.

•	All recording costs in connection with recording the Grant Deeds and any other documents to be recorded in the official records where the applicable Property is located.

•	1/2 of all Escrow fees and costs.

•	The cost of any other obligation of Buyer under the Agreement.

EXHIBIT G

VISTA BELLA NOTICE OF SPECIAL TAX

[ATTACHED]

NOTICE OF SPECIAL TAX

COMMUNITY FACILITIES DISTRICT NO. 98-1

(CHAPMAN HEIGHTS)

OF THE CITY OF YUCAIPA

TO:	THE PROSPECTIVE PURCHASER OF THE REAL PROPERTY DESCRIBED IN EXHIBIT A ATTACHED HERETO (THE “PROPERTY”)

THIS IS A NOTIFICATION TO YOU PRIOR TO YOUR ENTERING INTO A CONTRACT TO PURCHASE THE PROPERTY. THE SELLER IS REQUIRED TO GIVE YOU THIS NOTICE AND TO OBTAIN A COPY SIGNED BY YOU TO INDICATE THAT YOU HAVE RECEIVED AND READ A COPY OF THIS NOTICE.

(1) Each Assessor’s Parcel located on the Property—and if a Parcel is subdivided, each assessor’s parcel of the newly subdivided Parcel—is subject to a special tax (“Special Tax”), which is in addition to the regular property taxes and any other charges, fees, special taxes, and benefit assessments that encumber such Parcel. The Special Tax may not be imposed on all parcels within the city or county where the Property is located. If you fail to pay the Special Tax for a Parcel when due each year, that Parcel may be foreclosed upon and sold. The Special Tax is used to provide public facilities or services that are likely to particularly benefit the Property. YOU SHOULD TAKE THE SPECIAL TAX AND THE BENEFITS FROM THE FACILITIES AND SERVICES FOR WHICH IT PAYS INTO ACCOUNT IN DECIDING WHETHER TO BUY THE PROPERTY.

(2) The Property you are purchasing is within Community Facilities District No. 98-1 (Chapman Heights) of the City of Yucaipa (the “CFD”) and each Assessor’s Parcel of the Property is subject to Special Taxes levied pursuant to the Rate and Method of Apportionment of Special Tax (the “Rate and Method”), a copy of which is attached to the Notice of Special Tax Lien attached hereto as Exhibit B.

Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Rate and Method.

The following information is a summary of certain provisions of the Rate and Method and does not purport to be a full and complete summary of the Rate and Method. Please refer to the Rate and Method for additional information.

Maximum Special Tax Rates. On July 1 of each Fiscal Year, each Assessor’s Parcel of the Property will be classified into one of the Land Use Categories specified in the Rate and Method. In addition, if the land use for an Assessor’s Parcel changes (e.g., Undeveloped Property becomes Developed Property), the Land Use Category for such Assessor’s Parcel will also change in the next Fiscal Year. The Land Use Categories set forth in the Rate and Method are:

•	Land Use Category 1—Residential Property of a single family detached residence with square footage improvements greater than 3,400 square feet

•	Land Use Category 2—Residential Property of a single family detached residence with square footage improvements from 3,399 to 2,750 square feet

•	Land Use Category 3—Residential Property of a single family detached residence with square footage improvements from 2,749 to 1,900 square feet

1

•	Land Use Category 4—Residential Property of a single family detached residence with square footage improvements less than 1,900 square feet

•	Land Use Category 5—Residential Property of a single family attached residence or multi-family residence

•	Land Use Category 6—Commercial Property

•	Land Use Category 7—Other Property

•	Land Use Category 8—Golf Course Property

•	Land Use Category 9—Undeveloped Property

•	Land Use Category 10—Exempt Property

The Maximum Special Tax Rate that may be levied against each Assessor’s Parcel of the Property will be based on the above classifications.

The Maximum Special Tax Rate for each Assessor’s Parcel in Land Use Categories 1 through 5 shall be the greater of (i) the amount derived by multiplying the square footage of such Assessor’s Parcel by the Alternate Maximum Special Tax (i.e., $0.15 per square foot) or (ii) the amount specified in Table 1 of the Rate and Method.

The Maximum Special Tax Rate for each Assessor’s Parcel in Land Use Category 6 shall be the greater of (i) the amount the amount derived by multiplying the square footage of such Assessor’s Parcel by the Alternate Maximum Special Tax (i.e., $0.15 per square foot) or (ii) the amount determined by multiplying the square footage of the building or buildings to be constructed on the Assessor’s Parcel times the per square foot rate for Land Use Category 6 specified in Table 1 of the Rate and Method.

The Maximum Special Tax Rate for each Assessor’s Parcel in Land Use Categories 7 through 9 shall be the amount derived by multiplying the Acreage of such Assessor’s Parcel by the respective per acre rate for Land Use Categories 7 through 9 specified in Table 1 of the Rate and Method.

Property classified as Land Use Category 10 shall be exempt from Special Taxes.

In each Fiscal Year, the actual amount of the Special Tax levied on each Assessor’s Parcel of the Property depends on the calculation of the Annual Special Tax Levy and the application of the method of apportionment of Special Taxes set forth in the Rate and Method immediately following Table 1 in the Rate and Method.

Adjustments. The Rate and Method does not indicate that the Maximum Special Tax Rate for each Land Use Category is subject to any annual adjustments.

Duration. The Special Taxes will not be levied on Assessor’s Parcel of Residential Property (Land Use Categories 1, 2, 3, 4, and 5) subsequent to Fiscal Year 2048-2049. The Rate and Method does not indicate a termination date for the Special Tax levied against each Assessor’s Parcel of the Property classified in Land Use Categories 6, 7, 8, and 9.

Facilities. The authorized facilities that are being paid for by the Special Taxes, and by the money received from the sale of bonds, if any, that are being or will be repaid by the Special Taxes, may include the acquisition or construction of streets and street facilities, traffic signals, domestic and reclaimed water storage, transmission and distribution facilities, sewage and reclaimed water storage, transmission and distribution facilities, sewage and wastewater collection and transmission facilities, storm drainage facilities, flood control facilities, utilities, and appurtenances in connection therewith. These facilities may not yet have all been constructed or acquired and it is possible that some may never be constructed or acquired.

2

YOU MAY OBTAIN A COPY OF THE RESOLUTION OF FORMATION WHICH AUTHORIZED CREATION OF THE CFD AND WHICH SPECIFIES MORE PRECISELY HOW THE SPECIAL TAX IS APPORTIONED, AND HOW THE PROCEEDS OF THE SPECIAL TAX WELL BE USED, FROM THE ADMINISTRATIVE SERVICES OFFICER OF THE CITY OF YUCAIPA, BY CALLING (909) 797-2489, EXT. 232. THERE MAY BE A CHARGE FOR THIS DOCUMENT NOT TO EXCEED THE REASONABLE COST OF PROVIDING THE DOCUMENT.

I (WE) ACKNOWLEDGE THAT I (WE) HAVE READ THIS NOTICE AND RECEIVED A COPY OF THIS NOTICE PRIOR TO ENTERING INTO A CONTRACT TO PURCHASE OR DEPOSIT RECEIPT WITH RESPECT TO THE ABOVE REFERENCED PROPERTY. I (WE) UNDERSTAND THAT I (WE) MAY TERMINATE THE CONTRACT TO PURCHASE OR DEPOSIT RECEIPT WITHIN THREE DAYS AFTER RECEIVING THIS NOTICE IN PERSON OR WITHIN FIVE DAYS AFTER IT WAS DEPOSITED IN THE MAIL BY GIVING WRITTEN NOTICE OF THAT TERMINATION TO THE OWNER, SUBDIVIDER, OR AGENT SELLING THE PROPERTY.

DATE:	BUYER: /s/ Richard S. Robinson
Senior Vice President

3

EXHIBIT A

COMMUNITY FACILITIES DISTRICT NO. 98-1

(CHAPMAN HEIGHTS)

OF THE CITY OF YUCAIPA

DESCRIPTION OF THE PROPERTY

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF YUCAIPA, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL 4, AS PER PLAT ATTACHED TO CERTIFICATE OF COMPLIANCE NO. 03-183 A & B, RECORDED JUNE 14, 2004 AS INSTRUMENT NO. 2004-416918 OFFICIAL RECORDS, BEING DESCRIBED THEREIN AS FOLLOWS:

BEING A PORTION OF PARCEL 9 OF PARCEL MAP NO. 13021, IN THE CITY OF YUCAIPA, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 181 OF PARCEL MAPS, PAGES 24 TO 32, INCLUSIVE, RECORDS OF SAID COUNTY DESCRIBED THEREIN AS FOLLOWS:

ALL OF SAID PARCEL 9, EXCEPTING THEREFROM THAT PORTION OF SAID PARCEL 9 DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWESTERLY TERMINUS OF THAT CERTAIN COURSE IN THE NORTHEASTERLY LINE OF SAID PARCEL 9 SHOWN AS “N 62° 23’ 57” E 388.08” ON SAID PARCEL MAP NO. 13021; THENCE ALONG SAID NORTHEASTERLY LINE, NORTH 62° 23’ 57” EAST, 388.08 FEET; THENCE ALONG THE EASTERLY LINE OF SAID PARCEL 9, SOUTH 33° 38’ 42” EAST, 50.62 FEET TO A POINT ON THAT CERTAIN CURVE DESCRIBED AS CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 340.16 FEET, A CENTRAL ANGLE OF 51° 31’ 31”, AND AN ARC LENGTH OF 305.90 FEET IN THE NORTHWESTERLY LINE OF THAT CERTAIN EASEMENT TO THE SAN BERNARDINO COUNTY FLOOD CONTROL DISTRICT RECORDED JUNE 10, 2004 AS INSTRUMENT NO. 2004-411418 OFFICIAL RECORDS, RECORDS OF SAID COUNTY, A RADIAL LINE THROUGH SAID POINT BEARS SOUTH 34° 14’ 21” EAST; THENCE LEAVING SAID EASTERLY LINE OF SAID PARCEL 9 AND ALONG SAID NORTHWESTERLY LINE OF SAID EASEMENT, SOUTHWESTERLY 41.87 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 7° 03’ 06”; THENCE NON-TANGENT TO SAID CURVE, SOUTH 58° 12’ 31” WEST 326.72 FEET; THENCE CONTINUING ALONG SAID NORTHWESTERLY LINE, SOUTH 61° 34’ 32” WEST, 27.83 FEET TO A POINT ON THE SOUTHEASTERLY PROLONGATION OF THAT CERTAIN COURSE SHOWN AS “N 26° 04’ 42” WEST, 448.67” IN SAID NORTHEASTERLY LINE OF SAID PARCEL 9; THENCE LEAVING SAID NORTHWESTERLY LINE AND ALONG SAID PROLONGATION, NORTH 26°’04’ 42” WEST, 76.91 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS RIGHTS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN, GEOTHERMAL STEAM AND ALL PRODUCTS DERIVED FROM ANY OF THE FOREGOING, THAT MAY BE WITHIN OR UNDER THE PROPERTY, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING THEREFOR AND STORING IN AND REMOVING THE SAME FROM SAID PROPERTY OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THE PROPERTY, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE PROPERTY, AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, STORE, EXPLORE OR OPERATE THROUGH THE SURFACE OR THE UPPER 500 FEET OF THE SUBSURFACE OF THE PROPERTY BY DEED RECORDED AUGUST 3, 2004 AS INSTRUMENT NO. 2004 -555295 OFFICIAL RECORDS.

EXHIBIT B

COMMUNITY FACILITIES DISTRICT NO. 98-1

(CHAPMAN HEIGHTS)

OF THE CITY OF YUCAIPA

NOTICE OF SPECIAL TAX LIEN

[See Attachment]

RECORDED REQUEST OF WHEN RECORDED, MAIL TO: CITY CLERK CITY OF YUCAIPA 34272 YUCAIPA BOULEVARD YUCAIPA, CA 92399-9950

NOTICE OF SPECIAL TAX LIEN

Pursuant to the requirements of Section 3114.5 of the Streets and Highways Code and Section 53328.3 of the Government Code, the undersigned clerk of the legislative body of the City of Yucaipa, State of California, hereby gives notice that a lien to secure payment of a special tax is hereby imposed by the City Council of the City of Yucaipa, County of San Bernardino, State of California. The special tax secured by this lien is authorized to be levied for the purpose of paying principal of and interest due and payable on any of the bonds of the District, to pay directly for the acquisition or construction of authorized public facilities which include streets and street facilities, traffic signals, domestic and reclaimed water storage, transmission and distribution facilities, sewage and wastewater collection and transmission facilities, storm drainage facilities, flood control facilities, utilities, and appurtenances in connection therewith, and providing moneys needed to create and replenish reserve funds.

The special tax is authorized to be levied within Community Facilities District No. 98-1 of the City of Yucaipa which has now been officially formed, and the lien of the special tax is a continuing lien which shall secure each annual levy of the special tax and which shall continue in force and effect until the special tax obligation is prepaid, permanently satisfied, and canceled in accordance with law or until the special tax ceases to be levied and a notice of cessation of special tax is recorded in accordance with Section 53330.5 of the Government Code.

The rate, method of apportionment, and manner of collection of the authorized special tax is as follows:

RATE AND METHOD OF APPORTIONMENT OF SPECIAL TAX

INTRODUCTION

Special taxes shall be levied on all Assessor’s Parcels in Community Facilities District No. 98-1 (Chapman Heights) of the City of Yucaipa (the “District”), in accordance with the rates and method of apportionment of special taxes as described below.

A.	Definitions.

The following terms shall have the meaning specified below:

Acre or Acreage: The area of an Assessor’s Parcel shown on the latest map of the County Assessor, or if the area of an Assessor’s Parcel is not shown on such a map, then the area shall be as shown on a current recorded tract map, recorded lot line adjustment, record of survey or other recorded document creating or describing an Assessor’s Parcel. If the preceding maps or documents are not available, then the area will be determined by the Administrator.

Act: Mello-Roos Community Facilities Act of 1982, being Chapter 2.5 (commencing with Section 53311) of Part 1 of Division 2 of Title 5 of the Government Code of the State of California.

Administrator: The office, department or bureau of the City, designated by the City Council, which shall be responsible for annually preparing the roll of special tax obligations by assessor’s parcels number on nonexempt property within the District and which will be responsible for estimating future tax levies.

Alternate Maximum Special Tax: An amount equal to $0.15 per square foot of land within an Assessor’s Parcel.

Annual Special Tax Levy: The aggregate amount of special taxes to be levied in any Fiscal Year to (i) pay principal of and interest due and payable on any of the Bonds of the District, including any past due principal or interest, and the cost of the registration, transfer, exchange, credit enhancement, and rating of such Bonds, and/or to pay directly for the acquisition or construction of authorized public facilities, (ii) establish or replenish the required amount in any reserve fund for the Bonds, and (iii) pay administrative expenses of the City estimated to be incurred during the Fiscal Year in connection with the levy and collection of special taxes. Items (i) through (iii) shall be reduced by available amounts which the Administrator determines are expected to become available to pay for items described in (i), (ii) or (iii), including without limitation the investment earnings on Bond proceeds which are expected to become available.

Assessor’s Parcel: A parcel of land in the District designated and assigned a discrete identifying number on a map of the County Assessor of the County of San Bernardino.

Bonds: All bonds and parity bonds authorized to be issued by the District.

Commercial Property: The Acreage of an Assessor’s Parcel of Developed Property within the District, which has been issued a building permit for commercial use other than uses consistent with golf course and related facilities, including but not limited to clubhouse, restroom and maintenance buildings.

Developed Property: Each Assessor’s Parcel in the District for which a building permit has been issued prior to January 1 preceding any Fiscal Year, excluding Golf Course Property.

Escrow Fund: The fund by this name established by any Bond indentures entered into by the District, created for the purpose of future disbursement of escrowed bond proceeds for acquisition or construction of District facilities, if and when the District can meet certain tests as fully described in the Bond indenture(s).

Exempt Property: Assessor’s Parcels of Undeveloped Property totaling up to 262 acres that are conveyed to a public agency which are exempt from the levy of ad valorem taxes, and not otherwise subject to tax under Government Code Section 53340.1; or which are utilized for public utility purposes and which are not occupied on a regular basis by employees of the utility; or designated as common area to be maintained by an association; or which have no intrinsic value upon foreclosure as determined by the Administrator, such as sliver parcels at entries and perimeter landscape parcels can become classified as Exempt Property. Subsequent to the classification of 262 acres, no subsequent Undeveloped Property may be classified as Exempt Property until the special tax for such Assessor’s Parcel is prepaid pursuant to Section G herein.

Fiscal Year: The period beginning on July 1 and ending on the following June 30.

Golf Course Property: The Acreage of an Assessor’s Parcel(s) within the District which is designated for golf course use and identified as Parcel M of Tract No. 13021.

Land Use Category: A classification of property specified in Section B below.

Maximum Special Tax Rate: The maximum special tax rate specified in Section C that may be levied upon Assessor’s Parcels within each Land Use Category within the District.

Other Property: The Acreage of any Assessor’s Parcel of Developed Property within the District, and the zoning and use of which is not Residential, Commercial, Golf Course Property or Exempt Property.

Residential Property: The Acreage of an Assessor’s Parcel of Developed Property within the District, which has been issued a building permit for residential use.

Undeveloped Property: Assessor’s Parcels not classified as Developed Property, Golf Course Property or Exempt Property.

B.	Land Use Categories and Classification of Property.

As of July 1 of each Fiscal Year, commencing with July 1, 1999, using the definitions in Section A above, the City shall cause each Assessor’s Parcel in the District to be classified into one of the Land Use Categories shown below. The square footage of structures assigned to Land Use Categories 1 through 6 shall be the gross square footage reflected on the building permit(s).

Land Use Category 1 – Residential Property of a single family detached residence with square footage improvements greater than 3,400 square feet

Land Use Category 2 – Residential Property of a single family detached residence with square footage improvements from 3,399 to 2,750 square feet

Land Use Category 3 – Residential Property of a single family detached residence with square footage improvements from 2,749 to 1,900 square feet

Land Use Category 4 – Residential Property of a single family detached residence with square footage improvements less than 1,900 square feet

Land Use Category 5 – Residential Property of a single family attached residence or multi-family residence

Land Use Category 6 – Commercial Property

Land Use Category 7 – Other Property

Land Use Category 8 – Golf Course Property

Land Use Category 9 – Undeveloped Property

Land Use Category 10 – Exempt Property

C.	Maximum Special Tax Rate.

The Maximum Special Tax Rate for each Assessor’s Parcel in Land Use Categories 1 through 5 shall be the greater of (i) the amount derived by multiplying the square footage of such Assessor’s Parcel by the Alternate Maximum Special Tax or (ii) the amount specified in Table 1.

The Maximum Special Tax Rate for each Assessor’s Parcel in Land Use Category 6 shall be the greater of (i) the amount derived by multiplying the square footage of such Assessor’s Parcel by the Alternate Maximum Special Tax or (ii) the amount determined by multiplying the square footage of the building or buildings to be constructed on the Assessor’s Parcel times the per square foot rate for Land Use Category 6 specified in Table 1.

The Maximum Special Tax Rate for each Assessor’s Parcel in Land Use Categories 7 through 9 shall be the amount derived by multiplying the Acreage of such Assessor’s Parcel by the respective per acre rate for Land Use Categories 7 through 9 specified in Table 1. Property classified as Land Use Category 10 shall be exempt from Special Taxes.

Table 1 — Maximum Special Tax Rate Summary

Land Use Category	Property Type	Square Footage of Improvements	Special Tax Rate
1	Residential - Single Family Detached	More than 3,400 Sq. Ft.	$1,880.00	Per Unit
2	Residential - Single Family Detached	3,399 to 2,750 Sq. Ft	$1,710.00	Per Unit
3	Residential- Single Family Detached	2,749 to 1,900 Sq. Ft	$1,140.00	Per Unit
4	Residential - Single Family Detached	Less than 1,900 Sq. Ft.	$781 .00	Per Unit
5	Residential - Single Family Attached or Multi-Family		$459.00	Per Unit
6	Commercial		$0.65	Per Sq. Ft.
7	Other		$6,320.00	Per Acre
8	Golf Course		$813.00	Per Acre
9	Undeveloped		$6,230.00	Per Acre
10	Exempt		$0.00

Method of Apportionment of Special Taxes.

1.	As of July 1 of each Fiscal Year, commencing with July 1, 1999, all Assessor’s Parcels within the District shall be assigned to one of the Land Use Categories specified in Section B.

2.	The City Council shall determine the Annual Special Tax Levy for each Fiscal Year.

3.	The City Council shall levy the special taxes for each Fiscal Year in an amount which the City Council determines will be necessary to produce revenues equal to the Annual Special Tax Levy for the respective Fiscal Year, commencing on July 1, 1999. In calculating the amount to be levied to produce the Annual Special Tax Levy, the City Council shall assume that any Assessor’s Parcel which remains delinquent in the payment of special taxes as of the last day of the prior Fiscal Year will also be delinquent in the current Fiscal Year. The City Council shall levy the special taxes as follows:

a.	Levy the special tax upon Developed Property and Undeveloped Property in equal percentages up to the following rates: (i) for Developed Property, 91 percent of the Maximum Special Tax Rate in accordance with the

specific	Land Use Categories shown in Table 1; (ii) for Undeveloped Property, $ 1,300 per acre.

b.	If additional monies are needed to meet the Annual Special Tax Levy, then the special tax shall be levied proportionately on each parcel of Undeveloped Property up to $3,190 par acre.

c.	If additional monies are needed to meet the Annual Special Tax Levy, then the levy of special tax on Developed Property and Undeveloped Property shall be increased in equal percentages up to 100% of the Maximum Special Tax Rate in accordance with the specific Land Use Categories shown in Table 1.

d.	If additional monies are needed to meet the Annual Special Tax Levy, then the levy of the special tax on each Assessor’s Parcel of Developed Property whose Maximum Special Tax is determined by the application of the Alternate Maximum Special Tax shall be increased in equal percentages up to the Alternate Maximum Special Tax for such Assessor’s Parcel.

e.	If additional monies are needed to meet the Annual Special Tax Levy, then the special tax shall be levied on Golf Course Property up to $813 per acre.

Notwithstanding the foregoing, in no event will the Special Tax levied against any Assessor’s Parcel of Residential Property be increased as a consequence of delinquency or default by the owner of any other parcel or parcels by more than 10 percent.

E.	Duration of Levy of Special Tax.

In no event shall the Annual Special Tax Levy be levied upon an Assessor’s Parcel of Residential Property subsequent to Fiscal Year 2048/2049.

F.	Manner of Collection of Special Taxes.

The special taxes which shall be levied in each Fiscal Year shall be collected in the same manner as ordinary ad valorem property taxes are collected and shall be subject to the same penalties and the same procedure, sale, and lien priority in case of delinquency as is provided for ad valorem taxes. The special taxes when levied shall be secured by the lien imposed pursuant to Sections 3114.5 and 3115.5 of the Streets and Highways Code. This lien shall be a continuing lien and shall secure each levy of special taxes. The lien of the special taxes shall continue in force and effect until the special tax obligation is prepaid, permanently satisfied, and canceled in accordance with Section 53344 of the Government Code or until the special taxes cease to be levied in the manner provided by Section 53330.5 of the Government Code and all previously levied special taxes have been paid.

Conditions under which the obligation to pay the special tax may be prepaid and permanently satisfied and the lien of the special tax canceled are as follows:

G.	Discharge of Special Tax Obligation

Any owner of Developed Property or any Assessor’s Parcel to be classified as Exempt Property as a result of the prepayment of the special tax obligation may discharge the special tax obligation on such Assessor’s Parcel in full by making payment as follows:

1.	If all Bonds of the District have not been issued, compute the present value of the remaining payments of the Annual Special Tax Levy, utilizing a term determined in accordance with Section E above, at a rate determined by the Administrator, using the Maximum Special Tax Rate for the parcel;

If the City Council determines that no additional Bonds of the District will be issued, compute the present value of the remaining payments of the Annual Special Tax Levy using (i) the lesser of the remaining term of the outstanding Bonds or the years remaining in which the special tax may be levied in accordance with Section E above, (ii) the weighted average coupon rate of all outstanding Bonds, and (iii) the Maximum Special Tax Rate for the parcel;

2.	To the result of above Section 1 add;

i)	call premium as required in the Bond instrument(s);

ii)	interest on the amount determined in Section 1, at the applicable bond rate for each year, if any, to the next bond call date upon which Bonds may be optionally redeemed;

iii)	unpaid special taxes which have been entered on the County of San Bernardino Assessor’s roll;

iv)	an administrative fee determined by the Administrator as necessary to cover any costs related to the discharge of the special tax obligation; and

v)	subtract the parcel’s pro rata share of any Bond reserve fund as determined by the Administrator.

3.	To the result of 1. and 2. subtract the interest earnings to be generated at the reinvestment rate as determined by the Administrator, from the discharge date to the next bond call date upon which Bonds may be optionally redeemed.

H.	Release of Lien for Golf Course Property

The Golf Course Property may be relieved permanently from the obligation to pay future Annual Special Tax Levies. An owner(s) of Golf Course Property intending to relieve such property permanently from the obligation to pay the District Annual Special Tax Levy, shall provide the District with written notice of such intent. The District will accept such written notices through February 1 of each Fiscal Year. The relief of Golf Course Property of the obligation to pay the District Annual Special Tax Levy will be effective in the Fiscal Year following the Fiscal Year in which such request is made, provided the conditions of this Section H are met. Requests to be relieved may be withdrawn at any time pursuant to a written request submitted to the District.

Within 30 days of receipt of such written notice, the District shall notify such owner(s) of the estimated cost of the analysis required to determine if the Golf Course Property may be relieved of the obligation to pay the District Annual Special Tax Levy in future years. Upon receipt of a deposit in the amount of the above estimate, the City will proceed with the analysis set forth in this Section H.

The obligation of the Golf Course Property to pay its portion of the District Annual Special Tax Levy in future years will be deemed prepaid and permanently satisfied and shall be relieved if the City Manager and the District’s fiscal agent have received the certificate of an independent financial consultant that certifies the following:

(i)	No Tax Defaults. That there are no defaults in the payment of any ad valorem real property taxes or special taxes or special assessments levied on the subject Golf Course Property being considered for the release of lien or other parcels owned by, or under option to the Golf Course Property owner or its Affiliates (as defined below), as shown on the records available to the City from the County Tax Collector, or as known by the City Manager (without independent investigation) to be owned or under option to the Golf Course Property owner or its Affiliates. An Affiliate of the Golf Course Property owner would be a person, firm, corporation, partnership, association, trust, public body or other entity that is 25 percent directly or indirectly owned or controlled whether beneficially or as a trustee, guardian or other fiduciary by the Golf Course Property owners executive officers, directors, joint venturers and general partners, excluding the City of Yucaipa.

(ii)	Value-to-Lien Ratio. That (a) the District Value (as defined below) is at least four (4) times the Direct and Overlapping Debt (as defined below), and (b) the Value of the Undeveloped Property (as defined below) is at least three times the Direct and Overlapping Debt allocable to such parcels of Undeveloped Property. For purposes hereof, “Direct and Overlapping Debt” means the sum of (x) the aggregate principal amount of the outstanding District Bonds excluding the principal amount of Bonds that will remain in the Escrow Fund, plus (y) the aggregate principal amount of all unpaid assessments levied on parcels of land within the District and pledged to secure the repayment of assessment bonds, if any, plus (z) a portion of the principal amount of other community facilities district bonds then outstanding and payable at least partially from special taxes to be levied on parcels of land within the District (the “Other CFD Bonds”) equal to the aggregate principal amount of the Other CFD Bonds multiplied by a fraction the numerator of which is the amount of special taxes levied for the Other CFD Bonds on parcels within the District and the denominator of which is the total amount of special taxes levied for the Other CFD Bonds on all parcels of land, based upon information from the most recently available Fiscal Year (the sum of (x), (y) and (z) being, collectively, the “Direct and Overlapping Debt”).

The Direct and Overlapping Debt allocable to the parcels of Undeveloped Property will be the sum of i) any assessment liens on such parcels plus ii) the portion of the principal amount of the District Bonds attributable to such parcels which will be calculated by multiplying the aggregate principal amount of the Bonds (excluding the principal amount of Bonds remaining in the Escrow Fund) by a fraction the numerator of which is the maximum Annual Special Tax Levy possible on such parcels in the most recent Fiscal Year and the denominator of which is the maximum Annual Special Tax Levy in the most recent Fiscal Year on all taxable parcels of land within the District plus iii) the portion of the principal amount of the Other CFD Bonds attributable to such parcels which will be calculated by multiplying the District’s share of the aggregate principal amount of the Other CFD Bonds by a fraction the numerator of which is the amount of the special taxes levied on such parcels for the Other CFD Bonds and the denominator of which is the total amount of special taxes levied on all parcels in the District, based on information available in the most recent Fiscal Year.

For purposes hereof, “District Value” means the market value, as of the date of the appraisal described below, of all parcels of real property in the District subject to the Annual Special Tax Levy excluding the Golf Course Property proposed to be relieved of its lien, and not delinquent in the payment of any special taxes then due and owing, excepting only parcels in the District occupied by homeowners at the time the delinquency occurred, and as determined by reference to (i) an appraisal performed, within ninety (90) days preceding the date of the City Manager’s determination described in this Section H, by an MAI appraiser selected by the City and using a methodology for the valuation consistent with the appraisal commissioned in connection with the issuance of the District Bond(s) and which is acceptable to the City under its Policies and Procedures for Mello-Roos and Assessment Districts; provided, however, that for purposes of valuing any property in the District and for purposes of valuing the Golf Course Property, such appraisal must reasonably reflect the probability of completion of a working golf course, as well as the cost of construction to complete the golf course on the Golf Course Property, and provided further that the appraiser may assume the availability of funds to complete the golf course only to the extent such funds are irrevocably pledged to the payment of golf course costs associated with the Golf Course Property; or (ii) in the alternative, the assessed value of all such taxable parcels, including any improvements thereon, as shown on the then current County of San Bernardino Assessor’s property tax roll available to the City Manager.

For purposes hereof, the “Value of the Undeveloped Property” means the market value, determined pursuant to the appraisal or the assessed value as described above, of the taxable parcels of real property in the District for which a building permit has not been issued, excluding the Golf Course Property proposed to be relieved of its lien; provided, however, that the Value of the Undeveloped Property shall include parcels which have an appraised value which is less than 2.5 times the Direct and Overlapping Debt allocable to such parcels only to the extent such parcels, in the aggregate, are projected to be responsible for 10% or less of the annual special tax obligation for the term of the Bonds.

(iii)	Special Tax Coverage. That the maximum Special Taxes that may be levied on parcels of real property within the District subject to the levy of the Special Tax, based on the development status of each parcel as of the date of such certification, and excluding the Golf Course Property proposed to be relieved of its lien, is, during each Fiscal Year in which the District Bond(s) have principal and interest outstanding and payable from special tax proceeds, equal to or greater than 110% of the principal and interest due on the outstanding District Bond(s) (excluding amounts remaining in an Escrow Fund) in such Fiscal Year. No parcel may be included in the calculation of special tax coverage under this Subsection (iii) if there is, at the time of calculation, a default in the payment of any ad valorem real property taxes or District special taxes levied on such parcel.

Notice is further given that upon the recording of this notice in the office of the county recorder, the obligation to pay the special tax levy shall become a lien upon all nonexempt real property within Community Facilities District No. 98-1 in accordance with Section 3115.5 of the Streets and Highways Code.

The names of the owners and the assessor’s tax parcel numbers of the real property included within this community facilities district and not exempt from the special tax are as follows:

Owner Name	Assessor’s Parcel No.
CHAPMAN HEIGHTS, L.P.	0303-061-11
CHAPMAN HEIGHTS, L.P.	0303-071-36
CHAPMAN HEIGHTS, L.P.	0303-071-37
CHAPMAN HEIGHTS, L.P.	0303-071-38
CHAPMAN HEIGHTS, L.P.	0303-071-39
CHAPMAN HEIGHTS, L.P.	0303-082-06

CHAPMAN HEIGHTS, L.P.	0303-082-07
CHAPMAN HEIGHTS, L.P.	0303-082-08
CHAPMAN HEIGHTS, L.P.	0303-082-09
CHAPMAN HEIGHTS, L.P.	0303-082-10
CHAPMAN HEIGHTS, L.P.	0303-101-07
YUCAIPA VALLEY ACRES	0303-101-08
CHAPMAN HEIGHTS, L.P.	0303-101-10
YUCAIPA VALLEY ACRES	0303-101-11
YUCAIPA VALLEY ACRES	0303-101-12
CHAPMAN HEIGHTS, L.P.	0303-121-06
CHAPMAN HEIGHTS, L.P.	0303-121-07
CHAPMAN HEIGHTS, L.P.	0303-122-05
YUCAIPA VALLEY ACRES	0303-131-66
CHAPMAN HEIGHTS, L.P.	0303-131-67
CHAPMAN HEIGHTS, L.P.	0303-131-68
CHAPMAN HEIGHTS, L.P.	0303-131-69
CHAPMAN HEIGHTS, L.P.	0303-131-70
CHAPMAN HEIGHTS, L.P.	0303-131-71
CHAPMAN HEIGHTS, L.P.	0303-131-73
CHAPMAN HEIGHTS, L.P.	0303-142-18
CHAPMAN HEIGHTS, L.P.	0303-142-19
CHAPMAN HEIGHTS, L.P.	0303-151-30
CHAPMAN HEIGHTS, L.P.	0303-151-31

Reference is made to the boundary map of the community facilities district recorded at Book 72 of Assessment Maps at Page 4, Instrument No. 98309547, in the Office of the County Recorder for the County of San Bernardino, State of California which map is now the final boundary map of the community facilities district.

For further information concerning the current and estimated future tax liability of owners or purchasers of real property subject to this special tax lien, interested persons should contact:

Mr. Greg Franklin, Administrative Services Officer

City of Yucaipa

34272 Yucaipa Boulevard

Yucaipa, CA 92399-9950

Phone: (909) 797-2489, x 232

RECORDING REQUESTED BY:

CITY CLERK, CITY OF YUCAIPA

NOTICE OF SPECIAL TAX

YUCAIPA JOINT UNIFIED SCHOOL DISTRICT,

COMMUNITY FACILITIES DISTRICT NO. 1

TO:	THE PROSPECTIVE PURCHASER OF THE REAL PROPERTY DESCRIBED IN EXHIBIT A ATTACHED HERETO (THE “PROPERTY”)

THIS IS A NOTIFICATION TO YOU PRIOR TO YOUR ENTERING INTO A CONTRACT TO PURCHASE THE PROPERTY. THE SELLER IS REQUIRED TO GIVE YOU THIS NOTICE AND TO OBTAIN A COPY SIGNED BY YOU TO INDICATE THAT YOU HAVE RECEIVED AND READ A COPY OF THIS NOTICE.

(1) Each assessor’s parcel located on the Property (each, a “Parcel”) - and if a Parcel is subdivided, each assessor’s parcel of the newly subdivided Parcel - is subject to a special tax (“Special Tax”), which is in addition to the regular property taxes and any other charges, fees, special taxes, and benefit assessments that encumber such Parcel. The Special Tax may not be imposed on all parcels within the city or county where the Property is located. If you fail to pay the Special Tax on a Parcel when due each year, that Parcel may be foreclosed upon and sold. The Special Tax is used to provide public facilities or services that are likely to particularly benefit the Property. YOU SHOULD TAKE THE SPECIAL TAX AND THE BENEFITS FROM THE FACILITIES AND SERVICES FOR WHICH IT PAYS INTO ACCOUNT IN DECIDING WHETHER TO BUY THE PROPERTY.

(2) The Property you are purchasing is within Yucaipa Joint Unified School District, Community Facilities District No. 1 (the “CFD”) and is subject to Special Taxes levied pursuant to the Rate and Method of Apportionment of Special Tax (the “Rate and Method”), a copy of which is attached to the Notice of Special Tax Lien attached hereto as Exhibit B.

Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Rate and Method.

The following information is a summary of certain provisions of the Rate and Method and does not purport to be a full and complete summary of the Rate and Method. Please refer to the Rate and Method for additional information.

Maximum Special Tax Rates. Each Parcel of Taxable Property within the boundaries of the CFD will be subject to the Special Tax.

Under the Rate and Method, “Taxable Property” means any Existing Residential Dwelling Unit, Future Residential Dwelling Unit, and Future Commercial & Industrial Development.

“Existing Residential Dwelling Unit ” means any residential dwelling unit for which a building permit has been issued prior to the conclusion of the election for the formation of the CFD.

“Future Residential Dwelling Unit” means any residential dwelling unit for which a building permit is issued the following the date of the election for the formation of the CFD.

“Future Commercial and Industrial Development” means any commercial and industrial property for which a building permit is issued following the date of the election and the square footage is based upon the developable space as set forth in the building permit.

1

The Maximum Annual Tax, which may be levied each Parcel of the Property, will be based on the classification of each Parcel of the Property as either Existing Residential Dwelling Unit, Future Residential Dwelling Unit, or Future Commercial & Industrial Development.

The Maximum Annual Tax for each category of Taxable Property for the base year of fiscal year 1988-89 is as follows:

TABLE 1

Property Categories	Maximum Annual Tax Fiscal Year 1988-89

Existing Residential Dwelling Unit	Not to exceed $40.00 per year for 5 years

Future Residential Dwelling Unit	Tax A: Not to exceed $200.00 per year, not to exceed 25 years Tax B: Single payment of $1.53 per square foot, due and payable upon the issuance of a building permit

Future Commercial & Industrial Development	Tax C: Single payment of $0.25 per square foot of commercial and/or industrial development, due and payable upon the issuance of a building permit

Exempt Property - which is defined in the Rate and Method as any publicly-owned property, commercial and industrial property for which a building permit has been issued prior to the conclusion of the election for the formation of the CFD, and mobilehome parks - will not be subject to the Special Tax.

Escalators. The Maximum Annual Tax for an Existing Residential Dwelling Unit shown in Table 1 is not subject to annual adjustments.

The amount of the Maximum Annual Tax for a Future Residential Dwelling Unit and a Future Commercial & Industrial Development shown in Table 1 is subject to annual increases to reflect increases in the Building Cost Index of the Engineering News-Record, Los Angeles County, effective July 1 of each fiscal year.

The Maximum Annual Tax for a Future Residential Dwelling Unit and a Future Commercial & Industrial Development shown in Table 1 has increased on an annual basis since fiscal year 1988-1989, and the prospective purchaser of the Property should contact the Assistant Superintendent Business Services (at the telephone number listed below) to determine the Maximum Annual Tax for fiscal years 2009-2010 and beyond.

Once a building permit is issued for a Parcel, the amount of the Maximum Annual Tax for a Future Residential Dwelling Unit and a Future Commercial & Industrial Development shown in Table 1 for that Parcel shall not be subject to further increases.

Duration. The Maximum Special Tax will be levied each fiscal year for the length of time shown in Table 1 above.

2

Facilities. The authorized facilities that are being paid for by the Special Taxes, and by the money received from the sale of bonds, if any, that are being or will be repaid by the Special Taxes, may include elementary, intermediate, and high school educational facilities to be constructed to serve students in grades K through 12. These facilities may not yet have all been constructed or acquired and it is possible that some may never be constructed or acquired.

YOU MAY OBTAIN A COPY OF THE RESOLUTION OF FORMATION WHICH AUTHORIZED CREATION OF THE CFD AND WHICH SPECIFIES MORE PRECISELY HOW THE SPECIAL TAX IS APPORTIONED, AND HOW THE PROCEEDS OF THE SPECIAL TAX WILL BE USED, FROM THE ASSISTANT SUPERINTENDENT BUSINESS SERVICES, BY CALLING (909) 797-0174. THERE MAY BE A CHARGE FOR THIS DOCUMENT NOT TO EXCEED THE REASONABLE COST OF PROVIDING THE DOCUMENT.

I (WE) ACKNOWLEDGE THAT I (WE) HAVE READ THIS NOTICE AND RECEIVED A COPY OF THIS NOTICE PRIOR TO ENTERING INTO A CONTRACT TO PURCHASE OR DEPOSIT RECEIPT WITH RESPECT TO THE ABOVE REFERENCED PROPERTY. I (WE) UNDERSTAND THAT I (WE) MAY TERMINATE THE CONTRACT TO PURCHASE OR DEPOSIT RECEIPT WITHIN THREE DAYS AFTER RECEIVING THIS NOTICE IN PERSON OR WITHIN FIVE DAYS AFTER IT WAS DEPOSITED IN THE MAIL BY GIVING WRITTEN NOTICE OF THAT TERMINATION TO THE OWNER, SUBDIVIDER, OR AGENT SELLING THE PROPERTY.

DATE:	BUYER:

3

EXHIBIT A

YUCAIPA JOINT UNIFIED SCHOOL DISTRICT,

COMMUNITY FACILITIES DISTRICT NO. 1

DESCRIPTION OF THE PROPERTY

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF YUCAIPA, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL 4, AS PER PLAT ATTACHED TO CERTIFICATE OF COMPLIANCE NO. 03-183 A & B, RECORDED JUNE 14, 2004 AS INSTRUMENT NO. 2004-416918 OFFICIAL RECORDS, BEING DESCRIBED THEREIN AS FOLLOWS:

BEING A PORTION OF PARCEL 9 OF PARCEL MAP NO. 13021, IN THE CITY OF YUCAIPA, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 181 OF PARCEL MAPS, PAGES 24 TO 32, INCLUSIVE, RECORDS OF SAID COUNTY DESCRIBED THEREIN AS FOLLOWS:

ALL OF SAID PARCEL 9, EXCEPTING THEREFROM THAT PORTION OF SAID PARCEL 9 DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWESTERLY TERMINUS OF THAT CERTAIN COURSE IN THE NORTHEASTERLY LINE OF SAID PARCEL 9 SHOWN AS “N 62° 23’ 57” E 388,08” ON SAID PARCEL MAP NO. 13021; THENCE ALONG SAID NORTHEASTERLY LINE, NORTH 62° 23’ 57” EAST, 388.08 FEET; THENCE ALONG THE EASTERLY LINE OF SAID PARCEL 9, SOUTH 33° 38’ 42” EAST, 50.62 FEET TO A POINT ON THAT CERTAIN CURVE DESCRIBED AS CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 340.16 FEET, A CENTRAL ANGLE OF 51° 31’ 31”, AND AN ARC LENGTH OF 305.90 FEET IN THE NORTHWESTERLY LINE OF THAT CERTAIN EASEMENT TO THE SAN BERNARDINO COUNTY FLOOD CONTROL DISTRICT RECORDED JUNE 10, 2004 AS INSTRUMENT NO. 2004-411418 OFFICIAL RECORDS, RECORDS OF SAID COUNTY, A RADIAL LINE THROUGH SAID POINT BEARS SOUTH 34° 14’ 21” EAST; THENCE LEAVING SAID EASTERLY LINE OF SAID PARCEL 9 AND ALONG SAID NORTHWESTERLY LINE OF SAID EASEMENT, SOUTHWESTERLY 41.87 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 7° 03’ 06”; THENCE NON-TANGENT TO SAID CURVE, SOUTH 58° 12’ 31” WEST 326.72 FEET; THENCE CONTINUING ALONG SAID NORTHWESTERLY LINE, SOUTH 61° 34’ 32” WEST, 27.83 FEET TO A POINT ON THE SOUTHEASTERLY PROLONGATION OF THAT CERTAIN COURSE SHOWN AS “N 26° 04’ 42” WEST, 448.67” IN SAID NORTHEASTERLY LINE OF SAID PARCEL 9; THENCE LEAVING SAID NORTHWESTERLY LINE AND ALONG SAID PROLONGATION, NORTH 26°’04’ 42” WEST, 76.91 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS RIGHTS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN, GEOTHERMAL STEAM AND ALL PRODUCTS DERIVED FROM ANY OF THE FOREGOING, THAT MAY BE WITHIN OR UNDER THE PROPERTY, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING THEREFOR AND STORING IN AND REMOVING THE SAME FROM SAID PROPERTY OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THE PROPERTY, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE PROPERTY, AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, STORE, EXPLORE OR OPERATE THROUGH THE SURFACE OR THE UPPER 500 FEET OF THE SUBSURFACE OF THE PROPERTY BY DEED RECORDED AUGUST 3, 2004 AS INSTRUMENT NO. 2004-555295 OFFICIAL RECORDS.

EXHIBIT B

YUCAIPA JOINT UNIFIED SCHOOL DISTRICT,

COMMUNITY FACILITIES DISTRICT NO. 1

NOTICE OF SPECIAL TAX LIEN

[See Attachment]

RECORDED REQUEST OF WHEN RECORDED, RETURN TO: SECRETARY, BOARD OF EDUCATION YUCAIPA JOINT UNIFIED SCHOOL DISTRICT 12797 THIRD STREET YUCAIPA ,CA 92399	RECORDED IN OFFICIAL RECORDS 89 APR-4 AM 10:55 SAN BERNARDINO CO. CALIF.

NOTICE OF SPECIAL TAX LIEN

Pursuant to the requirements of Section 3114.5 of the Streets and Highways Code and Section 53328.1 of the Government Code, the undersigned SECRETARY of the legislative body of the YUCAIPA JOINT UNIFIED SCHOOL DISTRICT, COMMUNITY FACILITIES DISTRICT NO. 1. STATE OF CALIFORNIA, HEREBY GIVES NOTICE that a lien is hereby imposed to secure payment of a special tax which the Board of Education of the Yucaipa Joint Unified School District, Community Facilities District No. 1, Counties of San Bernardino and Riverside, State of California is authorized to annually levy for the following purpose:

To pay for certain public capital facilities, including the payment of principal and interest on bonde, said facilities generally described as follows:

Educational facilities to be constructed to serve students in grades K through 12. generally consisting of the following:

A.	Elementary schools to be constructed will also serve as neighborhood activity centers and recreational facilities;

B.	Intermediate schools to be constructed will also serve as neighborhood activity centers and recreational facilities;

C.	High school facilities to be constructed will also serve as neighborhood activity centers and recreational facilities;

The special tax is authorized to be levied within Community Facilities District No. 1. which has now been officially forced, and the lien of the special tax is a continuing lien which shall secure each annual levy of the special tax and which shall continue in force and effect until the special tax obligation is prepaid, permanently satisfied and cancelled in accordance of special tax is recorded in accordance with Section 53130.5 of the Government Code.

The rate and method of apportionment of the authorized special tax is as shown on the attached, referenced and incorporated Exhibit “A”, and the special tax shall be collected in the same manner as ordinary ad velorem property taxes are collected and shall be subject to the same penalties and the same procedure, sale and lien priority in case of delinquency as is provided for ad valoree taxes. Conditions under which the obligation to pay the special tax pay be prepaid and permanently satisfied and the lien of the special tax cancelled are as follows:

Any special tax may be prepaid and satisfied by the payment of the maximum present value of the special tax obligation.

Notice is further given that upon the recording of this notice in the office of the County Recorder, the obligation to pay the special tax levy shall become a lien upon all non-exempt real property within the District in accordance with Section 3115.5 of the Streets and Highways Code.

The names of the owner(s) of the real property included within this Community Facilities District in San Bernardino County as they appear on the last secured assessment roll as of the date of recording of this Notice and the Assessor’s tax parcel (s) numbers of all parcels or any portion thereof which are included within this Community Facilities District are as set forth attached. Referenced and incorporated Exhibit “B”.

Reference is made to the boundary map of the Community Facilities District recorded at Book 51, Page 65, Document No. Assessment Maps of Assessment and Community Facilities Districts in the office of the County Recorder for the County of San Bernardino, state of California, which map is now the final boundary map of the Community Facilities District.

For further information concerning the current and out lated future tax liability of owners or purchasers of final property subject to this special tax lien. Interested persons should contact the following designated person:

JOHN MALONS, ASSISTANT SUPERINTENDENT

BUSINESS SERVICES

YUCAIPA JOINT UNITED SCHOOL DISTRICT

12797 THIRD STREET

YUCAIPA, CA 92399

TELEPHONE, 17141 797-0174

DATED: March 21, 1989

SECRETARY BOARD OF EDUCATION YUCAIPA JOINT UNITED SCHOOL DISTRICT COMMUNITY FACILITIES DISTRICT NO.1 STATE OF CALIFORNIA

YUCAIPA JOINT UNIFIED SCHOOL DISTRICT

COMMUNITY FACILITIES DISTRICT NO. 1

EXHIBIT “A”

RATE AND METHOD OF APPORTIONMENT OF SPECIAL TAX

The Resolution of Intention refers to this Exhibit for an explanation of the rate and apportionment of the special tax so as to allow each landowner or resident within the proposed district to estimate the annual amount that would be required for payment. For particulars as to the rate and method of apportionment, see the following:

PROPERTY CATEGORIES AND MAXIMUM ANNUAL TAX

All taxable property (I, II and III below) within the boundaries of the proposed Community Facilities District shall be subject to annual special taxes upon the issuance of a building permit for a residential dwelling unit, said taxing categories and maximum annual tax rates being as follows:

	PROPERTY CATEGORIES	MAXIMUM ANNUAL TAX FISCAL YEAR 1988-89
I.	EXISTING RESIDENTIAL DWELLING UNIT	Not to exceed $40.00 per year for five years

II.	FUTURE RESIDENTIAL DWELLING UNIT	TAX A: Not to exceed $200.00 per year, not to exceed 25 years

TAX B: Single payment of $1.53 per square foot, due and payable upon the issuance of a building permit.

III.	FUTURE COMMERCIAL & INDUSTRIAL DEVELOPMENT	TAX C: Single payment of $0.25 per square foot of commercial and/or industrial development, due and payable upon the issuance of a building permit.

IV.	EXEMPT PROPERTY	All publicly-owned property, mobilehome parke and existing commercial and industrial property.

V.	TAX DEFERRED PROPERTY	Any property subject to an annual qualifying application and certification for a senior citizen.

ANNUAL TAX INCREASE

The above maximum special taxes for FUTURE RESIDENTIAL, COMMERCIAL AND INDUSTRIAL UNITS are applicable for fiscal year 1988-89, and are subject to annual increases to reflect increases in the Building Cost Index of the Engineering News-Record, Los Angeles County, effective July 1 of any fiscal year. Once a building permit has been issued, no further tax increases are applicable, and no escalation is authorized for EXISTING RESIDENTIAL DWELLING UNITS.

DEFINITIONS

“Existing Residential Dwelling Unit”: Any residential dwelling unit for which a building permit has been issued prior to the conclusion of the election for the formation of this Community Facilities District.

“Future Residential Dwelling Unit”: Any residential dwelling unit for which a building permit is issued following the date of the election for the formation of this Community Facilities District.

“Dwelling Unit”:  Any residential living unit, including but not limited to, a house, condominium, apartment unit, individual mobile home, townhouse, and/or other habitable unit with food preparation and bathroom Facilities.

“Future Commercial and Industrial Development”: Any commercial and industrial, Property for which a building permit is issued following the date of the election and the square footage is based upon the developable space as set forth in the building permit. Commercial and Industrial Development shall include all property in any commercial and/or industrial use as defined and set forth in the respective laws and Codes of the County of San Bernardino and/or Riverside. Including any utility property.

“Except Property”: All publicly owned property, existing commercial and industrial property, and mobilehouse parks.

“Tax Deferred Property”:   Certified senior citizen residence. Taxes for qualified senior citizens will annually be deferred upon annual applications and certification being made.

“Taxable Property”:  Any Existing Residential Dwelling Unit, Future Residential Dwelling Unit and Future Commercial & Industrial Development.

EXHIBIT H

ASSIGNMENT AND BILL OF SALE AGREEMENTS

[ATTACHED]

Exhibit H-1

Westpark Assignment and Bill of Sale Agreement

[Attached]

ASSIGNMENT AND BILL OF SALE

(Westpark)

THIS ASSIGNMENT AND BILL OF SALE (“Assignment and Bill of Sale”) is made as of the 28th day of June, 2012 (“Effective Date”), by and between COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company (“Seller”), and WILLIAM LYON HOMES, INC., a California corporation (“Buyer”), with reference to the following facts:

RECITALS

A. Seller and Buyer have entered into that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of June 28, 2012 (the “Purchase Agreement”), respecting the sale of, among other things, that certain portion of the Real Property commonly known as “Westpark” and described with more specificity in “Exhibit A” to the Purchase Agreement (the “Westpark Property”).

B. Under the Purchase Agreement, Seller is obligated to sell and convey to Buyer, among other things, all of Seller’s right, title and interest in and to the following: (i) all easements, rights of way, mineral rights, oil and gas rights, water, water rights, air rights, development rights and privileges appurtenant to the Land and/or Improvements and all other rights and interests appurtenant to the Land and/or Improvements, (ii) all tangible personal property located on or used in connection with the Westpark Property, including, without limitation, design concepts, guidelines and drawings, architectural plans and specifications, engineering studies, soils reports and cost data associated therewith, (iii) all rights, claims or other actions which Seller may have against any third party with respect to the Westpark Property and/or the assets transferred hereby (including all warranties, guaranties, indemnities and other similar rights relating to the Westpark Property and/or the assets transferred hereby), (iv) all unused fees, charges, contributions, credits, refunds or reimbursements, or rights to any of the foregoing, of any nature from the City of Las Vegas or any other Governmental Authority or private entity that may be applicable to or usable in lieu of any fees, assessments or other financial obligations paid or payable to a Governmental Authority or private entity for public or private facilities, parks or other improvements or amenities of any nature related to or concerning the Westpark Property, and (v) all Entitlements related to or concerning the Westpark Property (items (i) through (v) collectively, “Assigned Property”); provided, however, that the term “Assigned Property” shall specifically exclude: (A) all rights and remedies retained by Seller (and not assigned to Buyer) pursuant to Paragraph 15 (a) of the Purchase Agreement, (B) all rights and remedies under the contracts and agreements relating to the Westpark Property which are not otherwise being assigned to Buyer pursuant to that certain Assignment and Assumption Agreement—Contracts and Agreements of even date herewith and (C) any rights, claims or other actions which the Seller may have against any third party as described in (iii) above, to the extent they are rights, claims or actions against Buyer or any of Buyer’s Representatives.

C. Unless otherwise defined herein, all initially-capitalized terms used in this Assignment and Bill of Sale shall have the same meanings as ascribed to such terms in the Purchase Agreement.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer agree as follows:

1. Transfer and Assignment. Seller hereby transfers, assigns, conveys and delivers to Buyer all of Seller’s right, title and interest in and to the Assigned Property, and Buyer hereby accepts such transfer, assignment, conveyance and delivery.

2. Representations and Warranties. Seller hereby represents and warrants to Buyer that Seller has not previously assigned any of its right, title and/or interest in and to the Assigned Property (or any portion thereof).

3. Further Assurances. Seller and Buyer each agree to do such further acts and things and to execute and deliver such additional agreements and instruments as may reasonably be required to consummate, evidence or confirm the assignments, assumptions and agreements contained herein.

4. Governing Law. The Laws of the State of California shall govern the validity, enforcement, and interpretation of this Assignment and Bill of Sale, irrespective of any other choice of law rules.

5. Attorneys’ Fees. Should any dispute arise between the parties hereto or their legal representatives, successors or assigns concerning any provision of this Assignment or the rights and duties of any person in relation thereto, the party prevailing in such dispute shall be entitled, in addition to such other relief that may be granted, to receive from the other party all costs and expenses, including reasonable attorneys’ fees, incurred by the prevailing party in connection with such dispute.

6. Entire Agreement; Amendment. This Assignment and Bill of Sale, together with the other written agreements referred to herein, is the parties’ complete and final expression of their agreement with respect to the subject matter hereof, and is intended as the complete and exclusive statement of the terms of the agreement between the parties. As such, this Assignment and Bill of Sale supersedes any prior understandings between the parties, whether oral or written, with respect the subject matter hereof; provided, however, that this Assignment and Bill of Sale is executed and delivered in furtherance of the Purchase Agreement, and is subject to the representations, warranties, covenants, agreements, and other provisions thereof. This Assignment and Bill of Sale may not be modified or amended except by a writing executed by Seller and Buyer. No waiver by any party of a Default by the other party shall be construed or held to be a waiver of any succeeding or preceding Default. No waiver of any Default by a party shall be implied from an omission by such party to take any action on account of such Default if such Default persists or is repeated, and no express waiver shall affect a Default other than as specified in such waiver.

7. Successors and Assigns. This Assignment and Bill of Sale shall be be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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8. Unenforceable Provisions. In the event that any provision of this Assignment and Bill of Sale shall be unenforceable or inoperative as a matter of law, the remaining provisions shall remain in full force and effect.

9. Counterparts. This Assignment and Bill of Sale may be executed in several counterparts, each of which shall be fully effective as an original and all of which together shall constitute one and the same instrument. Original signatures or signatures transmitted by facsimile machine, photographic copy or reproduction in a digital medium shall be treated as originals.

[Signature Page Follows]

3

IN WITNESS WHEREOF, Buyer and Seller have executed this Assignment and Bill of Sale as of the Effective Date.

BUYER: COLFIN WLH LAND ACQUISITIONS, LLC a Delaware limited liability company

By:	/s/ Mark M. Hedstrom
Name:	Mark M. Hedstrom
Its:	Vice President

SELLER: WILLIAM LYON HOMES, INC. a California corporation

By:	/s/ Richard S. Robinson
Name:	Richard S. Robinson
Its:	Senior Vice President

By:	/s/ Colin T. Severn
Name:	Colin T. Severn
Its:	Vice President Chief Financial Officer

[Signature Page for Assignment and Bill of Sale]

Exhibit H-2

Mesa Canyon Assignment and Bill of Sale Agreement

[Attached]

ASSIGNMENT AND BILL OF SALE

(Mesa Canyon)

THIS ASSIGNMENT AND BILL OF SALE (“Assignment and Bill of Sale”) is made as of the 28th day of June, 2012 (“Effective Date”), by and between COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company (“Seller”), and WILLIAM LYON HOMES, INC., a California corporation (“Buyer”), with reference to the following facts:

RECITALS

A. Seller and Buyer have entered into that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of June 28, 2012 (the “Purchase Agreement”), respecting the sale of, among other things, that certain portion of the Real Property commonly known as “Mesa Canyon” and described with more specificity in “Exhibit A” to the Purchase Agreement (the “Mesa Canyon Property”).

B. Under the Purchase Agreement, Seller is obligated to sell and convey to Buyer, among other things, all of Seller’s right, title and interest in and to the following: (i) all easements, rights of way, mineral rights, oil and gas rights, water, water rights, air rights, development rights and privileges appurtenant to the Land and/or Improvements and all other rights and interests appurtenant to the Land and/or Improvements, (ii) all tangible personal property located on or used in connection with the Mesa Canyon Property, including, without limitation, design concepts, guidelines and drawings, architectural plans and specifications, engineering studies, soils reports and cost data associated therewith, (iii) all rights, claims or other actions which Seller may have against any third party with respect to the Mesa Canyon Property and/or the assets transferred hereby (including all warranties, guaranties, indemnities and other similar rights relating to the Mesa Canyon Property and/or the assets transferred hereby), (iv) all unused fees, charges, contributions, credits, refunds or reimbursements, or rights to any of the foregoing, of any nature from the City of Las Vegas or any other Governmental Authority or private entity that may be applicable to or usable in lieu of any fees, assessments or other financial obligations paid or payable to a Governmental Authority or private entity for public or private facilities, parks or other improvements or amenities of any nature related to or concerning the Mesa Canyon Property, and (v) all Entitlements related to or concerning the Mesa Canyon Property (items (i) through (v) collectively, “Assigned Property”); provided, however, that the term “Assigned Property” shall specifically exclude: (A) all rights and remedies retained by Seller (and not assigned to Buyer) pursuant to Paragraph 15(a) of the Purchase Agreement, (B) all rights and remedies under the contracts and agreements relating to the Mesa Canyon Property which are not otherwise being assigned to Buyer pursuant to that certain Assignment and Assumption Agreement—Contracts and Agreements of even date herewith and (C) any rights, claims or other actions which the Seller may have against any third party as described in (iii) above, to the extent they are rights, claims or actions against Buyer or any of Buyer’s Representatives.

C. Unless otherwise defined herein, all initially-capitalized terms used in this Assignment and Bill of Sale shall have the same meanings as ascribed to such terms in the Purchase Agreement.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer agree as follows:

1. Transfer and Assignment. Seller hereby transfers, assigns, conveys and delivers to Buyer all of Seller’s right, title and interest in and to the Assigned Property, and Buyer hereby accepts such transfer, assignment, conveyance and delivery.

2. Representations and Warranties. Seller hereby represents and warrants to Buyer that Seller has not previously assigned any of its right, title and/or interest in and to the Assigned Property (or any portion thereof).

3. Further Assurances. Seller and Buyer each agree to do such further acts and things and to execute and deliver such additional agreements and instruments as may reasonably be required to consummate, evidence or confirm the assignments, assumptions and agreements contained herein.

4. Governing Law. The Laws of the State of California shall govern the validity, enforcement, and interpretation of this Assignment and Bill of Sale, irrespective of any other choice of law rules.

5. Attorneys’ Fees. Should any dispute arise between the parties hereto or their legal representatives, successors or assigns concerning any provision of this Assignment or the rights and duties of any person in relation thereto, the party prevailing in such dispute shall be entitled, in addition to such other relief that may be granted, to receive from the other party all costs and expenses, including reasonable attorneys’ fees, incurred by the prevailing party in connection with such dispute.

6. Entire Agreement; Amendment. This Assignment and Bill of Sale, together with the other written agreements referred to herein, is the parties’ complete and final expression of their agreement with respect to the subject matter hereof, and is intended as the complete and exclusive statement of the terms of the agreement between the parties. As such, this Assignment and Bill of Sale supersedes any prior understandings between the parties, whether oral or written, with respect the subject matter hereof; provided, however, that this Assignment and Bill of Sale is executed and delivered in furtherance of the Purchase Agreement, and is subject to the representations, warranties, covenants, agreements, and other provisions thereof. This Assignment and Bill of Sale may not be modified or amended except by a writing executed by Seller and Buyer. No waiver by any party of a Default by the other party shall be construed or held to be a waiver of any succeeding or preceding Default. No waiver of any Default by a party shall be implied from an omission by such party to take any action on account of such Default if such Default persists or is repeated, and no express waiver shall affect a Default other than as specified in such waiver.

7. Successors and Assigns. This Assignment and Bill of Sale shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

8. Unenforceable Provisions. In the event that any provision of this Assignment and Bill of Sale shall be unenforceable or inoperative as a matter of law, the remaining provisions shall remain in full force and effect.

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9. Counterparts. This Assignment and Bill of Sale may be executed in several counterparts, each of which shall be fully effective as an original and all of which together shall constitute one and the same instrument. Original signatures or signatures transmitted by facsimile machine, photographic copy or reproduction in a digital medium shall be treated as originals.

[Signature Page Follows]

3

IN WITNESS WHEREOF, Buyer and Seller have executed this Assignment and Bill of Sale as of the Effective Date.

BUYER: COLFIN WLH LAND ACQUISITIONS, LLC a Delaware limited liability company

By:	/s/ Mark M. Hedstrom
Name:	Mark M. Hedstrom
Its:	Vice President

SELLER: WILLIAM LYON HOMES, INC. a California corporation

By:	/s/ Richard S. Robinson
Name:	Richard S. Robinson
Its:	Senior Vice President

By:	/s/ Colin T. Severn
Name:	Colin T. Severn
Its:	Vice President Chief Financial Officer

[Signature Page for Assignment and Bill of Sale]

Exhibit H-3

Tierra Este Assignment and Bill of Sale Agreement

[Attached]

ASSIGNMENT AND BILL OF SALE

(Tierra Este)

THIS ASSIGNMENT AND BILL OF SALE (“Assignment and Bill of Sale”) is made as of the 28th day of June, 2012 (“Effective Date”), by and between COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company (“Seller”), and WILLIAM LYON HOMES, INC., a California corporation (“Buyer”), with reference to the following facts:

RECITALS

A. Seller and Buyer have entered into that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of June 28, 2012 (the “Purchase Agreement”), respecting the sale of, among other things, that certain portion of the Real Property commonly known as “Tierra Este” and described with more specificity in “Exhibit A” to the Purchase Agreement (the “Tierra Este Property”).

B. Under the Purchase Agreement, Seller is obligated to sell and convey to Buyer, among other things, all of Seller’s right, title and interest in and to the following: (i) all easements, rights of way, mineral rights, oil and gas rights, water, water rights, air rights, development rights and privileges appurtenant to the Land and/or Improvements and all other rights and interests appurtenant to the Land and/or Improvements, (ii) all tangible personal property located on or used in connection with the Tierra Este Property, including, without limitation, design concepts, guidelines and drawings, architectural plans and specifications, engineering studies, soils reports and cost data associated therewith, (iii) all rights, claims or other actions which Seller may have against any third party with respect to the Tierra Este Property and/or the assets transferred hereby (including all warranties, guaranties, indemnities and other similar rights relating to the Tierra Este Property and/or the assets transferred hereby), (iv) all unused fees, charges, contributions, credits, refunds or reimbursements, or rights to any of the foregoing, of any nature from the City of North Las Vegas or any other Governmental Authority or private entity that may be applicable to or usable in lieu of any fees, assessments or other financial obligations paid or payable to a Governmental Authority or private entity for public or private facilities, parks or other improvements or amenities of any nature related to or concerning the Tierra Este Property, and (v) all Entitlements related to or concerning the Tierra Este Property (items (i) through (v) collectively, “Assigned Property”); provided, however, that the term “Assigned Property” shall specifically exclude: (A) all rights and remedies retained by Seller (and not assigned to Buyer) pursuant to Paragraph 15(a) of the Purchase Agreement, (B) all rights and remedies under the contracts and agreements relating to the Tierra Este Property which are not otherwise being assigned to Buyer pursuant to that certain Assignment and Assumption Agreement—Contracts and Agreements of even date herewith, and (C) any rights, claims or other actions which the Seller may have against any third party as described in (iii) above, to the extent they are rights, claims or actions against Buyer or any of Buyer’s Representatives.

C. Unless otherwise defined herein, all initially-capitalized terms used in this Assignment and Bill of Sale shall have the same meanings as ascribed to such terms in the Purchase Agreement.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer agree as follows:

1. Transfer and Assignment. Seller hereby transfers, assigns, conveys and delivers to Buyer all of Seller’s right, title and interest in and to the Assigned Property, and Buyer hereby accepts such transfer, assignment, conveyance and delivery.

2. Representations and Warranties. Seller hereby represents and warrants to Buyer that Seller has not previously assigned any of its right, title and/or interest in and to the Assigned Property (or any portion thereof).

3. Further Assurances. Seller and Buyer each agree to do such further acts and things and to execute and deliver such additional agreements and instruments as may reasonably be required to consummate, evidence or confirm the assignments, assumptions and agreements contained herein.

4. Governing Law. The Laws of the State of California shall govern the validity, enforcement, and interpretation of this Assignment and Bill of Sale, irrespective of any other choice of law rules.

5. Attorneys’ Fees. Should any dispute arise between the parties hereto or their legal representatives, successors or assigns concerning any provision of this Assignment or the rights and duties of any person in relation thereto, the party prevailing in such dispute shall be entitled, in addition to such other relief that may be granted, to receive from the other party all costs and expenses, including reasonable attorneys’ fees, incurred by the prevailing party in connection with such dispute.

6. Entire Agreement; Amendment. This Assignment and Bill of Sale, together with the other written agreements referred to herein, is the parties’ complete and final expression of their agreement with respect to the subject matter hereof, and is intended as the complete and exclusive statement of the terms of the agreement between the parties. As such, this Assignment and Bill of Sale supersedes any prior understandings between the parties, whether oral or written, with respect the subject matter hereof; provided, however, that this Assignment and Bill of Sale is executed and delivered in furtherance of the Purchase Agreement, and is subject to the representations, warranties, covenants, agreements, and other provisions thereof. This Assignment and Bill of Sale may not be modified or amended except by a writing executed by Seller and Buyer. No waiver by any party of a Default by the other party shall be construed or held to be a waiver of any succeeding or preceding Default. No waiver of any Default by a party shall be implied from an omission by such party to take any action on account of such Default if such Default persists or is repeated, and no express waiver shall affect a Default other than as specified in such waiver.

7. Successors and Assigns. This Assignment and Bill of Sale shall be be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

8. Unenforceable Provisions. In the event that any provision of this Assignment and Bill of Sale shall be unenforceable or inoperative as a matter of law, the remaining provisions shall remain in full force and effect.

2

9. Counterparts. This Assignment and Bill of Sale may be executed in several counterparts, each of which shall be fully effective as an original and all of which together shall constitute one and the same instrument. Original signatures or signatures transmitted by facsimile machine, photographic copy or reproduction in a digital medium shall be treated as originals.

[Signature Page Follows]

3

IN WITNESS WHEREOF, Buyer and Seller have executed this Assignment and Bill of Sale as of the Effective Date.

BUYER: COLFIN WLH LAND ACQUISITIONS, LLC a Delaware limited liability company

By:	/s/ Mark M. Hedstrom
Name:	Mark M. Hedstrom
Its:	Vice President

SELLER: WILLIAM LYON HOMES, INC. a California corporation

By:	/s/ Richard S. Robinson
Name:	Richard S. Robinson
Its:	Senior Vice President

By:	/s/ Colin T. Severn
Name:	Colin T. Severn
Its:	Vice President Chief Financial Officer

[Signature Page for Assignment and Bill of Sale]

Exhibit H-4

Lyon Estates Assignment and Bill of Sale Agreement

[Attached]

ASSIGNMENT AND BILL OF SALE

(Lyon Estates)

THIS ASSIGNMENT AND BILL OF SALE (“Assignment and Bill of Sale”) is made as of the 28th day of June, 2012 (“Effective Date”), by and between COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company (“Seller”), and WILLIAM LYON HOMES, INC., a California corporation (“Buyer”), with reference to the following facts:

RECITALS

A. Seller and Buyer have entered into that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of June 28, 2012 (the “Purchase Agreement”), respecting the sale of, among other things, that certain portion of the Real Property commonly known as “Lyon Estates” and described with more specificity in “Exhibit A” to the Purchase Agreement (the “Lyon Estates Property”).

B. Under the Purchase Agreement, Seller is obligated to sell and convey to Buyer, among other things, all of Seller’s right, title and interest in and to the following: (i) all easements, rights of way, mineral rights, oil and gas rights, water, water rights, air rights, development rights and privileges appurtenant to the Land and/or Improvements and all other rights and interests appurtenant to the Land and/or Improvements, (ii) all tangible personal property located on or used in connection with the Lyon Estates Property, including, without limitation, design concepts, guidelines and drawings, architectural plans and specifications, engineering studies, soils reports and cost data associated therewith, (iii) all rights, claims or other actions which Seller may have against any third party with respect to the Lyon Estates Property and/or the assets transferred hereby (including all warranties, guaranties, indemnities and other similar rights relating to the Lyon Estates Property and/or the assets transferred hereby), (iv) all unused fees, charges, contributions, credits, refunds or reimbursements, or rights to any of the foregoing, of any nature from the City of Las Vegas or any other Governmental Authority or private entity that may be applicable to or usable in lieu of any fees, assessments or other financial obligations paid or payable to a Governmental Authority or private entity for public or private facilities, parks or other improvements or amenities of any nature related to or concerning the Lyon Estates Property, and (v) all Entitlements related to or concerning the Lyon Estates Property (items (i) through (v) collectively, “Assigned Property”); provided, however, that the term “Assigned Property” shall specifically exclude: (A) all rights and remedies retained by Seller (and not assigned to Buyer) pursuant to Paragraph 15(a) of the Purchase Agreement, (B) all rights and remedies under the contracts and agreements relating to the Lyon Estates Property which are not otherwise being assigned to Buyer pursuant to that certain Assignment and Assumption Agreement—Contracts and Agreements of even date herewith and (C) any rights, claims or other actions which the Seller may have against any third party as described in (iii) above, to the extent they are rights, claims or actions against Buyer or any of Buyer’s Representatives.

C. Unless otherwise defined herein, all initially-capitalized terms used in this Assignment and Bill of Sale shall have the same meanings as ascribed to such terms in the Purchase Agreement.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer agree as follows:

1. Transfer and Assignment. Seller hereby transfers, assigns, conveys and delivers to Buyer all of Seller’s right, title and interest in and to the Assigned Property, and Buyer hereby accepts such transfer, assignment, conveyance and delivery.

2. Representations and Warranties. Seller hereby represents and warrants to Buyer that Seller has not previously assigned any of its right, title and/or interest in and to the Assigned Property (or any portion thereof).

3. Further Assurances. Seller and Buyer each agree to do such further acts and things and to execute and deliver such additional agreements and instruments as may reasonably be required to consummate, evidence or confirm the assignments, assumptions and agreements contained herein.

4. Governing Law. The Laws of the State of California shall govern the validity, enforcement, and interpretation of this Assignment and Bill of Sale, irrespective of any other choice of law rules.

5. Attorneys’ Fees. Should any dispute arise between the parties hereto or their legal representatives, successors or assigns concerning any provision of this Assignment or the rights and duties of any person in relation thereto, the party prevailing in such dispute shall be entitled, in addition to such other relief that may be granted, to receive from the other party all costs and expenses, including reasonable attorneys’ fees, incurred by the prevailing party in connection with such dispute.

6. Entire Agreement; Amendment. This Assignment and Bill of Sale, together with the other written agreements referred to herein, is the parties’ complete and final expression of their agreement with respect to the subject matter hereof, and is intended as the complete and exclusive statement of the terms of the agreement between the parties. As such, this Assignment and Bill of Sale supersedes any prior understandings between the parties, whether oral or written, with respect the subject matter hereof; provided, however, that this Assignment and Bill of Sale is executed and delivered in furtherance of the Purchase Agreement, and is subject to the representations, warranties, covenants, agreements, and other provisions thereof. This Assignment and Bill of Sale may not be modified or amended except by a writing executed by Seller and Buyer. No waiver by any party of a Default by the other party shall be construed or held to be a waiver of any succeeding or preceding Default. No waiver of any Default by a party shall be implied from an omission by such party to take any action on account of such Default if such Default persists or is repeated, and no express waiver shall affect a Default other than as specified in such waiver.

7. Successors and Assigns. This Assignment and Bill of Sale shall be be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

8. Unenforceable Provisions. In the event that any provision of this Assignment and Bill of Sale shall be unenforceable or inoperative as a matter of law, the remaining provisions shall remain in full force and effect.

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9. Counterparts. This Assignment and Bill of Sale may be executed in several counterparts, each of which shall be fully effective as an original and all of which together shall constitute one and the same instrument. Original signatures or signatures transmitted by facsimile machine, photographic copy or reproduction in a digital medium shall be treated as originals.

[Signature Page Follows]

3

IN WITNESS WHEREOF, Buyer and Seller have executed this Assignment and Bill of Sale as of the Effective Date.

BUYER: COLFIN WLH LAND ACQUISITIONS, LLC a Delaware limited liability company

By:	/s/ Mark M. Hedstrom
Name:	Mark M. Hedstrom
Its:	Vice President

SELLER: WILLIAM LYON HOMES, INC. a California corporation

By:	/s/ Richard S. Robinson
Name:	Richard S. Robinson
Its:	Senior Vice President

By:	/s/ Colin T. Severn
Name:	Colin T. Severn
Its:	Vice President Chief Financial Officer

[Signature Page for Assignment and Bill of Sale]

Exhibit H-5

Coldwater Ranch Assignment and Bill of Sale Agreement

[Attached]

ASSIGNMENT AND BILL OF SALE

(Coldwater Ranch)

THIS ASSIGNMENT AND BILL OF SALE (“Assignment and Bill of Sale”) is made as of the 28th day of June, 2012 (“Effective Date”), by and between COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company (“Seller”), and WILLIAM LYON HOMES, INC., a California corporation (“Buyer”), with reference to the following facts:

RECITALS

A. Seller and Buyer have entered into that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of June 28, 2012 (the “Purchase Agreement”), respecting the sale of, among other things, that certain portion of the Real Property commonly known as “Coldwater Ranch” and described with more specificity in “Exhibit A” to the Purchase Agreement (the “Coldwater Property”).

B. Under the Purchase Agreement, Seller is obligated to sell and convey to Buyer, among other things, all of Seller’s right, title and interest in and to the following: (i) all easements, rights of way, mineral rights, oil and gas rights, water, water rights, air rights, development rights and privileges appurtenant to the Land and/or Improvements and all other rights and interests appurtenant to the Land and/or Improvements, (ii) all tangible personal property located on or used in connection with the Coldwater Property, including, without limitation, design concepts, guidelines and drawings, architectural plans and specifications, engineering studies, soils reports and cost data associated therewith, (iii) all rights, claims or other actions which Seller may have against any third party with respect to the Coldwater Property and/or the assets transferred hereby (including all warranties, guaranties, indemnities and other similar rights relating to the Coldwater Property and/or the assets transferred hereby), (iv) all unused fees, charges, contributions, credits, refunds or reimbursements, or rights to any of the foregoing, of any nature from the City of Surprise or any other Governmental Authority or private entity that may be applicable to or usable in lieu of any fees, assessments or other financial obligations paid or payable to a Governmental Authority or private entity for public or private facilities, parks or other improvements or amenities of any nature related to or concerning the Coldwater Property, and (v) all Entitlements related to or concerning the Coldwater Property (items (i) through (v) collectively, “Assigned Property”); provided, however, that the term “Assigned Property” shall specifically exclude: (A) all rights and remedies retained by Seller (and not assigned to Buyer) pursuant to Paragraph 15(a) of the Purchase Agreement, (B) all rights and remedies under the contracts and agreements relating to the Coldwater Property which are not otherwise being assigned to Buyer pursuant to that certain Assignment and Assumption Agreement—Contracts and Agreements of even date herewith and (C) any rights, claims or other actions which the Seller may have against any third party as described in (iii) above, to the extent they are rights, claims or actions against Buyer or any of Buyer’s Representatives.

C. Unless otherwise defined herein, all initially-capitalized terms used in this Assignment and Bill of Sale shall have the same meanings as ascribed to such terms in the Purchase Agreement.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer agree as follows:

1. Transfer and Assignment. Seller hereby transfers, assigns, conveys and delivers to Buyer all of Seller’s right, title and interest in and to the Assigned Property, and Buyer hereby accepts such transfer, assignment, conveyance and delivery.

2. Representations and Warranties. Seller hereby represents and warrants to Buyer that Seller has not previously assigned any of its right, title and/or interest in and to the Assigned Property (or any portion thereof).

3. Further Assurances. Seller and Buyer each agree to do such further acts and things and to execute and deliver such additional agreements and instruments as may reasonably be required to consummate, evidence or confirm the assignments, assumptions and agreements contained herein.

4. Governing Law. The Laws of the State of California shall govern the validity, enforcement, and interpretation of this Assignment and Bill of Sale, irrespective of any other choice of law rules.

5. Attorneys’ Fees. Should any dispute arise between the parties hereto or their legal representatives, successors or assigns concerning any provision of this Assignment or the rights and duties of any person in relation thereto, the party prevailing in such dispute shall be entitled, in addition to such other relief that may be granted, to receive from the other party all costs and expenses, including reasonable attorneys’ fees, incurred by the prevailing party in connection with such dispute.

6. Entire Agreement: Amendment. This Assignment and Bill of Sale, together with the other written agreements referred to herein, is the parties’ complete and final expression of their agreement with respect to the subject matter hereof, and is intended as the complete and exclusive statement of the terms of the agreement between the parties. As such, this Assignment and Bill of Sale supersedes any prior understandings between the parties, whether oral or written, with respect the subject matter hereof; provided, however, that this Assignment and Bill of Sale is executed and delivered in furtherance of the Purchase Agreement, and is subject to the representations, warranties, covenants, agreements, and other provisions thereof. This Assignment and Bill of Sale may not be modified or amended except by a writing executed by Seller and Buyer. No waiver by any party of a Default by the other party shall be construed or held to be a waiver of any succeeding or preceding Default. No waiver of any Default by a party shall be implied from an omission by such party to take any action on account of such Default if such Default persists or is repeated, and no express waiver shall affect a Default other than as specified in such waiver.

7. Successors and Assigns. This Assignment and Bill of Sale shall be be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

8. Unenforceable Provisions. In the event that any provision of this Assignment and Bill of Sale shall be unenforceable or inoperative as a matter of law, the remaining provisions shall remain in full force and effect.

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9. Counterparts. This Assignment and Bill of Sale may be executed in several counterparts, each of which shall be fully effective as an original and all of which together shall constitute one and the same instrument. Original signatures or signatures transmitted by facsimile machine, photographic copy or reproduction in a digital medium shall be treated as originals.

[Signature Page Follows]

3

IN WITNESS WHEREOF, Buyer and Seller have executed this Assignment and Bill of Sale as of the Effective Date.

BUYER: COLFIN WLH LAND ACQUISITIONS, LLC a Delaware limited liability company

By:	/s/ Mark M. Hedstrom
Name:	Mark M. Hedstrom
Its:	Vice President

SELLER: WILLIAM LYON HOMES, INC. a California corporation

By:	/s/ Richard S. Robinson
Name:	Richard S. Robinson
Its:	Senior Vice President

By:	/s/ Colin T. Severn
Name:	Colin T. Severn
Its:	Vice President Chief Financial Officer

[Signature Page for Assignment and Bill of Sale]

Exhibit H-6

Promenade Assignment and Bill of Sale Agreement

[Attached]

ASSIGNMENT AND BILL OF SALE

(Promenade)

THIS ASSIGNMENT AND BILL OF SALE (“Assignment and Bill of Sale”) is made as of the 28th day of June, 2012 (“Effective Date”), by and between COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company (“Seller”), and WILLIAM LYON HOMES, INC., a California corporation (“Buyer”), with reference to the following facts:

RECITALS

A. Seller and Buyer have entered into that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of June 28, 2012 (the “Purchase Agreement”), respecting the sale of, among other things, that certain portion of the Real Property commonly known as “Promenade” and described with more specificity in “Exhibit A” to the Purchase Agreement (the “Promenade Property”).

B. Under the Purchase Agreement, Seller is obligated to sell and convey to Buyer, among other things, all of Seller’s right, title and interest in and to the following: (i) all easements, rights of way, mineral rights, oil and gas rights, water, water rights, air rights, development rights and privileges appurtenant to the Land and/or Improvements and all other rights and interests appurtenant to the Land and/or Improvements, (ii) all tangible personal property located on or used in connection with the Promenade Property, including, without limitation, design concepts, guidelines and drawings, architectural plans and specifications, engineering studies, soils reports and cost data associated therewith, (iii) all rights, claims or other actions which Seller may have against any third party with respect to the Promenade Property and/or the assets transferred hereby (including all warranties, guaranties, indemnities and other similar rights relating to the Promenade Property and/or the assets transferred hereby), (iv) all unused fees, charges, contributions, credits, refunds or reimbursements, or rights to any of the foregoing, of any nature from the City of San Diego or any other Governmental Authority or private entity that may be applicable to or usable in lieu of any fees, assessments or other financial obligations paid or payable to a Governmental Authority or private entity for public or private facilities, parks or other improvements or amenities of any nature related to or concerning the Promenade Property, and (v) all Entitlements related to or concerning the Promenade Property (items (i) through (v) collectively, “Assigned Property”); provided, however, that the term “Assigned Property” shall specifically exclude: (A) all rights and remedies retained by Seller (and not assigned to Buyer) pursuant to Paragraph 15(a) of the Purchase Agreement, (B) all rights and remedies under the contracts and agreements relating to the Promenade Property which are not otherwise being assigned to Buyer pursuant to that certain Assignment and Assumption Agreement—Contracts and Agreements of even date herewith and (C) any rights, claims or other actions which the Seller may have against any third party as described in (iii) above, to the extent they are rights, claims or actions against Buyer or any of Buyer’s Representatives.

C. Unless otherwise defined herein, all initially-capitalized terms used in this Assignment and Bill of Sale shall have the same meanings as ascribed to such terms in the Purchase Agreement.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer agree as follows:

1. Transfer and Assignment. Seller hereby transfers, assigns, conveys and delivers to Buyer all of Seller’s right, title and interest in and to the Assigned Property, and Buyer hereby accepts such transfer, assignment, conveyance and delivery.

2. Representations and Warranties. Seller hereby represents and warrants to Buyer that Seller has not previously assigned any of its right, title and/or interest in and to the Assigned Property (or any portion thereof).

3. Further Assurances. Seller and Buyer each agree to do such further acts and things and to execute and deliver such additional agreements and instruments as may reasonably be required to consummate, evidence or confirm the assignments, assumptions and agreements contained herein.

4. Governing Law. The Laws of the State of California shall govern the validity, enforcement, and interpretation of this Assignment and Bill of Sale, irrespective of any other choice of law rules.

5. Attorneys’ Fees. Should any dispute arise between the parties hereto or their legal representatives, successors or assigns concerning any provision of this Assignment or the rights and duties of any person in relation thereto, the party prevailing in such dispute shall be entitled, in addition to such other relief that may be granted, to receive from the other party all costs and expenses, including reasonable attorneys’ fees, incurred by the prevailing party in connection with such dispute.

6. Entire Agreement; Amendment. This Assignment and Bill of Sale, together with the other written agreements referred to herein, is the parties’ complete and final expression of their agreement with respect to the subject matter hereof, and is intended as the complete and exclusive statement of the terms of the agreement between the parties. As such, this Assignment and Bill of Sale supersedes any prior understandings between the parties, whether oral or written, with respect the subject matter hereof; provided, however, that this Assignment and Bill of Sale is executed and delivered in furtherance of the Purchase Agreement, and is subject to the representations, warranties, covenants, agreements, and other provisions thereof. This Assignment and Bill of Sale may not be modified or amended except by a writing executed by Seller and Buyer. No waiver by any party of a Default by the other party shall be construed or held to be a waiver of any succeeding or preceding Default. No waiver of any Default by a party shall be implied from an omission by such party to take any action on account of such Default if such Default persists or is repeated, and no express waiver shall affect a Default other than as specified in such waiver.

7. Successors and Assigns. This Assignment and Bill of Sale shall be be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

8. Unenforceable Provisions. In the event that any provision of this Assignment and Bill of Sale shall be unenforceable or inoperative as a matter of law, the remaining provisions shall remain in full force and effect.

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9. Counterparts. This Assignment and Bill of Sale may be executed in several counterparts, each of which shall be fully effective as an original and all of which together shall constitute one and the same instrument. Original signatures or signatures transmitted by facsimile machine, photographic copy or reproduction in a digital medium shall be treated as originals.

[Signature Page Follows]

3

IN WITNESS WHEREOF, Buyer and Seller have executed this Assignment and Bill of Sale as of the Effective Date.

BUYER: COLFIN WLH LAND ACQUISITIONS, LLC a Delaware limited liability company

By:	/s/ Mark M. Hedstrom
Name:	Mark M. Hedstrom
Its:	Vice President

SELLER: WILLIAM LYON HOMES, INC. a California corporation

By:	/s/ Richard S. Robinson
Name:	Richard S. Robinson
Its:	Senior Vice President

By:	/s/ Colin T. Severn
Name:	Colin T. Severn
Its:	Vice President Chief Financial Officer

[Signature Page for Assignment and Bill of Sale]

Exhibit H-7

Vista Bella Assignment and Bill of Sale Agreement

[Attached]

ASSIGNMENT AND BILL OF SALE

(Vista Bella)

THIS ASSIGNMENT AND BILL OF SALE (“Assignment and Bill of Sale”) is made as of the 28th day of June, 2012 (“Effective Date”), by and between COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company (“Seller”), and WILLIAM LYON HOMES, INC., a California corporation (“Buyer”), with reference to the following facts:

RECITALS

A. Seller and Buyer have entered into that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of June 28, 2012 (the “Purchase Agreement”), respecting the sale of, among other things, that certain portion of the Real Property commonly known as “Vista Bella” and described with more specificity in “Exhibit A” to the Purchase Agreement (the “Vista Bella Property”).

B. Under the Purchase Agreement, Seller is obligated to sell and convey to Buyer, among other things, all of Seller’s right, title and interest in and to the following: (i) all easements, rights of way, mineral rights, oil and gas rights, water, water rights, air rights, development rights and privileges appurtenant to the Land and/or Improvements and all other rights and interests appurtenant to the Land and/or Improvements, (ii) all tangible personal property located on or used in connection with the Vista Bella Property, including, without limitation, design concepts, guidelines and drawings, architectural plans and specifications, engineering studies, soils reports and cost data associated therewith, (iii) all rights, claims or other actions which Seller may have against any third party with respect to the Vista Bella Property and/or the assets transferred hereby (including all warranties, guaranties, indemnities and other similar rights relating to the Vista Bella Property and/or the assets transferred hereby), (iv) all unused fees, charges, contributions, credits, refunds or reimbursements, or rights to any of the foregoing, of any nature from the City of Yucaipa or any other Governmental Authority or private entity that may be applicable to or usable in lieu of any fees, assessments or other financial obligations paid or payable to a Governmental Authority or private entity for public or private facilities, parks or other improvements or amenities of any nature related to or concerning the Vista Bella Property, and (v) all Entitlements related to or concerning the Vista Bella Property (items (i) through (v) collectively, “Assigned Property”); provided, however, that the term “Assigned Property” shall specifically exclude: (A) all rights and remedies retained by Seller (and not assigned to Buyer) pursuant to Paragraph 15(a) of the Purchase Agreement, (B) all rights and remedies under the contracts and agreements relating to the Vista Bella Property which are not otherwise being assigned to Buyer pursuant to that certain Assignment and Assumption Agreement—Contracts and Agreements of even date herewith and (C) any rights, claims or other actions which the Seller may have against any third party as described in (iii) above, to the extent they are rights, claims or actions against Buyer or any of Buyer’s Representatives.

C. Unless otherwise defined herein, all initially-capitalized terms used in this Assignment and Bill of Sale shall have the same meanings as ascribed to such terms in the Purchase Agreement.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer agree as follows:

1. Transfer and Assignment. Seller hereby transfers, assigns, conveys and delivers to Buyer all of Seller’s right, title and interest in and to the Assigned Property, and Buyer hereby accepts such transfer, assignment, conveyance and delivery.

2. Representations and Warranties. Seller hereby represents and warrants to Buyer that Seller has not previously assigned any of its right, title and/or interest in and to the Assigned Property (or any portion thereof).

3. Further Assurances. Seller and Buyer each agree to do such further acts and things and to execute and deliver such additional agreements and instruments as may reasonably be required to consummate, evidence or confirm the assignments, assumptions and agreements contained herein.

4. Governing Law. The Laws of the State of California shall govern the validity, enforcement, and interpretation of this Assignment and Bill of Sale, irrespective of any other choice of law rules.

5. Attorneys’ Fees. Should any dispute arise between the parties hereto or their legal representatives, successors or assigns concerning any provision of this Assignment or the rights and duties of any person in relation thereto, the party prevailing in such dispute shall be entitled, in addition to such other relief that may be granted, to receive from the other party all costs and expenses, including reasonable attorneys’ fees, incurred by the prevailing party in connection with such dispute.

6. Entire Agreement; Amendment. This Assignment and Bill of Sale, together with the other written agreements referred to herein, is the parties’ complete and final expression of their agreement with respect to the subject matter hereof, and is intended as the complete and exclusive statement of the terms of the agreement between the parties. As such, this Assignment and Bill of Sale supersedes any prior understandings between the parties, whether oral or written, with respect the subject matter hereof; provided, however, that this Assignment and Bill of Sale is executed and delivered in furtherance of the Purchase Agreement, and is subject to the representations, warranties, covenants, agreements, and other provisions thereof. This Assignment and Bill of Sale may not be modified or amended except by a writing executed by Seller and Buyer. No waiver by any party of a Default by the other party shall be construed or held to be a waiver of any succeeding or preceding Default. No waiver of any Default by a party shall be implied from an omission by such party to take any action on account of such Default if such Default persists or is repeated, and no express waiver shall affect a Default other than as specified in such waiver.

7. Successors and Assigns. This Assignment and Bill of Sale shall be be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

8. Unenforceable Provisions. In the event that any provision of this Assignment and Bill of Sale shall be unenforceable or inoperative as a matter of law, the remaining provisions shall remain in full force and effect.

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9. Counterparts. This Assignment and Bill of Sale may be executed in several counterparts, each of which shall be fully effective as an original and all of which together shall constitute one and the same instrument. Original signatures or signatures transmitted by facsimile machine, photographic copy or reproduction in a digital medium shall be treated as originals.

[Signature Page Follows]

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IN WITNESS WHEREOF, Buyer and Seller have executed this Assignment and Bill of Sale as of the Effective Date.

BUYER:

COLFIN WLH LAND ACQUISITIONS, LLC a Delaware limited liability company

By:	/s/ Mark M. Hedstrom
Name:	Mark M. Hedstrom
Its:	Vice President

SELLER:

WILLIAM LYON HOMES, INC. a California corporation

By:	/s/ Richard S. Robinson
Name:	Richard S. Robinson
Its:	Senior Vice President

By:	/s/ Colin T. Severn
Name:	Colin T. Severn
Its:	Vice President Chief Financial Officer

[Signature Page for Assignment and Bill of Sale]

EXHIBIT I

ASSIGNMENT AND ASSUMPTION AGREEMENTS—CONTRACTS AND AGREEMENTS

[ATTACHED]

Exhibit I-1

Westpark Assignment and Assumption Agreement

Contracts and Agreements

[Attached]

ASSIGNMENT AND ASSUMPTION AGREEMENT —

CONTRACTS AND AGREEMENTS

(Westpark)

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT — CONTRACTS AND AGREEMENTS (this “Assignment”) is made as of the 28th day of June, 2012 (the “Effective Date”), by and between COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company (“Assignor”), and WILLIAM LYON HOMES, INC., a California corporation (“Assignee”); with reference to the following facts:

RECITALS

A. Assignor and Assignee are parties to that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of June 28, 2012 (the “Purchase Agreement”), pursuant to which, among other things, Assignee has purchased and acquired from Assignor that certain Real Property located in the County of Clark, State of Nevada, more particularly described on Exhibit “A” to the Purchase Agreement and commonly known as “Westpark” (the “Westpark Property”).

B. In connection with the Purchase Agreement, Assignor has agreed to assign to Assignee, to the extent assignable, all of Assignor’s rights, obligations and liabilities under and with respect to all contracts and agreements relating to the Westpark Property (but only to the extent that such rights, obligations and liabilities relate to the Westpark Property as opposed to any other property), specifically including the contracts and agreement listed on Schedule 1 attached hereto, but specifically excluding the Retained Contracts and Agreement (as defined below) (each, a “Contract or Agreement” and collectively, the “Contracts and Agreements”), and Assignee has agreed to accept such assignment and to assume all obligations and liabilities of Assignor under and with respect to the Contracts and Agreements (but only to the extent that such obligations and liabilities relate to the Westpark Property as opposed to any other property).

C. Unless otherwise defined herein, all initially capitalized terms used this Assignment shall have the same meanings as ascribed to such terms in the Purchase Agreement.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Assignment. As of and from the Effective Date, Assignor hereby assigns, sells, conveys, sets over and transfers to Assignee, to the extent assignable, all of Assignor’s rights, obligations and liabilities under and with respect to the Contracts and Agreements (but only to the extent that such rights, obligations and liabilities relate to the Westpark Property as opposed to any other property).

2. Acceptance and Assumption. Assignee hereby accepts the foregoing assignment, and from and after the Effective Date assumes performance of all of Assignor’s obligations, accruing from and after the Effective Date, under and with respect to the Contracts and Agreements (but only to the extent that such obligations relate to the Westpark Property as opposed to any other property).

3. Intentionally Omitted.

4. Retained Contracts and Agreements. Assignor and Assignee acknowledge and agree that Assignor does not assign its rights, obligations and liabilities under and with respect to the contracts and agreements listed on Schedule 2 attached hereto (“Retained Contracts and Agreements”) pursuant to the provisions of this Agreement.

5. Intentionally Omitted.

6. Representations and Warranties of Assignor. Assignor hereby represents and warrants to Assignee that Assignor has not previously assigned any of its rights, obligations or liabilities under or with respect to the Contracts and Agreements (but only to the extent that such rights, obligations and liabilities relate to the Westpark Property as opposed to any other property). Nothing herein shall be deemed to limit or modify Buyer’s rights with respect to the representations and warranties made by Seller in Section 18 of the Purchase Agreement.

7. Further Assurances. Assignor and Assignee each agree to do such further acts and things and to execute and deliver such additional agreements and instruments as may reasonably be required to consummate, evidence or confirm the assignments, assumptions and agreements contained herein.

8. Governing Law. The Laws of the State of California shall govern the validity, enforcement, and interpretation of this Assignment, irrespective of any other choice of law rules.

9. Attorneys’ Fees. Should any dispute arise between the parties hereto or their legal representatives, successors or assigns concerning any provision of this Assignment or the rights and duties of any person in relation thereto, the party prevailing in such dispute shall be entitled, in addition to such other relief that may be granted, to receive from the other party all costs and expenses, including reasonable attorneys’ fees, incurred by the prevailing party in connection with such dispute.

10. Entire Agreement; Amendment. This Assignment, together with the other written agreements referred to herein, is the parties’ complete and final expression of their agreement with respect to the subject matter hereof, and is intended as the complete and exclusive statement of the terms of the agreement between the parties. As such, this Assignment supersedes any prior understandings between the parties, whether oral or written, with respect to the subject matter hereof; provided, however, that this Assignment is executed and delivered in furtherance of the Purchase Agreement, and is subject to the representations, warranties, covenants, agreements, and other provisions thereof. This Assignment may not be modified or amended except by a writing executed by Assignor and Assignee. No waiver by any party of a Default by the other party shall be construed or held to be a waiver of any succeeding or preceding Default. No waiver of any Default by a party shall be implied from an omission by such party to take any action on account of such Default if such Default persists or is repeated, and no express waiver shall affect a Default other than as specified in such waiver.

11. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the paries hereto and their respective successors and assigns.

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12. Unenforceable Provisions. In the event that any provision of this Assignment shall be unenforceable or inoperative as a matter of law, the remaining provisions shall remain in full force and effect.

13. Counterparts. This Assignment may be executed in several counterparts, each of which shall be fully effective as an original and all of which together shall constitute one and the same instrument. Original signatures or signatures transmitted by facsimile machine, photographic copy or reproduction in a digital medium shall be treated as originals.

[Signature Page Follows]

3

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Assumption Agreement—Contracts and Agreements as of the Effective Date.

ASSIGNOR: COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company

By:	/s/ Mark M. Hedstrom
Name:	Mark M. Hedstrom
Its:	Vice President

ASSIGNEE:

WILLIAM LYON HOMES, INC., a California corporation

By:	/s/ Richard S. Robinson
Name:	Richard S. Robinson
Its:	Senior Vice President

By:	/s/ Colin T. Severn
Name:	Colin T. Severn
Its:	Chief Financial Officer

[Signature Page to Assignment and Assumption Agreement—Contracts and Agreements]

Schedule 1

Specific Contracts and Agreements

Amended and Restated Price Participation Agreement dated May 17, 2007, between Howard Hughes Properties, Inc. and William Lyon Homes, Inc., as amended by that certain First Amendment to the Amended and Restated Price Participation Agreement dated April 8, 2008.

Schedule 2

Retained Contracts and Agreements

None.

Exhibit I-2

Mesa Canyon Assignment and Assumption Agreement

Contracts and Agreements

[Attached]

ASSIGNMENT AND ASSUMPTION AGREEMENT —

CONTRACTS AND AGREEMENTS

(Mesa Canyon)

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT — CONTRACTS AND AGREEMENTS (this “Assignment”) is made as of the 28th day of June, 2012 (the “Effective Date”), by and between COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company (“Assignor”), and WILLIAM LYON HOMES, INC., a California corporation (“Assignee”); with reference to the following facts:

RECITALS

A. Assignor and Assignee are parties to that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of June 28, 2012 (the “Purchase Agreement”), pursuant to which, among other things, Assignee has purchased and acquired from Assignor that certain Real Property located in the County of Clark, State of Nevada, more particularly described on Exhibit “A” to the Purchase Agreement and commonly known as “Mesa Canyon” (the “Mesa Canyon Property”).

B. In connection with the Purchase Agreement, Assignor has agreed to assign to Assignee, to the extent assignable, all of Assignor’s rights, obligations and liabilities under and with respect to all contracts and agreements relating to the Mesa Canyon Property (but only to the extent that such rights, obligations and liabilities relate to the Mesa Canyon Property as opposed to any other property and only to the extent assignable), specifically including the contracts and agreement listed on Schedule 1 attached hereto, but specifically excluding the Retained Contracts and Agreement (as defined below) (each, a “Contract or Agreement” and collectively, the “Contracts and Agreements”), and Assignee has agreed to accept such assignment and to assume all obligations and liabilities of Assignor under and with respect to the Contracts and Agreements (but only to the extent that such obligations and liabilities relate to the Mesa Canyon Property as opposed to any other property and only to the extent assignable).

C. Unless otherwise defined herein, all initially capitalized terms used this Assignment shall have the same meanings as ascribed to such terms in the Purchase Agreement.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Assignment. As of and from the Effective Date, Assignor hereby assigns, sells, conveys, sets over and transfers to Assignee, to the extent assignable, all of Assignor’s rights, obligations and liabilities under and with respect to the Contracts and Agreements (but only to the extent that such rights, obligations and liabilities relate to the Mesa Canyon Property as opposed to any other property and only to the extent assignable).

2. Acceptance and Assumption. Assignee hereby accepts the foregoing assignment, and from and after the Effective Date assumes performance of all of Assignor’s obligations, accruing from and after the Effective Date, under and with respect to the Contracts and Agreements (but only to the extent that such obligations relate to the Mesa Canyon Property as opposed to any other property).

3. Intentionally Omitted.

4. Retained Contracts and Agreements. Assignor and Assignee acknowledge and agree that Assignor does not assign its rights, obligations and liabilities under and with respect to the contracts and agreements listed on Schedule 2 attached hereto (“Retained Contracts and Agreements”) pursuant to the provisions of this Agreement.

5. Intentionally Omitted.

6. Representations and Warranties of Assignor. Assignor hereby represents and warrants to Assignee that Assignor has not previously assigned any of its rights, obligations or liabilities under or with respect to the Contracts and Agreements (but only to the extent that such rights, obligations and liabilities relate to the Mesa Canyon Property as opposed to any other property and only to the extent assignable). Nothing herein shall be deemed to override, eliminate, limit, diminish, modify or otherwise adversely affect Buyer’s rights with respect to the representations and warranties made by Seller in Section 18 of the Purchase Agreement.

7. Further Assurances. Assignor and Assignee each agree to do such further acts and things and to execute and deliver such additional agreements and instruments as may reasonably be required to consummate, evidence or confirm the assignments, assumptions and agreements contained herein.

8. Governing Law. The Laws of the State of [California] [Nevada] shall govern the validity, enforcement, and interpretation of this Assignment and Bill of Sale, irrespective of any other choice of law rules.

9. Attorneys’ Fees. Should any dispute arise between the parties hereto or their legal representatives, successors or assigns concerning any provision of this Assignment or the rights and duties of any person in relation thereto, the party prevailing in such dispute shall be entitled, in addition to such other relief that may be granted, to receive from the other party all costs and expenses, including reasonable attorneys’ fees, incurred by the prevailing party in connection with such dispute.

10. Entire Agreement; Amendment. This Assignment, together with the other written agreements referred to herein, is the parties’ complete and final expression of their agreement with respect to the subject matter hereof, and is intended as the complete and exclusive statement of the terms of the agreement between the parties. As such, this Assignment supersedes any prior understandings between the parties, whether oral or written, with respect to the subject matter hereof; provided, however, that this Assignment is executed and delivered in furtherance of the Purchase Agreement, and is subject to the representations, warranties, covenants, agreements, and other provisions thereof. This Assignment may not be modified or amended except by a writing executed by Assignor and Assignee. No waiver by any party of a Default by the other party shall be construed or held to be a waiver of any succeeding or preceding Default. No waiver of any Default by a party shall be implied from an omission by such party to take any action on account of such Default if such Default persists or is repeated, and no express waiver shall affect a Default other than as specified in such waiver.

11. Successors and Assigns. Neither party shall have the right to assign or transfer this Assignment or any interest, right or obligation in or with respect to this Assignment.

12. Unenforceable Provisions. If any one or more of the provisions of this Assignment, or the applicability of any such provision to a specific situation, shall be held invalid or unenforceable, such provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and the validity and enforceability of all other provisions of this Assignment and all other applications of any such provision shall not be affected thereby.

13. Counterparts. This Assignment may be executed in several counterparts, each of which shall be fully effective as an original and all of which together shall constitute one and the same instrument. Original signatures or signatures transmitted by facsimile machine, photographic copy or reproduction in a digital medium shall be treated as originals.

[Signature Page Follows]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Assumption Agreement—Contracts and Agreements as of the Effective Date.

ASSIGNOR: COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company

By:	/s/ Mark M. Hedstrom
Name:	Mark M. Hedstrom
Its:	Vice President

ASSIGNEE: WILLIAM LYON HOMES, INC., a California corporation

By:	/s/ Richard S. Robinson
Name:	Richard S. Robinson
Its:	Senior Vice President

By:	/s/ Colin T. Severn
Name:	Colin T. Severn
Its:	Vice President Chief Financial Officer

[Signature Page to Assignment and Assumption Agreement—Contracts and Agreements]

Schedule 1

Specific Contracts and Agreements

None.

Schedule 2

Retained Contracts and Agreements

None.

Exhibit I-3

Tierra Este Assignment and Assumption Agreement

Contracts and Agreements

[Attached]

ASSIGNMENT AND ASSUMPTION AGREEMENT —

CONTRACTS AND AGREEMENTS

(Tierra Este)

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT — CONTRACTS AND AGREEMENTS (this “Assignment”) is made as of the 28th day of June, 2012 (the “Effective Date”), by and between COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company (“Assignor”), and WILLIAM LYON HOMES, INC., a California corporation (“Assignee”); with reference to the following facts:

RECITALS

A. Assignor and Assignee are parties to that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of June 28, 2012 (the “Purchase Agreement”), pursuant to which, among other things, Assignee has purchased and acquired from Assignor that certain Real Property located in the County of Clark, State of Nevada, more particularly described on Exhibit “A” to the Purchase Agreement and commonly known as “Tierra Este” (the “Tierra Este Property”).

B. In connection with the Purchase Agreement, Assignor has agreed to assign to Assignee, to the extent assignable, all of Assignor’s rights, obligations and liabilities under and with respect to all contracts and agreements relating to the Tierra Este Property (but only to the extent that such rights, obligations and liabilities relate to the Tierra Este Property as opposed to any other property), specifically including the contracts and agreement listed on Schedule 1 attached hereto, but specifically excluding the Retained Contracts and Agreement (as defined below) (each, a “Contract or Agreement” and collectively, the “Contracts and Agreements”), and Assignee has agreed to accept such assignment and to assume all obligations and liabilities of Assignor under and with respect to the Contracts and Agreements (but only to the extent that such obligations and liabilities relate to the Tierra Este Property as opposed to any other property).

C. Unless otherwise defined herein, all initially capitalized terms used this Assignment shall have the same meanings as ascribed to such terms in the Purchase Agreement.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Assignment. As of and from the Effective Date, Assignor hereby assigns, sells, conveys, sets over and transfers to Assignee, to the extent assignable, all of Assignor’s rights, obligations and liabilities under and with respect to the Contracts and Agreements (but only to the extent that such rights, obligations and liabilities relate to the Tierra Este Property as opposed to any other property).

2. Acceptance and Assumption. Assignee hereby accepts the foregoing assignment, and from and after the Effective Date assumes performance of all of Assignor’s obligations, accruing from and after the Effective Date, under and with respect to the Contracts and Agreements (but only to the extent that such obligations relate to the Tierra Este Property as opposed to any other property).

3. Intentionally Deleted.

4. Retained Contracts and Agreements. Assignor and Assignee acknowledge and agree that Assignor does not assign its rights, obligations and liabilities under and with respect to the contracts and agreements listed on Schedule 2 attached hereto (“Retained Contracts and Agreements”) pursuant to the provisions of this Agreement.

5. Intentionally Deleted.

6. Representations and Warranties of Assignor. Assignor hereby represents and warrants to Assignee that Assignor has not previously assigned any of its rights, obligations or liabilities under or with respect to the Contracts and Agreements (but only to the extent that such rights, obligations and liabilities relate to the Tierra Este Property as opposed to any other property). Nothing herein shall be deemed to limit or modify Buyer’s rights with respect to the representations and warranties made by Seller in Section 18 of the Purchase Agreement.

7. Further Assurances. Assignor and Assignee each agree to do such further acts and things and to execute and deliver such additional agreements and instruments as may reasonably be required to consummate, evidence or confirm the assignments, assumptions and agreements contained herein.

8. Governing Law. The Laws of the State of California shall govern the validity, enforcement, and interpretation of this Assignment, irrespective of any other choice of law rules.

9. Attorneys’ Fees. Should any dispute arise between the parties hereto or their legal representatives, successors or assigns concerning any provision of this Assignment or the rights and duties of any person in relation thereto, the party prevailing in such dispute shall be entitled, in addition to such other relief that may be granted, to receive from the other party all costs and expenses, including reasonable attorneys’ fees, incurred by the prevailing party in connection with such dispute.

10. Entire Agreement; Amendment. This Assignment, together with the other written agreements referred to herein, is the parties’ complete and final expression of their agreement with respect to the subject matter hereof, and is intended as the complete and exclusive statement of the terms of the agreement between the parties. As such, this Assignment supersedes any prior understandings between the parties, whether oral or written, with respect to the subject matter hereof; provided, however, that this Assignment is executed and delivered in furtherance of the Purchase Agreement, and is subject to the representations, warranties, covenants, agreements, and other provisions thereof. This Assignment may not be modified or amended except by a writing executed by Assignor and Assignee. No waiver by any party of a Default by the other party shall be construed or held to be a waiver of any succeeding or preceding Default. No waiver of any Default by a party shall be implied from an omission by such party to take any action on account of such Default if such Default persists or is repeated, and no express waiver shall affect a Default other than as specified in such waiver.

2

11. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the paries hereto and their respective successors and assigns.

12. Unenforceable Provisions. In the event that any provision of this Assignment shall be unenforceable or inoperative as a matter of law, the remaining provisions shall remain in full force and effect.

13. Counterparts. This Assignment may be executed in several counterparts, each of which shall be fully effective as an original and all of which together shall constitute one and the same instrument. Original signatures or signatures transmitted by facsimile machine, photographic copy or reproduction in a digital medium shall be treated as originals.

[Signature Page Follows]

3

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Assumption Agreement—Contracts and Agreements as of the Effective Date.

ASSIGNOR:

COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company

By:	/s/ Mark M. Hedstrom
Name:	Mark M. Hedstrom
Its:	Vice President

ASSIGNEE:

WILLIAM LYON HOMES, INC., a California corporation

By:	/s/ Richard S. Robinson
Name:	Richard S. Robinson
Its:	Senior Vice President

By:	/s/ Colin T. Severn
Name:	Colin T. Severn
Its:	Vice President
Chief Financial Officer

[Signature Page to Assignment and Assumption Agreement—Contracts and Agreements]

Schedule 1

Specific Contracts and Agreements

Restrictive Covenant Not to Build dated July 2, 2009, by and between the City of North Las Vegas and William Lyon Homes, Inc., recorded on July 13, 2009 as Instrument No. 20090713-0000787 in the Official Records.

Restrictive Covenant Not to Build dated July 2, 2009, by and between the City of North Las Vegas and William Lyon Homes, Inc., recorded on July 13, 2009 as Instrument No. 20090713-0000786 in the Official Records.

Schedule 2

Retained Contracts and Agreements

None.

Exhibit I-4

Lyon Estates Assignment and Assumption Agreement

Contracts and Agreements

[Attached]

ASSIGNMENT AND ASSUMPTION AGREEMENT —

CONTRACTS AND AGREEMENTS

(Lyon Estates)

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT — CONTRACTS AND AGREEMENTS (this “Assignment”) is made as of the 28th day of June, 2012 (the “Effective Date”), by and between COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company (“Assignor”), and WILLIAM LYON HOMES, INC., a California corporation (“Assignee”); with reference to the following facts:

RECITALS

A. Assignor and Assignee are parties to that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of June 28,2012 (the “Purchase Agreement”), pursuant to which, among other things, Assignee has purchased and acquired from Assignor that certain Real Property located in the County of Clark, State of Nevada, more particularly described on Exhibit “A” to the Purchase Agreement and commonly known as “Lyon Estates” (the “Lyon Estates Property”).

B. In connection with the Purchase Agreement, Assignor has agreed to assign to Assignee, to the extent assignable, all of Assignor’s rights, obligations and liabilities under and with respect to all contracts and agreements relating to the Lyon Estates Property (but only to the extent that such rights, obligations and liabilities relate to the Lyon Estates Property as opposed to any other property), specifically including the contracts and agreement listed on Schedule 1 attached hereto, but specifically excluding the Retained Contracts and Agreement (as defined below) (each, a “Contract or Agreement” and collectively, the “Contracts and Agreements”), and Assignee has agreed to accept such assignment and to assume all obligations and liabilities of Assignor under and with respect to the Contracts and Agreements (but only to the extent that such obligations and liabilities relate to the Lyon Estates Property as opposed to any other property).

C. Unless otherwise defined herein, all initially capitalized terms used this Assignment shall have the same meanings as ascribed to such terms in the Purchase Agreement.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Assignment. As of and from the Effective Date, Assignor hereby assigns, sells, conveys, sets over and transfers to Assignee, to the extent assignable, all of Assignor’s rights, obligations and liabilities under and with respect to the Contracts and Agreements (but only to the extent that such rights, obligations and liabilities relate to the Lyon Estates Property as opposed to any other property).

2. Acceptance and Assumption. Assignee hereby accepts the foregoing assignment, and from and after the Effective Date assumes performance of all of Assignor’s obligations, accruing from and after the Effective Date, under and with respect to the Contracts and Agreements (but only to the extent that such obligations relate to the Lyon Estates Property as opposed to any other property).

3. Intentionally Deleted.

4. Retained Contracts and Agreements. Assignor and Assignee acknowledge and agree that Assignor does not assign its rights, obligations and liabilities under and with respect to the contracts and agreements listed on Schedule 3 attached hereto (“Retained Contracts and Agreements”) pursuant to the provisions of this Agreement.

5. Intentionally Deleted.

6. Representations and Warranties of Assignor. Assignor hereby represents and warrants to Assignee that Assignor has not previously assigned any of its rights, obligations or liabilities under or with respect to the Contracts and Agreements (but only to the extent that such rights, obligations and liabilities relate to the Lyon Estates Property as opposed to any other property). Nothing herein shall be deemed to limit or modify Buyer’s rights with respect to the representations and warranties made by Seller in Section 18 of the Purchase Agreement.

7. Further Assurances. Assignor and Assignee each agree to do such further acts and things and to execute and deliver such additional agreements and instruments as may reasonably be required to consummate, evidence or confirm the assignments, assumptions and agreements contained herein.

8. Governing Law. The Laws of the State of California shall govern the validity, enforcement, and interpretation of this Assignment, irrespective of any other choice of law rules.

9. Attorneys’ Fees. Should any dispute arise between the parties hereto or their legal representatives, successors or assigns concerning any provision of this Assignment or the rights and duties of any person in relation thereto, the party prevailing in such dispute shall be entitled, in addition to such other relief that may be granted, to receive from the other party all costs and expenses, including reasonable attorneys’ fees, incurred by the prevailing party in connection with such dispute.

10. Entire Agreement; Amendment. This Assignment, together with the other written agreements referred to herein, is the parties’ complete and final expression of their agreement with respect to the subject matter hereof, and is intended as the complete and exclusive statement of the terms of the agreement between the parties. As such, this Assignment supersedes any prior understandings between the parties, whether oral or written, with respect to the subject matter hereof; provided, however, that this Assignment is executed and delivered in furtherance of the Purchase Agreement, and is subject to the representations, warranties, covenants, agreements, and other provisions thereof. This Assignment may not be modified or amended except by a writing executed by Assignor and Assignee. No waiver by any party of a Default by the other party shall be construed or held to be a waiver of any succeeding or preceding Default. No waiver of any Default by a party shall be implied from an omission by such party to take any action on account of such Default if such Default persists or is repeated, and no express waiver shall affect a Default other than as specified in such waiver.

2

11. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the paries hereto and their respective successors and assigns.

12. Unenforceable Provisions. In the event that any provision of this Assignment shall be unenforceable or inoperative as a matter of law, the remaining provisions shall remain in full force and effect.

13. Counterparts. This Assignment may be executed in several counterparts, each of which shall be fully effective as an original and all of which together shall constitute one and the same instrument. Original signatures or signatures transmitted by facsimile machine, photographic copy or reproduction in a digital medium shall be treated as originals.

[Signature Page Follows]

3

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Assumption Agreement—Contracts and Agreements as of the Effective Date.

ASSIGNOR:

COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company

By:	/s/ Mark M. Hedstrom
Name:	Mark M. Hedstrom
Its:	Vice President

ASSIGNOR:

WILLIAM LYON HOMES, INC., a California corporation

By:	/s/ Richard S. Robinson
Name:	Richard S. Robinson
Its:	Senior Vice President

By:	/s/ Colin T. Severn
Name:	Colin T. Severn
Its:	Vice President Chief Financial Officer

[Signature Page to Assignment and Assumption Agreement—Contracts and Agreements]

Schedule 1

Specific Contracts and Agreements

Purchase and Sale Agreement dated August     , 2005, by and between Seller and Valente Development, LLC, a Nevada limited liability company, as amended by (i) First Amendment to Purchase and Sale Agreement dated August 16, 2005 (ii) Second Amendment to Purchase and Sale Agreement dated August 30, 2005, and (iii) Third Amendment to Purchase and Sale Agreement dated September 1, 2005

Purchase and Sale Agreement dated August 26, 2005, by and between Seller and Highland Real Estate Aurora Inc., an Illinois corporation

Purchase and Sale Agreement dated October 16, 2005, by and between Seller and KP Thomas and Julia Thomas, as trustees of the KP Thomas Family Trust dated August 6, 1980

Purchase and Sale Agreement dated November 15, 2005, by and between Seller and Robert Lorelli

Purchase and Sale Agreement dated August 26, 2005, by and between Seller and John Schoppe

Purchase and Sale Agreement dated September 27, 2005, by and between Seller and Unlimited Holdings, Inc., a Nevada corporation

Schedule 2

Retained Contracts and Agreements

None.

Exhibit I-5

Coldwater Ranch Assignment and Assumption Agreement

Contracts and Agreements

[Attached]

ASSIGNMENT AND ASSUMPTION AGREEMENT —

CONTRACTS AND AGREEMENTS

(Coldwater Ranch)

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT — CONTRACTS AND AGREEMENTS (this “Assignment”) is made as of the 28th day of June, 2012 (the “Effective Date”), by and between COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company (“Assignor”), and WILLIAM LYON HOMES, INC., a California corporation (“Assignee”); with reference to the following facts:

RECITALS

A. Assignor and Assignee are parties to that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of June 28, 2012 (the “Purchase Agreement”), pursuant to which, among other things, Assignee has purchased and acquired from Assignor that certain Real Property located in the County of Maricopa, State of Arizona, more particularly described on Exhibit “A” to the Purchase Agreement and commonly known as “Coldwater Ranch” (the “Coldwater Ranch Property”).

B. In connection with the Purchase Agreement, Assignor has agreed to assign to Assignee, to the extent assignable, all of Assignor’s right, title and interest in and with respect to all contracts and agreements relating to the Coldwater Ranch Property (but only to the extent that such right, title and interest relate to the Coldwater Ranch Property as opposed to any other property), specifically including the contracts and agreement listed on Schedule 1 attached hereto, but specifically excluding the Pending Consent Contracts and Agreements (as defined below) and the Retained Contracts and Agreement (as defined below) (each, a “Contract or Agreement” and collectively, the “Contracts and Agreements”), and Assignee has agreed to accept such assignment and to assume all obligations and liabilities of Assignor under and with respect to the Contracts and Agreements (but only to the extent that such obligations and liabilities relate to the Coldwater Ranch Property as opposed to any other property).

C. Unless otherwise defined herein, all initially capitalized terms used this Assignment shall have the same meanings as ascribed to such terms in the Purchase Agreement.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Assignment. As of and from the Effective Date, Assignor hereby assigns, sells, conveys, sets over and transfers to Assignee, to the extent assignable, all of Assignor’s right, title and interest in and with respect to the Contracts and Agreements (but only to the extent that such right, title and interest relate to the Coldwater Ranch Property as opposed to any other property).

2. Acceptance and Assumption. Assignee hereby accepts the foregoing assignment, and from and after the Effective Date assumes performance of all of Assignor’s obligations, accruing from and after the Effective Date, under and with respect to the Contracts and Agreements (but only to the extent that such obligations relate to the Coldwater Ranch Property as opposed to any other property).

3. Pending Consent Contracts and Agreements. The right, title and interest under the contracts and agreements listed on Schedule 2 attached hereto (“Pending Consent Contracts and Agreements”) cannot be assigned by Assignor to Assignee without the prior written consent of certain parties (“Consenting Parties”) under such Pending Consent Contracts and Agreements. To date, the requisite consents have not been obtained from the Consenting Parties. Following the closing of the transactions contemplated under the Purchase Agreement, Assignee shall use its commercially reasonable efforts to seek and obtain the prior written consent of each Consenting Party to the assignment by Assignor to Assignee of all of Assignor’s rights, obligations and liabilities under and with respect to the applicable Pending Consent Contract and Agreement (but only to the extent that such right title and interestrelates to the Coldwater Ranch Property as opposed to any other property), and the assumption by Assignee of all of Assignor’s obligations, accruing after the date of such assignment, under and with respect to the applicable Pending Consent Contract and Agreement (but only to the extent that such obligations relate to the Coldwater Ranch Property as opposed to any other property). Upon obtaining such written consent, if any, the assignment and assumption of the applicable Pending Consent Contract and Agreement, shall be memorialized in a written instrument executed by Assignor and Assignee substantially in the form of and upon the terms contained in this Assignment.

4. Retained Contracts and Agreements. Assignor and Assignee acknowledge and agree that Assignor does not assign its right, title and interest in and with respect to the contracts and agreements listed on Schedule 3 attached hereto (“Retained Contracts and Agreements”) pursuant to the provisions of this Agreement.

5. Intentionally Deleted.

6. Representations and Warranties of Assignor. Assignor hereby represents and warrants to Assignee that Assignor has not previously assigned any of its right, title or interest in or with respect to the Contracts and Agreements or any Pending Consent Contracts and Agreements (but only to the extent that such right, title and interest relate to the Coldwater Ranch Property as opposed to any other property). Nothing herein shall be deemed to limit or modify Buyer’s rights with respect to the representations and warranties made by Seller in Section 18 of the Purchase Agreement.

7. Further Assurances. Assignor and Assignee each agree to do such further acts and things and to execute and deliver such additional agreements and instruments as may reasonably be required to consummate, evidence or confirm the assignments, assumptions and agreements contained herein.

8. Governing Law. The Laws of the State of California shall govern the validity, enforcement, and interpretation of this Assignment, irrespective of any other choice of law rules.

9. Attorneys’ Fees. Should any dispute arise between the parties hereto or their legal representatives, successors or assigns concerning any provision of this Assignment or the rights and duties of any person in relation thereto, the party prevailing in such dispute shall be entitled, in addition to such other relief that may be granted, to receive from the other party all costs and expenses, including reasonable attorneys’ fees, incurred by the prevailing party in connection with such dispute.

2

10. Entire Agreement; Amendment. This Assignment, together with the other written agreements referred to herein, is the parties’ complete and final expression of their agreement with respect to the subject matter hereof, and is intended as the complete and exclusive statement of the terms of the agreement between the parties. As such, this Assignment supersedes any prior understandings between the parties, whether oral or written, with respect to the subject matter hereof; provided, however, that this Assignment is executed and delivered in furtherance of the Purchase Agreement, and is subject to the representations, warranties, covenants, agreements, and other provisions thereof. This Assignment may not be modified or amended except by a writing executed by Assignor and Assignee. No waiver by any party of a Default by the other party shall be construed or held to be a waiver of any succeeding or preceding Default. No waiver of any Default by a party shall be implied from an omission by such party to take any action on account of such Default if such Default persists or is repeated, and no express waiver shall affect a Default other than as specified in such waiver.

11. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

12. Unenforceable Provisions. In the event that any provision of this Assignment shall be unenforceable or inoperative as a matter of law, the remaining provisions shall remain in full force and effect.

13. Counterparts. This Assignment may be executed in several counterparts, each of which shall be fully effective as an original and all of which together shall constitute one and the same instrument. Original signatures or signatures transmitted by facsimile machine, photographic copy or reproduction in a digital medium shall be treated as originals.

[Signature Page Follows]

3

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Assumption Agreement—Contracts and Agreements as of the Effective Date.

ASSIGNOR:

COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company

By:	/s/ Mark M. Hedstrom
Name:	Mark M. Hedstrom
Its:	Vice President

ASSIGNEE:

WILLIAM LYON HOMES, INC., a California corporation

By:	/s/ Richard S. Robinson
Name:	Richard S. Robinson
Its:	Senior Vice President

By:	/s/ Colin T. Severn
Name:	Colin T. Severn
Its:	Vice President Chief Financial Officer

[Signature Page to Assignment and Assumption Agreement—Contracts and Agreements]

Exhibit I-6

Promenade Assignment and Assumption Agreement

Contracts and Agreements

[Attached]

ASSIGNMENT AND ASSUMPTION AGREEMENT —

CONTRACTS AND AGREEMENTS

(Promenade)

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT — CONTRACTS AND AGREEMENTS (this “Assignment”) is made as of the 28th day of June, 2012 (the “Effective Date”), by and between COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company (“Assignor”), and WILLIAM LYON HOMES, INC., a California corporation (“Assignee”); with reference to the following facts:

RECITALS

A. Assignor and Assignee are parties to that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of June 28, 2012 (the “Purchase Agreement”), pursuant to which, among other things, Assignee has purchased and acquired from Assignor that certain Real Property located in the County of San Diego, State of California, more particularly described on Exhibit “A” to the Purchase Agreement and commonly known as “Promenade” (the “Promenade Property”).

B. In connection with the Purchase Agreement, Assignor has agreed to assign to Assignee, to the extent assignable, all of Assignor’s rights, obligations and liabilities under and with respect to all contracts and agreements relating to the Promenade Property (but only to the extent that such rights, obligations and liabilities relate to the Promenade Property as opposed to any other property), specifically including the contracts and agreement listed on Schedule 1 attached hereto, but specifically excluding the Retained Contracts and Agreement (as defined below) (each, a “Contract or Agreement” and collectively, the “Contracts and Agreements”), and Assignee has agreed to accept such assignment and to assume all obligations and liabilities of Assignor under and with respect to the Contracts and Agreements (but only to the extent that such obligations and liabilities relate to the Promenade Property as opposed to any other property).

C. Unless otherwise defined herein, all initially capitalized terms used this Assignment shall have the same meanings as ascribed to such terms in the Purchase Agreement.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Assignment. As of and from the Effective Date, Assignor hereby assigns, sells, conveys, sets over and transfers to Assignee, to the extent assignable, all of Assignor’s rights, obligations and liabilities under and with respect to the Contracts and Agreements (but only to the extent that such rights, obligations and liabilities relate to the Promenade Property as opposed to any other property).

2. Acceptance and Assumption. Assignee hereby accepts the foregoing assignment, and from and after the Effective Date assumes performance of all of Assignor’s obligations, accruing from and after the Effective Date, under and with respect to the Contracts and Agreements (but only to the extent that such obligations relate to the Promenade Property as opposed to any other property).

3. Intentionally Omitted.

4. Retained Contracts and Agreements. Assignor and Assignee acknowledge and agree that Assignor does not assign its rights, obligations and liabilities under and with respect to the contracts and agreements listed on Schedule 2 attached hereto (“Retained Contracts and Agreements”) pursuant to the provisions of this Agreement.

5. Representations and Warranties of Assignor. Assignor hereby represents and warrants to Assignee that Assignor has not previously assigned any of its rights, obligations or liabilities under or with respect to the Contracts and Agreements (but only to the extent that such rights, obligations and liabilities relate to the Promenade Property as opposed to any other property). Nothing herein shall be deemed to limit or modify Buyer’s rights with respect to the representations and warranties made by Seller in Section 18 of the Purchase Agreement.

6. Further Assurances. Assignor and Assignee each agree to do such further acts and things and to execute and deliver such additional agreements and instruments as may reasonably be required to consummate, evidence or confirm the assignments, assumptions and agreements contained herein.

7. Governing Law. The Laws of the State of California shall govern the validity, enforcement, and interpretation of this Assignment, irrespective of any other choice of law rules.

8. Attorneys’ Fees. Should any dispute arise between the parties hereto or their legal representatives, successors or assigns concerning any provision of this Assignment or the rights and duties of any person in relation thereto, the party prevailing in such dispute shall be entitled, in addition to such other relief that may be granted, to receive from the other party all costs and expenses, including reasonable attorneys’ fees, incurred by the prevailing party in connection with such dispute.

9. Entire Agreement; Amendment. This Assignment, together with the other written agreements referred to herein, is the parties’ complete and final expression of their agreement with respect to the subject matter hereof, and is intended as the complete and exclusive statement of the terms of the agreement between the parties. As such, this Assignment supersedes any prior understandings between the parties, whether oral or written, with respect to the subject matter hereof; provided, however, that this Assignment is executed and delivered in furtherance of the Purchase Agreement, and is subject to the representations, warranties, covenants, agreements, and other provisions thereof. This Assignment may not be modified or amended except by a writing executed by Assignor and Assignee. No waiver by any party of a Default by the other party shall be construed or held to be a waiver of any succeeding or preceding Default. No waiver of any Default by a party shall be implied from an omission by such party to take any action on account of such Default if such Default persists or is repeated, and no express waiver shall affect a Default other than as specified in such waiver.

10. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the paries hereto and their respective successors and assigns.

2

11. Unenforceable Provisions. In the event that any provision of this Assignment shall be unenforceable or inoperative as a matter of law, the remaining provisions shall remain in full force and effect.

12. Counterparts. This Assignment may be executed in several counterparts, each of which shall be fully effective as an original and all of which together shall constitute one and the same instrument. Original signatures or signatures transmitted by facsimile machine, photographic copy or reproduction in a digital medium shall be treated as originals.

[Signature Page Follows]

3

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Assumption Agreement—Contracts and Agreements as of the Effective Date.

ASSIGNOR:

COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company

By:	/s/ Mark M. Hedstrom
Name:	Mark M. Hedstrom
Its:	Vice President

ASSIGNEE:

WILLIAM LYON HOMES, INC., a California corporation

By:	/s/ Richard S. Robinson
Name:	Richard S. Robinson
Its:	Senior Vice President

By:	/s/ Colin T. Severn
Name:	Colin T. Severn Vice President Chief Financial officer

[Signature Page to Assignment and Assumption Agreement—Contracts and Agreements]

Schedule 1

Specific Contracts and Agreements

None.

Schedule 2

Retained Contracts and Agreements

None.

Exhibit I-7

Vista Bella Assignment and Assumption Agreement

Contracts and Agreements

[Attached]

ASSIGNMENT AND ASSUMPTION AGREEMENT —

CONTRACTS AND AGREEMENTS

(Vista Bella)

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT — CONTRACTS AND AGREEMENTS (this “Assignment”) is made as of the 28th day of June, 2012 (the “Effective Date”), by and between COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company (“Assignor”), and WILLIAM LYON HOMES, INC., a California corporation (“Assignee”); with reference to the following facts:

RECITALS

A. Assignor and Assignee are parties to that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of June 28, 2012 (the “Purchase Agreement”), pursuant to which, among other things, Assignee has purchased and acquired from Assignor that certain Real Property located in the County of San Bernardino, State of California, more particularly described on Exhibit “A” to the Purchase Agreement and commonly known as “Vista Bella” (the “Vista Bella Property”).

B. In connection with the Purchase Agreement, Assignor has agreed to assign to Assignee, to the extent assignable, all of Assignor’s rights, obligations and liabilities under and with respect to all contracts and agreements relating to the Vista Bella Property (but only to the extent that such rights, obligations and liabilities relate to the Vista Bella Property as opposed to any other property), specifically including the contracts and agreement listed on Schedule 1 attached hereto, but specifically excluding the Retained Contracts and Agreement (as defined below) (each, a “Contract or Agreement” and collectively, the “Contracts and Agreements”), and Assignee has agreed to accept such assignment and to assume all obligations and liabilities of Assignor under and with respect to the Contracts and Agreements (but only to the extent that such obligations and liabilities relate to the Vista Bella Property as opposed to any other property).

C. Unless otherwise defined herein, all initially capitalized terms used this Assignment shall have the same meanings as ascribed to such terms in the Purchase Agreement.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Assignment. As of and from the Effective Date, Assignor hereby assigns, sells, conveys, sets over and transfers to Assignee, to the extent assignable, all of Assignor’s rights, obligations and liabilities under and with respect to the Contracts and Agreements (but only to the extent that such rights, obligations and liabilities relate to the Vista Bella Property as opposed to any other property).

2. Acceptance and Assumption. Assignee hereby accepts the foregoing assignment, and from and after the Effective Date assumes performance of all of Assignor’s obligations, accruing from and after the Effective Date, under and with respect to the Contracts and Agreements (but only to the extent that such obligations relate to the Vista Bella Property as opposed to any other property).

3. Intentionally Omitted.

4. Retained Contracts and Agreements. Assignor and Assignee acknowledge and agree that Assignor does not assign its rights, obligations and liabilities under and with respect to the contracts and agreements listed on Schedule 2 attached hereto (“Retained Contracts and Agreements”) pursuant to the provisions of this Agreement.

5. Representations and Warranties of Assignor. Assignor hereby represents and warrants to Assignee that Assignor has not previously assigned any of its rights, obligations or liabilities under or with respect to the Contracts and Agreements (but only to the extent that such rights, obligations and liabilities relate to the Vista Bella Property as opposed to any other property). Nothing herein shall be deemed to limit or modify Buyer’s rights with respect to the representations and warranties made by Seller in Section 18 of the Purchase Agreement.

6. Further Assurances. Assignor and Assignee each agree to do such further acts and things and to execute and deliver such additional agreements and instruments as may reasonably be required to consummate, evidence or confirm the assignments, assumptions and agreements contained herein.

7. Governing Law. The Laws of the State of California shall govern the validity, enforcement, and interpretation of this Assignment, irrespective of any other choice of law rules.

8. Attorneys’ Fees. Should any dispute arise between the parties hereto or their legal representatives, successors or assigns concerning any provision of this Assignment or the rights and duties of any person in relation thereto, the party prevailing in such dispute shall be entitled, in addition to such other relief that may be granted, to receive from the other party all costs and expenses, including reasonable attorneys’ fees, incurred by the prevailing party in connection with such dispute.

9. Entire Agreement; Amendment. This Assignment, together with the other written agreements referred to herein, is the parties’ complete and final expression of their agreement with respect to the subject matter hereof, and is intended as the complete and exclusive statement of the terms of the agreement between the parties. As such, this Assignment supersedes any prior understandings between the parties, whether oral or written, with respect to the subject matter hereof; provided, however, that this Assignment is executed and delivered in furtherance of the Purchase Agreement, and is subject to the representations, warranties, covenants, agreements, and other provisions thereof. This Assignment may not be modified or amended except by a writing executed by Assignor and Assignee. No waiver by any party of a Default by the other party shall be construed or held to be a waiver of any succeeding or preceding Default. No waiver of any Default by a party shall be implied from an omission by such party to take any action on account of such Default if such Default persists or is repeated, and no express waiver shall affect a Default other than as specified in such waiver.

1 0. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the paries hereto and their respective successors and assigns.

2

11. Unenforceable Provisions. In the event that any provision of this Assignment shall be unenforceable or inoperative as a matter of law, the remaining provisions shall remain in full force and effect.

12. Counterparts. This Assignment may be executed in several counterparts, each of which shall be fully effective as an original and all of which together shall constitute one and the same instrument. Original signatures or signatures transmitted by facsimile machine, photographic copy or reproduction in a digital medium shall be treated as originals.

[Signature Page Follows]

3

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Assumption Agreement—Contracts and Agreements as of the Effective Date.

ASSIGNOR:

COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company

By:	/s/ Mark M. Hedstrom
Name:	Mark M. Hedstrom
Its:	Vice President

ASSIGNEE:

WILLIAM LYON HOMES, INC., a California corporation

By:	/s/ Richard S. Robinson
Name:	Richard S. Robinson
Its:	Senior Vice President

By:	/s/ Colin T. Severn
Name:	Vice President
Its:	Chief Financial Officer

[Signature Page to Assignment and Assumption Agreement—Contracts and Agreements]

Schedule 1

Specific Contracts and Agreements

Agreement for School Facilities Impact Mitigation, Settlement and Compromise dated February 18, 2002, among Chapman Heights, L.P., Yucaipa Valley Acres and Yucaipa-Calimesa Joint Unified School District, recorded on May 29, 2002 as Instrument No. 2002-0272226 in the Official Records.

Agreement for Sale and Escrow Instructions dated as of June 30, 2004, by and between Chapman Heights, L.P. and William Lyon, Homes, Inc., as amended by (i) that certain First Amendment to Agreement of Sale and Escrow Instructions dated June 30,2004, (ii) that certain Second Amendment to Agreement of Sale and Escrow Instructions dated August 2, 2004, and (iii) that certain Third Amendment to Agreement of Sale and Escrow Instructions dated March 30, 2006.

Payment and Performance Agreement dated August         , 2004, by and between Chapman Heights, L.P., and William Lyon Homes, Inc.

Schedule 2

Retained Contracts and Agreements

None.

EXHIBIT J

ASSIGNMENT AND ASSUMPTION AGREEMENTS—DEVELOPMENT DECLARATION

[ATTACHED]

RECORDING REQUESTED BY

AND WHEN RECORDED RETURN TO:

William Lyon Homes, Inc.

4490 Von Karman Avenue

Newport Beach, California 92660

Attn: Matthew Zaist

(Space Above for Recorder’s Use Only)

ASSIGNMENT AND ASSUMPTION AGREEMENT–

DEVELOPMENT DECLARATION

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT—DEVELOPMENT DECLARATION (this “Assignment”) is made as of the         day of June, 2012 (the “Effective Date”), by and between COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company (“Assignor”), and WILLIAM LYON HOMES, INC., a California corporation (“Assignee”), with reference to the following facts:

RECITALS

A. Assignor and Assignee are parties to that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of June 28, 2012 (the “Purchase Agreement”), pursuant to which, among other things, Assignee has purchased and acquired from Assignor that certain real property located in the [County of [Property’s Location], State of [Property’s State], more particularly described on Exhibit “A” to the Purchase Agreement and commonly known as “[Name of Property].”

B. [In connection with the Purchase Agreement, Assignor has agreed to assign to Assignee all of Assignor’s rights, obligations and liabilities as “Declarant” under and with respect to the documents and instruments listed on Schedule I attached hereto (collectively, the “Declaration Documents”), and Assignee has agreed to accept such assignment and to assume all obligations and liabilities of Assignor hereunder.]1

C. Unless otherwise defined herein, all capitalized terms used this Assignment shall have the same meanings as ascribed to such terms in the Purchase Agreement.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

[1]	This paragraph is specific to each property’s development declaration.

1. Assignment. As of and from the Effective Date, Assignor hereby assigns, sells, conveys, sets over and transfers to Assignee all of Assignor’s rights obligations and liabilities as “Declarant” under and with respect to the Declaration Documents.

2. Acceptance and Assumption. Assignee hereby accepts the assignment of Assignor’s, right, title and interest in and to the Declaration Documents, and from and after the Effective Date assumes performance of all of Assignor’s obligations, accruing from and after the Effective Date, under and with respect to the Declaration Documents.

3. Representations and Warranties of Assignor. Assignor hereby represents and warrants to Assignee that Assignor has not previously assigned any of its rights, obligations or liabilities under or with respect to the Declaration Documents. Nothing herein shall be deemed to limit or modify Buyer’s rights with respect to the representations and warranties, made by Seller in Paragraph 18 of the Purchase Agreement.

4. Further Assurances. Assignor and Assignee each agree to do such further acts and things and to execute and deliver such additional agreements and instruments as may reasonably be required to consummate, evidence or confirm the assignments, assumptions and agreements contained herein.

5. Governing Law. The validity, interpretation and performance of this Assignment shall be controlled by and construed under the laws of the State of California, irrespective of any choice of law provisions.

6. Attorneys’ Fees. Should any dispute arise between the parties hereto or their legal representatives, successors or assigns concerning any provision of this Assignment or the rights and duties of any person in relation thereto, the party prevailing in such dispute shall be entitled, in addition to such other relief that may be granted, to receive from the other party all costs and expenses, including reasonable attorneys’ fees, incurred by the prevailing party in connection with such dispute.

7. Entire Agreement; Amendment. This Assignment, together with the other written agreements referred to herein, is the parties’ complete and final expression of their agreement with respect to the subject matter hereof, and is intended as the complete and exclusive statement of the terms of the agreement between the parties. As such, this Assignment supersedes any prior understandings between the parties, whether oral or written, with respect the subject matter hereof; provided, however, that this Assignment is executed and delivered in furtherance of the Purchase Agreement, and is subject to the representations, warranties, covenants, agreements, and other provisions thereof. This Assignment may not be modified or amended except by a writing executed by Assignee and Assignor. No waiver by any party of a Default by the other party shall be construed or held to be a waiver of any succeeding or preceding Default. No waiver of any Default by a party shall be implied from an omission by such party to take any action on account of such Default if such Default persists or is repeated, and no express waiver shall affect a Default other than as specified in such waiver.

8. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

2

9. Unenforceable Provisions. In the event that any provision of this Assignment shall be unenforceable or inoperative as a matter of law, the remaining provisions shall remain in full force and effect.

10. Counterparts. This Assignment may be executed in several counterparts, each of which shall be fully effective as an original and all of which together shall constitute one and the same instrument. Original signatures or signatures transmitted by facsimile machine, photographic copy or reproduction in a digital medium shall be treated as originals.

[Signature Page Follows]

3

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Assumption Agreement–Development Declaration as the Effective Date.

ASSIGNOR:

COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company

By:
Name:
Its:

ASSIGNEE:

WILLIAM LYON HOMES, INC., a California corporation

By:
Name:
Its:

By:
Name:
Its:

STATE OF                     )

                                         )

COUNTY OF                 )

On                     before me,

personally appeared                                                                                                                                                                                    ,

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature                                                              [Seal]

STATE OF                     )

                                         )

COUNTY OF                 )

On                     before me,

personally appeared                                                                                                                                                                                    ,

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature                                                              [Seal]

EXHIBIT K

DECLARATION DOCUMENTS

All documents described on the preliminary title reports on the Properties.

EXHIBIT L

REGISTRATION RIGHTS LETTER AGREEMENT

[ATTACHED]

June 28, 2012

ColFin WLH Land Acquisitions, LLC

Attn: Kevin Traenkle

2450 Broadway, 6th Floor

Santa Monica, CA 90404

Re: Class A Common Stock Registration Rights

Mr. Traenkle:

Reference is hereby made to (i) that certain Class A Common Stock Registration Rights Agreement, dated as of February 25, 2012, by and among William Lyon Homes, a Delaware corporation (the “Company”), and each of the individual purchasers who become parties thereto from time to time in accordance with the terms thereof, a true and correct copy of which is filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 6, 2012 (the “Registration Rights Agreement”) (capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Registration Rights Agreement); and (ii) that certain Purchase and Sale Agreement and Joint Escrow Instructions (the “Purchase Agreement”), to be entered into by and among the Company, William Lyon Homes, Inc., a California corporation and wholly-owned subsidiary of the Company (“Buyer”), and ColFin WLH Land Acquisitions, LLC, a Delaware limited liability company (“Seller),” pursuant to which Seller will sell to Buyer and Buyer will acquire from Seller (collectively, the “Transaction”) all right, title and interest in and to the Property (as defined in the Purchase Agreement) for the Purchase Price (as defined in the Purchase Agreement) comprised of cash and ten million (10,000,000) shares of Class A Common Stock of the Company, par value $0.01 per share (the “Shares”).

By execution of this letter, the Company and Seller agree that, with respect to the Shares, (i) Seller and the Company shall receive the same rights and benefits as Holders and the Company receive, respectively, and be bound by the same obligations by which Holders and the Company are bound, respectively, in each case, under the Registration Rights Agreement and (ii) the Shares and any additional Class A Shares issued or distributed by way of a dividend, stock split or other distribution in respect of such Shares (the “ColFin Shares”) shall be deemed Registrable Securities, in each case of clauses (i) and (ii), subject to the provisions of Section 10 of the Registration Rights Agreement. Without limiting the generality of the foregoing, the Company shall include the ColFin Shares in the Shelf Registration Statement to be filed by the Company pursuant to Section 3(a) of the Registration Rights Agreement.

Furthermore, the Company agrees that it will use its reasonable best efforts to obtain the written consent of Holders beneficially owning not less than a majority of the then outstanding Registrable Securities, within 60 days of the closing of the Transaction, to amend or modify the Registration Rights Agreement and obtain any other necessary consents or approvals to allow Seller to receive, without qualification, the same rights and benefits as Holders receive and to be bound by the same obligations by which Holders are bound, in each case, under the Registration Rights Agreement.

At any time after the closing of the Transaction, promptly following the written request of Seller the Company shall execute and deliver to Seller a definitive registration rights agreement in form and substance substantially identical to the Registration Rights Agreement modified to the extent required by the terms of this letter.

This letter may not be amended or waived except by an instrument in writing signed by each of the parties hereto. This letter shall be governed by, and construed and interpreted in accordance with, the laws of the State of California. This letter may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this letter by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and Seller have executed this letter agreement as of the day and year first above written.

SELLER:

COLFIN WLH LAND ACQUISITIONS, LLC, a Delaware limited liability company

By:	/s/ Mark M. Hedstrom
Name:	Mark M. Hedstrom
Its:	Vice President

COMPANY:

WILLIAM LYON HOMES, a Delaware corporation

By:	/s/ Colin T. Severn
Name:	Colin T. Severn
Its:	Vice President Chief Financial Officer

EXHIBIT M

REGISTRATION RIGHTS CONSENT

[ATTACHED]

June 26, 2012

Luxor Capital Group, LP

Attn: Nathaniel Redleaf

1114 Avenue of the Americas, 29th Floor

New York, NY 10036

Re: Class A Common Stock Registration Rights

Mr. Redleaf:

Reference is hereby made to that certain Class A Common Stock Registration Rights Agreement, dated as of February 25, 2012 (the “Registration Rights Agreement”), by and among William Lyon Homes, a Delaware corporation (the “Company”), and each of the individual purchasers who become parties thereto from time to time in accordance with the terms thereof (“Holders”).

The Company, William Lyon Homes, Inc., a California corporation and wholly-owned subsidiary of the Company (“Buyer”), and ColFin WLH Land Acquisitions, LLC, a Delaware limited liability company (“Seller), plan to enter into a Purchase and Sale Agreement and Joint Escrow Instructions (the “Purchase Agreement”), on or about June 28, 2012, pursuant to which Seller will sell to Buyer and Buyer will acquire from Seller (collectively, the “Transaction”) all right, title and interest in and to certain real property as more fully described in the Purchase Agreement for a purchase price comprised of cash and ten million (10,000,000) shares of Class A Common Stock of the Company, par value $0.01 per share (the “Shares”).

In connection with the Transaction, the Company hereby requests the consent of the undersigned to amend the Registration Statement to allow for the inclusion of the Shares in the definition of Registrable Securities as such term is defined in the Registration Rights Agreement and to make any related modifications or amendments to the Registration Rights Agreement necessary to provide the holder of the Shares with equal rights, benefits and obligations as Holders (collectively, the “Amendment”). By execution of this letter agreement, the undersigned hereby consent to the Amendment.

[Signature Page Follows]

Very truly yours,

WILLIAM LYON HOMES, a Delaware corporation

By:	/s/ Colin T. Severn
Name:	Colin T. Severn
Its:	Vice President Chief Financial Officer

[Signature Page to Luxor Capital Group Letter Agreement]

AGREED AND ACCEPTED: GAM EQUITY SIX INC.

By:	/s/ Elena Cimador
Name: Elena Cimador
Title: Chief Financial Officer, Luxor Capital Group, LP, the Investment Manager

LUXOR CAPITAL PARTNERS OFFSHORE MASTER FUND, LP

By:	Luxor Capital Group, LP
Its Investment Manager

By:	/s/ Elena Cimador
Name: Elena Cimador
Title: Chief Financial Officer

LUXOR CAPITAL PARTNERS, LP

By:	Luxor Capital Group, LP
Its Investment Manager

By:	/s/ Elena Cimador
Name: Elena Cimador
Title: Chief Financial Officer

LUXOR SPECTRUM OFFSHORE MASTER FUND, LP

By:	Luxor Capital Group, LP
Its Investment Manager

By:	/s/ Elena Cimador
Name: Elena Cimador
Title: Chief Financial Officer

LUXOR SPECTRUM, LLC

By:	Luxor Capital Group, LP
Its Investment Manager

By:	/s/ Elena Cimador
Name: Elena Cimador
Title: Chief Financial Officer

LUXOR WAVEFRONT, LP

By:	Luxor Capital Group, LP
Its Investment Manager

By:	/s/ Elena Cimador
Name: Elena Cimador
Title: Chief Financial Officer

OC 19 MASTER FUND, LP-LCG

By:	Luxor Capital Group, LP
Its Investment Manager

By:	/s/ Elena Cimador
Name: Elena Cimador
Title: Chief Financial Officer

EXHIBIT N

INSTRUCTION LETTER

[ATTACHED]

June 28, 2012

American Stock Transfer & Trust Company, LLC

Attn: Ardis Henderson

1218 Third Avenue, Suite 1700

Seattle, WA 98101

Re: William Lyon Homes

Ms. Henderson:

You are hereby authorized and instructed, pursuant to resolutions adopted by the Board of Directors of William Lyon Homes, a Delaware corporation (the “Company”), at a meeting duly held on May 23, 2012, to issue in book entry form, on June 28, 2012, on our behalf, an aggregate of 10,000,000 shares of the Class A Common Stock of the Company, par value $0.01 per share (the “Shares”), to ColFin WLH Land Acquisitions, LLC, a Delaware limited liability company (“Colony”), being newly issued pursuant to the Purchase and Sale Agreement and Joint Escrow Instructions (the “Purchase Agreement”), dated on June 28, 2012, by and between the Company, Colony and William Lyon Homes, Inc., a California corporation.

You are further instructed to place your standard 1933 Securities Act legend on the Shares as they have not been registered under the Securities Act of 1933, as amended, or any state securities laws.

Please issue the Shares in book entry form and cause them to be registered in accordance with the name and denominations as follows:

Name of Stockholder	No. of Shares	Taxpayer Identification No.	Address of Stockholder
ColFin WLH Land Acquisitions, LLC, a Delaware limited liability company	10,000,000	27-1522242	2450 Broadway, 6th Floor Santa Monica, CA 90404

Please date the issuance as of June 28, 2012.

Very truly yours, WILLIAM LYON HOMES, a Delaware corporation

By:	/s/ Colin T. Severn
Name:	Colin T. Severn
Its:	Vice President Chief Financial Officer

[Signature Page to Instruction Letter to Transfer Agent]